EXHIBIT 10.79

ADDITIONAL 2012 FORMS OF EMPLOYEE

PERFORMANCE UNIT, RESTRICTED STOCK AND

RESTRICTED SHARE UNIT AGREEMENTS

FORMS OF EMPLOYEE PERFORMANCE UNITS AGREEMENTS

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

2012 PERFORMANCE-BASED RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[ Name ]

AWARD GRANT DATE:	February 7, 2012

TARGET SHARE UNITS:	[ Whole number of share units ]

1. Definitions.

Certain terms used in this 2012 Performance-Based Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 16 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Performance RSUs with Dividend Equivalents.

Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of performance-based restricted share units (“Performance RSUs”), with the number of target share units set forth above, together with the opportunity to receive related Dividend Equivalents (“Dividend Equivalents”) with respect to those share units (together, the “Performance-Based Award”). The Performance-Based Award is subject to acceptance by Grantee in accordance with Section 19 and is subject to the terms and conditions of the Agreement and the Plan.

The Performance RSUs and related Dividend Equivalents are divided into four installments or tranches and are subject to the terms and conditions of the Agreement and to the Plan. These include (1) specified vesting conditions for each tranche that relate to a service requirement and to performance criteria based on compliance with tier 1 capital ratios required for well-capitalized institutions as established by PNC’s regulators and (2) final award payout size adjustment, upward or downward within specified limits, for each tranche based on specified performance criteria that relate to one-year total shareholder return.

The four Performance RSUs and related Dividend Equivalents “Tranches” are set forth below:

•	one-fourth of the target number of Share Units (rounded down to the nearest whole share) are in the first tranche and will relate to 2012 performance (“2012 Tranche” or “1st Tranche”);

•	one-third of the remaining target number of Share Units (rounded down to the nearest whole share) are in the second tranche and will relate to 2013 performance (“2013 Tranche” or “2nd Tranche”);

•	one-half of the remaining target number of Share Units (rounded down to the nearest whole share) are in the third tranche and will relate to 2014 performance (“2014 Tranche” or “3rd Tranche”); and

•	the remainder of the target number of Share Units are in the fourth tranche and will relate to 2015 performance (“2015 Tranche” or “4th Tranche”);

Provided that a Performance RSUs’ tranche vests in accordance with the terms of Section 5 and is not forfeited pursuant to Section 4, the size of the payout award amount for the Performance RSUs in that tranche will be based on the target number of share units in the tranche as adjusted upward or downward, if applicable, in accordance with the performance adjustment provisions of Section 6, and will be settled and paid, generally in shares of PNC common stock, pursuant to and in accordance with the terms of Sections 7 and 8. Provided that a Dividend Equivalents’ tranche is not forfeited pursuant to Section 4, the Dividend Equivalents that relate to such tranche will also vest when the related Performance RSUs in the tranche vest, the payout size for the Dividend Equivalents in the tranche will be adjusted to relate to the same number of adjusted share units as the adjusted share units of Performance RSUs in that same tranche that are being settled, and those Dividend Equivalents will be paid out in cash at the same time as their related Performance RSUs in accordance with the terms of Sections 7 and 8.

Performance RSUs that are forfeited by Grantee pursuant to the service or conduct provisions of Section 4 or that expire upon failure to vest in accordance with the performance vesting conditions of Section 5 will be cancelled, together with the Dividend Equivalents that relate to those Performance RSUs, without payment of any consideration by PNC.

Performance RSUs and Dividend Equivalents are not transferable. The Performance RSUs and Dividend Equivalents are subject to forfeiture pursuant to the terms and conditions of the Agreement prior to vesting and settlement, and are subject to upward or downward adjustment from the target number of share units, or share units to which they relate in the case of dividend equivalents, in accordance with Section 6.

3. Dividend Equivalents.

The Dividend Equivalents portion of a Tranche of share units represents the opportunity to receive a payout in cash of an amount equal to the cash dividends that would have been paid, without interest or reinvestment, between the Award Grant Date and the settlement date for that Tranche on a number of shares of PNC common stock equal to the performance-adjusted number of Share Units settled and paid out with respect to the related Performance RSUs in that same Tranche, if any, had such shares been issued and outstanding shares on the Award Grant Date and thereafter through the settlement date.

Dividend Equivalents are subject to the same service requirements, forfeiture events, performance vesting conditions, and performance-based payout size adjustments as the Performance RSUs to which they relate as set forth in Sections 4, 5 and 6, and will not be settled and paid unless and until such related Performance RSUs vest, are settled and are paid. Vested outstanding Dividend Equivalents will be settled and paid in accordance with Sections 7 and 8.

4. Forfeiture Upon Failure to Meet Service Requirements; Other Forfeiture Provisions.

4.1 Service Requirements. Grantee will fail to meet the service requirements for a given Tranche of Performance RSUs and related Dividend Equivalents in the event that Grantee does not continue to be employed by the Corporation through the earliest to occur of the following:

(i)

the 1st , 2nd , 3rd , or 4th anniversary of the Award Grant Date, as the case may be, with respect to the 1st , 2nd , 3rd , or 4th Tranche of the Performance RSUs and related Dividend Equivalents, as applicable;

(ii)	the date of Grantee’s death;

(iii)	Grantee’s Termination Date (as defined in Section 16.33) where Grantee’s employment was not terminated by the Corporation for Cause (as defined in Section 16.4) and where either (a) Grantee’s termination of employment qualifies as a Retirement (as defined in Section 16.26) or (b) Grantee’s employment was terminated as of such date by the Corporation by reason of Grantee’s Disability (as defined in Section 16.12); and

(iv)	the day immediately prior to the date a Change of Control (as defined in Section 16.6) occurs.

4.2 Forfeiture of Performance-Based Award Upon Failure to Meet Service Requirements. If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements set forth in Section 4.1 with respect to one or more Tranches of Performance RSUs and related Dividend Equivalents, then all outstanding Performance RSUs that have so failed to meet such service requirements, together with the Dividend Equivalents related to such Tranche or Tranches of Performance RSUs, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

4.3 Forfeiture of Performance-Based Award Upon Determination of Detrimental Conduct. Performance RSUs and related Dividend Equivalents that would otherwise remain outstanding after Grantee’s Termination Date by reason of Section 4.1(iii) due to Grantee’s qualifying Retirement or Disability termination, if any, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC in the event that, at any time prior to the date such units, if any, are settled in accordance with Section 7.5 or expire unvested pursuant to other provisions of the Agreement, PNC determines as set forth in Section 16.11 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Performance RSUs and related Dividend Equivalents on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death or on or after the date of a Change of Control.

4.4 Suspensions and Forfeitures Related to Judicial Criminal Proceedings.

Any vesting and settlement, or settlement if vesting has already occurred, of Performance RSUs and related Dividend Equivalents that may otherwise remain outstanding after Grantee’s Termination Date and have not yet been settled shall be automatically suspended:

•	at any time prior to the date such units are settled in accordance with Section 7.5 or expire unvested pursuant to other provisions of the Agreement,

•

if any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Such suspension of vesting and settlement, or settlement if vesting has already occurred, shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, the Performance RSUs, together with all related Dividend Equivalents, will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, vesting determinations and settlement shall proceed in accordance with Section 5.5 and Section 7.5 as applicable. No interest shall be paid with respect to any suspended payments.

4.5 Termination of Performance-Based Award Upon Forfeiture of Units.

The Performance-Based Award will terminate with respect to any Tranche or Tranches, as the case may be, of Performance RSUs and related Dividend Equivalents upon forfeiture and cancellation of such Tranche or Tranches of Performance RSUs and related Dividend Equivalents pursuant to any of the provisions of Section 4.

Upon forfeiture and cancellation of such Tranche or Tranches of Performance RSUs and related Dividend Equivalents pursuant to any of the provisions of Section 4, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Performance RSUs or the related Dividend Equivalents evidenced by the Agreement with respect to that Tranche or those Tranches, as applicable.

5. Vesting Determinations; Expiration of Performance RSUs and Related Dividend Equivalents Upon Failure to Vest.

5.1 Vesting Performance Conditions. Vesting of Performance RSUs and related Dividend Equivalents is subject to satisfaction or deemed satisfaction of the vesting performance condition for the applicable Tranche or Tranches of the Performance-Based Award as set forth in the applicable subsection of this Section 5.

Provided that the applicable Tranche or Tranches of Performance RSUs and related Dividend Equivalents are still outstanding and have not been forfeited pursuant to the service requirements or other forfeiture provisions of Section 4, vesting determinations will be made in accordance with Section 5.2, Section 5.3, Section 5.4 or Section 5.5, as applicable.

Any Tranche of the Performance-Based Award that fails to vest upon such final vesting determination and is no longer eligible for vesting in accordance with the applicable subsection of this Section 5 will expire and terminate unvested without payment of any consideration by PNC. Performance

RSUs and related Dividend Equivalents that have met the service and vesting performance conditions of Section 4 and this Section 5 and are not forfeited pursuant to the other provisions of those Sections prior to the settlement date will be performance-adjusted, settled and paid in accordance with Sections 6, 7 and 8.

All determinations made by the Compensation Committee or otherwise by PNC hereunder shall be made in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

5.2	Vesting Determinations in Standard Circumstances — While Grantee is Still an Employee and there has not been a Change of Control.

Provided that Grantee is still an employee of the Corporation on the 1st , 2nd , 3rd, or 4th anniversary of the Award Grant Date, as the case may be, such that the service requirements of Section 4.1(i) with respect to the applicable Tranche have been satisfied, and provided that a Change of Control has not occurred, then outstanding Performance RSUs and related Dividend Equivalents will vest as of the 1st , 2nd , 3rd, or 4th anniversary of the Award Grant Date, as the case may be, with respect to the 1st , 2nd , 3rd, or 4th Tranche of the Performance RSUs and related Dividend Equivalents, as applicable, upon determination by the Compensation Committee that the vesting performance condition applicable for the Tranche has been met.

If a Change of Control occurs prior to the scheduled vesting date for an outstanding Tranche or Tranches of Performance RSUs and related Dividend Equivalents, vesting determinations will be made pursuant to Section 5.3.

The Vesting Performance Condition for a Tranche will be satisfied if PNC has, as of the applicable performance measurement date for that Tranche, met or exceeded the required tier 1 capital ratio established by PNC’s primary Federal bank holding company regulator for well-capitalized institutions as then in effect and applicable to PNC.

For purposes of this Section 5.2, the applicable performance measurement date for a Tranche will be the year-end date immediately preceding the applicable scheduled vesting date for that Tranche (as specified in the paragraph above). For example, in order for the 1st Tranche to vest as of the 1st anniversary of the Award Grant Date, the specified tier 1 capital ratio must satisfy the Vesting Performance Condition as of December 31, 2012, for the 2nd Tranche, the specified tier 1 capital ratio must satisfy the Vesting Performance Condition as of December 31, 2013, etc.

The process of certification of the level of corporate achievement with respect to the vesting performance criteria will occur as soon as practicable after the applicable performance measurement date (in the case of determinations made pursuant to this Section 5.2, after the applicable year-end date). PNC will present information to the Compensation Committee with respect to (1) the minimum specified tier 1 capital ratio required to satisfy the applicable Vesting Performance Condition for the Tranche and (2) the applicable tier 1 capital ratio achieved by PNC with respect to the Tranche, which will be based on PNC’s publicly reported financial results for the period ending on the applicable performance measurement date. Generally, this will be the public release of earnings results for PNC’s fourth quarter that occurs after the year-end measurement date and prior to the vesting date for the Tranche, so that the Compensation Committee will be able to make its determination in late January or early February following the applicable performance year-end.

If the Compensation Committee determines that the applicable Vesting Performance Condition has been satisfied, the Tranche of Performance RSUs and related Dividend Equivalents will vest as of the scheduled vesting date for that Tranche; if not, such Tranche of Performance RSUs and related Dividend Equivalents will fail to vest and will expire unvested.

5.3 Vesting Determinations in the Event of a Change of Control While an Employee.

In the event that (a) a Change of Control (as defined in Section 16.6) occurs prior to the time a Tranche of Performance RSUs and related Dividend Equivalents either vests or expires unvested in accordance with one of the other subsections of this Section 5 and (b) provided that Grantee was still an employee of the Corporation on the day immediately prior to the date the Change of Control occurs such that Grantee satisfies the service requirements of Section 4.1(iv), then:

(i) If the Vesting Performance Condition (as described in Section 5.2) is satisfied using the quarter-end date immediately preceding the Change of Control (or, if the Change of Control occurs on a quarter-end date, using the date of the Change of Control) as the applicable performance measurement date for the Vesting Performance Condition for all then outstanding and unvested Tranches, then any and all outstanding Tranche or Tranches, if applicable, of Performance RSUs and related Dividend Equivalents will vest as of the date that the Change of Control occurs (i.e., the outstanding and unvested units and related dividend equivalents will vest as of the Change of Control date if PNC met or exceeded the then required tier 1 capital ratio for well-capitalized institutions as of the end of the last full quarter completed prior to or as of the date of the Change of Control); and

(ii) If the Vesting Performance Condition is not satisfied pursuant to Section 5.3(i) above or if the applicable service requirement set forth in clause (b) of this Section 5.3 is not met, then all outstanding and unvested Tranches of Performance RSUs and related Dividend Equivalents will fail to vest and will expire unvested as of the date the Change of Control occurs.

The process of vesting determination will occur as soon as practicable after the Change of Control date and will be based on the comparison of (1) the applicable tier 1 capital ratio performance achieved by PNC on the quarter-end performance measurement date described above as reflected in the publicly reported financial results for PNC for the period ending on that quarter-end date to (2) the minimum specified tier 1 capital ratio required to satisfy the Vesting Performance Condition.

In the event that Grantee was no longer an employee of the Corporation on the day immediately prior to the date of the Change of Control but satisfied the service requirements of Section 4.1(iii) by reason of a qualifying Disability or Retirement termination of employment and one or more Tranches of Performance RSUs and related Dividend Equivalents remain outstanding and eligible for vesting pursuant to Section 5.5 at the time the Change of Control occurs and have not been forfeited pursuant to any of the other provisions of Section 4, vesting determinations with respect to such Tranches will be made pursuant to Section 5.5(c).

5.4 Vesting Determinations in the Event of Death While an Employee.

In the event of (a) Grantee’s death prior to the time a Tranche of the Performance RSUs and related Dividend Equivalents either vests or expires unvested pursuant to one of the other subsections of this Section 5, and (b) provided that such Performance RSUs and related Dividend Equivalents have not been forfeited pursuant to Section 4 for any reason prior to Grantee’s death, then:

•

Provided that Grantee’s death occurred while Grantee was still an employee of the Corporation such that the service requirements of Section 4.1(ii) were met, the Vesting Performance Conditions of this Section 5 will be deemed to have been satisfied and all then outstanding and unvested Tranches of Performance RSUs and related Dividend Equivalents will vest as of the date of Grantee’s death.

If, prior to Grantee’s death, Grantee ceased to be an employee of the Corporation but satisfied the service requirement of Section 4.1(iii) by reason of a qualifying Disability or Retirement termination of employment and provided that the unvested Tranche or Tranches of Performance RSUs and related Dividend Equivalents have not been forfeited since such termination of employment pursuant to any of the other provisions of Section 4 and were still outstanding and eligible for vesting at the time of Grantee’s death, vesting determinations for such outstanding and unvested Tranche or Tranches will be made as set forth in Section 5.5(c).

5.5	Vesting Determinations Post-Employment in the Event of Termination of Employment by Reason of Qualifying Retirement or Disability.

(a) In the event that (1) Grantee’s employment with the Corporation was not terminated by the Corporation for Cause and either Grantee’s termination of employment qualifies as a Retirement (as defined in Section 16.26) or Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 16.12) such that Grantee met the service requirements of Section 4.1(iii) and (2) such termination of employment occurs prior to the time a Tranche of Performance RSUs and related Dividend Equivalents either vests or expires unvested pursuant to Section 5.2 or Section 5.3, then:

•

The service conditions for the remaining Tranche or Tranches of the Performance-Based Award are deemed to be met by reason of Section 4.1(iii), but any Tranche of Performance RSUs and related Dividend Equivalents outstanding as of Grantee’s Retirement or other Termination Date will still be subject to forfeiture pursuant to the other provisions of Section 4 (including Sections 4.3 and 4.4) if, at any time prior to the applicable settlement date set forth in Section 7.5(a) for such Tranche, (i) the Performance RSUs and related Dividend Equivalents are automatically forfeited upon resolution of judicial criminal proceedings as set forth in Section 4.4(1) or (ii) PNC determines in its sole discretion that Grantee has engaged in Detrimental Conduct and that the Performance RSUs and related Dividend Equivalents are forfeited pursuant to Section 4.3 on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided that no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death or on or after the date of a Change of Control.

•

Provided that the Performance RSUs and related Dividend Equivalents have not been forfeited pursuant to Section 4 and are still outstanding and eligible for vesting at the time, the Compensation Committee will make a vesting determination with respect to each such eligible Tranche of Performance RSUs and related Dividend Equivalents at the time and in the manner that such determination would have been made pursuant to Section 5.2 had Grantee remained an employee of the Corporation, subject to the provisions of subsections (b) and (c) of this Section 5.5 in the event of a Change of Control or death, respectively.

If the Compensation Committee determines that the applicable Vesting Performance Condition has been satisfied, the Tranche of Performance RSUs and related Dividend Equivalents will vest as of the scheduled vesting date for that Tranche, subject to the forfeiture provisions of Sections 4.3 and 4.4 if applicable; if not, such Tranche of Performance RSUs and related Dividend Equivalents will fail to vest and will expire unvested.

In the event that prior to the applicable settlement date of such units PNC determines that Grantee has engaged in Detrimental Conduct and, if so, determines to cancel such units and related dividend equivalents on the basis of such determination that Grantee has engaged in Detrimental Conduct, all of the then outstanding Performance RSUs and Dividend Equivalents will be forfeited to PNC and cancelled upon such determination pursuant to Section 4.3. Performance RSUs and related Dividend Equivalents will also be cancelled if they are automatically forfeited pursuant to Section 4.4 prior to settlement.

If vesting has been suspended for pending judicial criminal proceedings pursuant to Section 4.4 and such suspension had not yet been lifted by the applicable scheduled vesting date for a Tranche but is lifted thereafter pursuant to an event that does not result in the automatic forfeiture of the Performance RSUs and related Dividend Equivalents, vesting determinations pursuant to subsection (a) of this Section 5.5 will proceed as promptly after the suspension is so lifted as practicable, but will in no event extend beyond December 31st of the calendar year in which such lifting of the suspension occurs.

If, after such lifting of the suspension, the Tranche has not been forfeited pursuant to Section 4 and the Compensation Committee determines that the applicable Vesting Performance Condition has been satisfied, the Tranche will vest as of the later of such determination date and the regularly scheduled vesting date for the Tranche; if the Compensation Committee determines that the applicable Vesting Performance Condition has not been satisfied, such Tranche will fail to vest and will expire unvested.

If a Change of Control occurs or Grantee dies prior to the time a vesting determination has been made with respect to one or more Tranches of Performance RSUs and related Dividend Equivalents pursuant to this subsection (a) of Section 5.5 and the Performance RSUs and related Dividend Equivalents have not been forfeited pursuant to Section 4.3 or Section 4.4 and are still outstanding, vesting determinations will be made pursuant to Section 5.5(b) or Section 5.5(c) as applicable.

(b) Change of Control After a Qualifying Retirement or Termination by Reason of Disability. If a Change of Control occurs after Grantee’s qualifying Retirement or termination of employment by the Corporation by reason of Grantee’s Disability, but before a vesting determination has been made with respect to one or more Tranches of Performance RSUs and related Dividend Equivalents as set forth above in subsection (a) of this Section 5.5, and provided that those Tranches of Performance RSUs and related Dividend Equivalents have not been forfeited pursuant to Section 4.3 or Section 4.4 and are still outstanding at the time the Change of Control occurs, vesting determinations will be made with respect to those Tranches pursuant to Section 5.3 as if Grantee had still been an employee of the Corporation as of the day immediately prior to the date the Change of Control occurs.

(c) Death After a Qualifying Retirement or Termination by Reason of Disability. If Grantee dies after Grantee’s qualifying Retirement or termination of employment by the Corporation by reason of Grantee’s Disability, but before a vesting determination has been made with respect to one or more Tranches of Performance RSUs and related Dividend Equivalents as set forth above in subsection (a), or subsection (b) if applicable, of this Section 5.5, and provided that those Tranches of Performance RSUs and related Dividend Equivalents have not been forfeited pursuant to Section 4.3 or Section 4.4 and are still outstanding at the time of Grantee’s death, then:

(i) If the Vesting Performance Condition (as described in Section 5.2) is satisfied using the quarter-end date immediately preceding the date of Grantee’s death (or, if such death occurred on a quarter-end date, using the date of death) as the performance measurement date for the Vesting Performance Condition for all then outstanding and unvested Tranches, then any such outstanding Tranche (or Tranches, if applicable) of Performance RSUs and related Dividend Equivalents will vest as of the date of Grantee’s death (i.e., the outstanding and unvested units will vest as of the date of death if PNC met or exceeded the required tier 1 capital ratio for well-capitalized institutions as of the end of the last full quarter completed prior to or as of such date); and

(ii) If the Vesting Performance Condition is not satisfied pursuant to Section 5.5(c)(i) above, then all such outstanding and unvested Tranches of Performance RSUs and related Dividend Equivalents will fail to vest and will expire unvested as of the date of Grantee’s death.

The Compensation Committee will review the applicable tier 1 capital ratio performance and make a vesting determination no later than December 31st of the calendar year in which Grantee’s death occurs or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death.

5.6 Termination of Any Tranche of the Performance-Based Award that Fails to Vest or is Forfeited.

The Performance-Based Award will terminate with respect to any Tranche or Tranches, as the case may be, of Performance RSUs and related Dividend Equivalents, without payment of any consideration by PNC, upon forfeiture and cancellation of such Tranche or Tranches of Performance RSUs and related Dividend Equivalents (a) pursuant to the provisions of Section 4.2 upon failure to meet the service requirements set forth in Section 4.1, (b) pursuant to the provisions of Section 4.3 upon a Detrimental Conduct determination under that Section, (c) pursuant to the automatic forfeiture provisions of Section 4.4 on the occurrence of an event set forth in clause (1) of that Section, or (d) upon expiration for failure to vest pursuant to Section 5.2, Section 5.3 or Section 5.5.

Upon forfeiture and cancellation of such Tranche or Tranches of Performance RSUs and related Dividend Equivalents pursuant to any of the forfeiture provisions of Section 4 or upon expiration of such Tranche or Tranches of Performance RSUs and related Dividend Equivalents pursuant to any of the provisions of Sections 5.2, 5.3 or 5.5 for failure to vest, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Performance RSUs or the related Dividend Equivalents evidenced by the Agreement with respect to that Tranche or those Tranches, as applicable.

6. Performance Adjustment of Outstanding Vested Performance RSUs and Related Dividend Equivalents.

6.1 Performance Adjustment of Outstanding Units.

Once a Tranche of Performance RSUs and related Dividend Equivalents has met the service and performance conditions for vesting pursuant to Sections 4 and 5, the number of Share Units in that Tranche will be subject to performance adjustment as applicable in accordance with this Section 6 prior to settlement and payout of that portion of the Performance-Based Award in accordance with Sections 7 and 8.

The award payout on settlement for any such Tranche that has met the service and performance conditions for vesting pursuant to Sections 4 and 5 will be based on a number of Share Units (the “Payout Share Units”) determined as percentage (the “Payout Percentage”) of the target Share Units in the Tranche, rounded to the nearest one-hundredth with 0.005 Share Units being rounded upward to 0.01 Share Units. If a Tranche does not vest pursuant to one of the subsections of Section 5 or is forfeited prior to settlement pursuant to Section 4.3 or Section 4.4, if applicable, it will not remain outstanding and does not pay out at all.

6.2	Payout Percentage in Standard Circumstances While Grantee is an Employee or after a Qualifying Disability or Retirement Termination of Employment.

For any Tranche of Performance RSUs and related Dividend Equivalents that vested pursuant to Section 5.2 or Section 5.5(a), the target number of Share Units in the Tranche will be performance adjusted by using a Payout Percentage that is adjusted upward or downward from 100% by up to 25 percentage points based on the “Payout Performance Criteria” described below.

For purposes of the Payout Performance Criteria, each Tranche relates to a given calendar year: the 1st Tranche (the one with a scheduled vesting date of the 1st anniversary of the Award Grant Date in February 2013) relates to 2012 and is sometimes referred to as the “2012 Tranche”; the 2nd Tranche relates in the same way to 2013 and is sometimes referred to as the “2013 Tranche”; etc. A Tranche that vests pursuant to Section 5.2 or Section 5.5(a) will vest on its scheduled vesting date.

The payout performance metric for the Payout Performance Criteria is total shareholder return for the year that relates to the given Tranche. For purposes of this measurement, total shareholder return performance (“TSR Performance”) will mean the total shareholder return (i.e., price change plus reinvestment of dividends) on PNC common stock for the applicable calendar year assuming an investment on the first day of the year is held through the last day of the applicable year and using, as the beginning and ending prices for purposes of that calculation, the closing price on the last trading day of the preceding year and on the last trading day of the applicable year, respectively. TSR Performance will be calculated to two places to the right of the decimal, rounded to the nearest one-hundredth with 0.005 being rounded upward to 0.01.

The Payout Percentage for a Tranche that vests pursuant to Section 5.2 or Section 5.5(a) will be 100% plus or minus (as applicable) the positive or negative TSR Performance of PNC for the year that relates to that Tranche up to a maximum of 25 percentage points either direction, such that the Payout Percentage will be no less than 75.00% and no more than 125.00%.

Thus, the number of Payout Share Units for a Tranche of Performance RSUs and related Dividend Equivalents that vested pursuant to Section 5.2 or Section 5.5(a) and is not forfeited prior to settlement pursuant to Section 4 will be the Payout Percentage of the number of target Share Units in the Tranche, rounded to the nearest one-hundredth with 0.005 Share Units being rounded upward to 0.01 Share Units). The portion of the Share Units in a Tranche that do not become Payout Share Units will be cancelled; that is, only the number of target share units that become Payout Share Units as a result of the Payout Performance Criteria adjustment will be eligible to be the basis of the settlement and payout of the Performance RSUs and related Dividend Equivalents in the Tranche in accordance with Sections 7 and 8.

For example, if PNC’s TSR Performance for 2013 is 10.16% and the 2013 Tranche vests pursuant to Section 5.2 (i.e., Grantee is still an employee of the Corporation and meets the service requirement as of the 2nd anniversary of the Award Grant Date in February 2014 and PNC’s tier 1 capital ratio as of December 31, 2013 meets or exceeds the tier 1 capital ratio then required by PNC’s primary Federal bank holding company regulator for a well-capitalized institution), then the Payout Percentage would be 110.16%. Using this Payout Percentage of 110.16%, the award payout for the 2012 Tranche of Performance RSUs and related Dividend Equivalents in this example would be based on a number of Payout Share Units calculated as 110.16% of the target number of Share Units in that Tranche, rounded to the nearest one-hundredth, and would be settled and paid out in accordance with Sections 7 and 8, generally in February 2014.

If, in the same example, PNC’s TSR Performance for 2013 were negative 10.16%, the Payout Percentage would be 89.84% and the award payout for the 2013 Tranche of Performance RSUs and related Dividend Equivalents would be based on a number of Payout Share Units calculated as 89.84% of the target number of Share Units in that Tranche, rounded to the nearest one-hundredth. The remaining portion of the target Share Units in the Tranche in this example would not be eligible to be the basis for settlement and payout.

6.3 Payout Percentage After a Change of Control or Death.

The Payout Percentage will be 100% for any Tranche of Performance RSUs and related Dividend Equivalents that vested pursuant to Section 5.3, Section 5.4, Section 5.5(b), or Section 5.5(c). Thus the number of Payout Share Units for a Tranche of outstanding Performance RSUs and related Dividend Equivalents that vested pursuant to one of those sections would be calculated as 100% of the target number of Share Units in that Tranche, rounded to the nearest one-hundredth Share Unit if the tranche is not in whole units (e.g., if a capital adjustment pursuant to Section 10 resulted in a fractional share unit in the tranche).

7. Settlement Date.

7.1 Settlement of Outstanding Units. Performance RSUs and related Dividend Equivalents that (i) have been forfeited by Grantee pursuant to the service requirements or conduct provisions of Section 4 or (ii) have expired unvested and terminated pursuant to the applicable provisions of Section 5 as having failed to vest and no longer being eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

Performance RSUs and related Dividend Equivalents that have vested pursuant to one of the subsections of Section 5 (Section 5.2, 5.3, 5.4, 5.5(a), 5.5(b) or 5.5(c), as applicable) and that have not been forfeited prior to their settlement date pursuant to Section 4.3 or Section 4.4, if applicable, will be performance-adjusted, as applicable, as to the number of Share Units that will be the basis for payout on settlement (that is, the Payout Share Units for such Tranche of Performance RSUs and related Dividend Equivalents determined in accordance with the provisions of Section 6), and such Tranche of Performance RSUs and related Dividend Equivalents will be settled and paid out with respect to those Payout Share Units in accordance with the applicable provisions of Sections 7 and 8.

The applicable settlement date for a Tranche of Performance RSUs and related Dividend Equivalents (“Settlement Date”) is determined by Section 7.2, 7.3, 7.4, 7.5(a), 7.5(b) or 7.5(c), based on the subsection of Section 5 that was applied in vesting the Performance RSUs and related Dividend Equivalents in such Tranche. Section 8 provides for the payout of such outstanding vested, performance-adjusted Performance RSUs and related Dividend Equivalents.

7.2	Settlement Date Where Vesting Determination is Made in Standard Circumstances Pursuant to Section 5.2 (While Grantee is Still an Employee and there has not been a Change of Control).

Where Grantee was still an employee of the Corporation on the applicable anniversary of the Award Grant Date and the outstanding Tranche of Performance RSUs and related Dividend Equivalents has satisfied the applicable vesting performance condition and vested pursuant to Section 5.2, the Settlement Date with respect to any such Tranche of Performance RSUs and related Dividend Equivalents will be the date as of which the Tranche vests, which will be:

•

the scheduled vesting date for that Tranche (that is, as of the 1st , 2nd , 3rd, or 4th anniversary of the Award Grant Date, as the case may be, with respect to the 1st , 2nd , 3rd, or 4th Tranche, as applicable).

7.3	Settlement Date Where Vesting Determination is Made Upon the Occurrence of a Change of Control While Grantee is an Employee Pursuant to Section 5.3.

Where a Change of Control has occurred, Grantee was still an employee of the Corporation on the day immediately prior to the date the Change of Control occurred, and the remaining outstanding Tranches of Performance RSUs and related Dividend Equivalents have satisfied the applicable vesting performance condition and vested pursuant to Section 5.3:

•

The Settlement Date with respect to any such Tranche or Tranches of Performance RSUs and related Dividend Equivalents will be the date of the Change of Control, but only if the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code and any regulations, revenues procedures of revenue rulings issued by the Secretary of the United States Treasury applicable to such Section 409A; and

•

If the Change of Control is not a permissible payment event under such Section 409A, the Settlement Date with respect to any such Tranche will be the anniversary of the Award Grant Date that would have been the scheduled vesting date for such Tranche had the Tranche vested pursuant to Section 5.2 rather than pursuant to Section 5.3.

7.4 Settlement Date Where Vesting Occurred Pursuant to Section 5.4 upon Grantee’s Death While an Employee.

In the event that the remaining outstanding Tranches of Performance RSUs and related Dividend Equivalents have vested pursuant to Section 5.4 upon Grantee’s death while Grantee was still an employee of the Corporation:

•	The Settlement Date with respect to any such Tranche or Tranches of Performance RSUs and related Dividend Equivalents will be the date of Grantee’s death.

7.5	Settlement Date Where Vesting Occurred Post-Employment Pursuant to Section 5.5 Following Qualifying Disability or Retirement Termination.

(a) Where the Tranche of Performance RSUs and related Dividend Equivalents has satisfied the applicable vesting performance condition and vested pursuant to Section 5.5(a) and provided that the Tranche is not forfeited prior to settlement pursuant to the conduct provisions of Section 4.3 or Section 4.4, if applicable, the Settlement Date with respect to any such Tranche of Performance RSUs and related Dividend Equivalents will be:

•

the scheduled vesting date for that Tranche (that is, as of the 1st , 2nd , 3rd, or 4th anniversary of the Award Grant Date, as the case may be, with respect to the 1st , 2nd , 3rd, or 4th Tranche, as applicable) provided that there either (i) has been no suspension of vesting and/or settlement of such Tranche pursuant to Section 4.4 or (ii) if there had been a suspension of vesting and/or settlement pursuant to that section, such suspension was lifted pursuant to the occurrence of an event that did not result in the forfeiture of the Tranche and such lifting occurred prior to the scheduled vesting date for that Tranche; or

•

if there had been a suspension of vesting and/or settlement of such Tranche imposed pursuant to Section 4.4 and such suspension was lifted pursuant to the occurrence of an event that did not result in the forfeiture of the Tranche but the lifting of the suspension occurred after the scheduled vesting date for such Tranche, then the Settlement Date would be such later date as of which the Tranche has both vested pursuant to Section 5.5(a) and any suspension of settlement imposed pursuant to Section 4.4 has been lifted.

(b) Change of Control After a Qualifying Retirement or Termination by Reason of Disability. Where the remaining Tranche or Tranches of Performance RSUs and related Dividend Equivalents were outstanding and had not been forfeited pursuant to Section 4 prior to the occurrence of the Change of Control, and such Tranche or Tranches have satisfied the applicable vesting performance condition and vested as of the Change in Control date pursuant to Section 5.5(b):

•

The Settlement Date with respect to any such Tranche or Tranches of Performance RSUs and related Dividend Equivalents will be the date of the Change of Control, but only if the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code and any regulations, revenues procedures of revenue rulings issued by the Secretary of the United States Treasury applicable to such Section 409A; and

•

If the Change of Control is not a permissible payment event under such Section 409A, the Settlement Date with respect to any such Tranche will be the anniversary of the Award Grant Date that would have been the scheduled vesting date for such Tranche had the Tranche vested pursuant to Section 5.5(a) rather than pursuant to Section 5.5(b).

(c) Death After a Qualifying Retirement or Termination by Reason of Disability. Where the remaining Tranche or Tranches of Performance RSUs and related Dividend Equivalents were outstanding and had not been forfeited pursuant to Section 4 prior to Grantee’s death, and such Tranche or Tranches have satisfied the applicable vesting performance condition and vested as of the date of Grantee’s death pursuant to Section 5.5(c):

•	The Settlement Date with respect to any such Tranche or Tranches of Performance RSUs and related Dividend Equivalents will be the date of Grantee’s death.

8. Settlement Payout.

8.1 Settlement of Outstanding Units. Performance RSUs and related Dividend Equivalents that (i) have been forfeited by Grantee pursuant to the service requirements or conduct provisions of Section 4 or (ii) have expired unvested and terminated pursuant to the applicable provisions of Section 5 as having failed to vest and no longer being eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

Performance RSUs and related Dividend Equivalents that have vested pursuant to one of the subsections of Section 5 (Section 5.2, 5.3, 5.4, 5.5(a), 5.5(b) or 5.5(c), as applicable) and that have not been forfeited pursuant to Section 4.3 or Section 4.4, if applicable, prior to their Settlement Date as determined in accordance with the applicable subsection of Section 7 will be paid out with respect to the Payout Share Units determined in accordance with the provisions of Section 6 at the time and in the form set forth in the applicable subsection of this Section 8.

8.2 Settlement of Outstanding Units where there has not been a Change of Control.

(a) Timing. With respect to a Tranche or Tranches of Performance RSUs and related Dividend Equivalents that have a Settlement Date determined in accordance with Section 7.2, 7.4, 7.5(a) or 7.5(c), as the case may be, and have not been forfeited pursuant to Section 4.3 or Section 4.4 prior to settlement, payment will be made as follows:

Payment will be made to Grantee by PNC with respect to any such Tranche as soon as practicable following the applicable Settlement Date set forth in the applicable subsection of Section 7, generally within 30 days, but no later than December 31st of the calendar year in which the settlement date occurs; provided, however, that:

•

If the Tranche of Performance RSUs and related Dividend Equivalents vested pursuant to Section 5.4 upon Grantee’s death while an employee of the Corporation or was vested post-employment and after Grantee’s death pursuant to a Compensation Committee determination that the applicable vesting performance condition had been met in accordance with Section 5.5(c), payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death; and

•

Where the Settlement Date occurs pursuant to Section 7.5(a) following the lifting of a suspension imposed pursuant to Section 4.4, payment will be made no later than December 31st of the calendar year in which the Settlement Date occurs.

(b) Form of Payment. Except as otherwise set forth in Section 10, if applicable, such payment with respect to a given Tranche of Performance RSUs and related Dividend Equivalents will be made at the applicable time set forth above by delivery to Grantee or his or her representative as follows:

With respect to the Performance RSUs portion of the Tranche, settlement of the number of Payout Share Units determined in accordance with Section 6 for the Tranche being settled will be made by delivery of that number of whole Shares of PNC common stock equal to the number of whole Payout Share Units and by cash for any fractional Payout Share Unit as set forth in Section 8.4, or as otherwise determined pursuant to Section 10 if applicable.

With respect to the related Dividend Equivalents portion of the Tranche, settlement will be made by payment of cash in an amount equivalent to the amount of the cash dividends Grantee would have received, without interest on or reinvestment of such amounts, had Grantee been the record holder of a number of issued and outstanding Shares of PNC common stock equal to the number of Payout Share Units for that Tranche for the period beginning on the Award Grant Date and through the Settlement Date for such Tranche, subject to adjustment if any pursuant to Section 10.

(c) Disputes. If there is a dispute regarding payment of a final award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth above in this Section 8.2, and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the U.S. Internal Revenue Code.

8.3 Settlement of Outstanding Units after a Change of Control.

(a) Timing. With respect to a Tranche or Tranches of Performance RSUs and related Dividend Equivalents that have satisfied the applicable performance condition and vested pursuant to Section 5.3 or Section 5.5(b) and have a Settlement Date determined in accordance with Section 7.3 or 7.5(b), as the case may be, and have not been forfeited pursuant to Section 4.3 or Section 4.4 prior to the occurrence of the Change of Control, payment will be made as follows:

Payment will be made to Grantee by PNC with respect to any such Tranche at the time set forth in subsection (a)(1) of this Section 8.3 unless payment at such time would be a noncompliant payment under Section 409A of the U.S. Internal Revenue Code, and otherwise, at the time set forth in subsection (a)(2) of this Section 8.3, in either case as further described below.

(1) If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code, payment of any such outstanding Tranche that satisfied the performance vesting criteria pursuant to Section 5.3 or 5.5(b) and has a Settlement Date in accordance with Section 7.3 or 7.5(b), as the case may be, will be made as soon as practicable after the date that the data was available and the determination made that such Tranche has vested in accordance with Section 5.3 or 5.5(b), as applicable, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2) If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code, then payment will be made with respect to each Tranche of Performance RSUs and related Dividend Equivalents being settled as soon as practicable after the anniversary of the Award Grant Date that would have been the scheduled vesting date for such Tranche had the Tranche vested pursuant to Section 5.2 rather than Section 5.3 or pursuant to Section 5.5(a) rather than Section 5.5(b), as the case may be, but in no event later than December 31st of the year in which such scheduled vesting date occurs.

(b) Form of Payment.

(1) If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code and payment with respect to a Tranche or Tranches of Performance RSUs and related Dividend Equivalents is made at the time specified in Section 8.3(a)(1), then payment with respect to any such Tranche will be in an amount equal to the base amounts for the Performance RSUs and the Dividend Equivalents as described below in subsection (2)(A) of Section 8.3(b).

Payment of this amount will be made entirely in cash if so provided in the circumstances pursuant to Section 10.2(c), valued as provided in Section 10.2. Otherwise, payment of the Performance RSUs base amount will be made in the form of whole shares of PNC common stock (valued at Fair Market Value or as otherwise provided in Section 10, as applicable, as of the date of the Change of Control) and cash for any fractional interest, and payment of the Dividend Equivalents base amount (valued as provided in Section 10, as applicable) will be paid in the form of cash.

(2) If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code and payment with respect to the Tranche or Tranches of Performance RSUs and related Dividend Equivalents being settled will be made at the time or times specified in Section 8.3(a)(2), then such payments will be made entirely in cash and the payment amount with respect to any such Tranche will be in an amount equal to (X) plus (Y), where (X) is the Performance RSUs base amount described below in subsection (A) of this Section 8.2(b)(2) plus the phantom investment amount for the Performance RSUs base amount described below in subsection (B) of this Section 8.3(b)(2) and (Y) is the Dividend Equivalents base amount described below in subsection (A) of this Section 8.2(b)(2) plus the phantom investment amount for the Dividend Equivalents base amount described below in subsection (B) of this Section 8.2(b)(2).

(A) Base Amounts. The Performance RSUs base amount will be an amount equal to the number of Payout Share Units determined in accordance with Section 6 for the settled Tranche being paid multiplied by the Fair Market Value (as defined in Section 16.14) of a share of PNC common stock on the date of the Change of Control or by the per share value provided pursuant to Section 10 as applicable.

The Dividend Equivalents base amount for a settled Tranche being paid will be an amount equivalent to the amount of the cash dividends Grantee would have received, without interest on or reinvestment of such amounts, had Grantee been the record holder of a number of issued and outstanding shares of PNC common stock equal to the number of Payout Share Units for that Tranche for the period beginning on the Award Grant Date and through the date of the Change of Control, subject to adjustment if any pursuant to Section 10.

(B) Phantom Investment Amounts. The phantom investment amount for the Performance RSUs base amount with respect to the settled Tranche being paid will be either (i) or (ii), whichever is larger: (i) interest on the Performance RSUs base amount described in Section 8.3(b)(2)(A) from the date of the Change of Control through the payment date for that Tranche at the short-term, mid-term or long-term Federal rate under U.S. Internal Revenue Code Section 1274(b)(2)(B), as applicable depending on the term until payment, compounded semi-annually; or (ii) a phantom investment amount with respect to said base amount that reflects, if positive, the performance of the PNC stock or other consideration received by a PNC common shareholder in the Change of Control transaction, with dividends reinvested in such stock, from the date of the Change of Control through the payment date for that Tranche.

The phantom investment amount for the Dividend Equivalents base amount with respect to the settled Tranche being paid will be interest on the Dividend Equivalents base amount described in Section 8.3(b)(2)(A) from the date of the Change of Control through the payment date for that Tranche at the short-term, mid-term or long-term Federal rate under U.S. Internal Revenue Code Section 1274(b)(2)(B), as applicable depending on the term until payment, compounded semi-annually.

PNC may, at its option, provide other phantom investment alternatives in addition to those referenced in the preceding two paragraphs of this Section 8.3(b)(2)(B) and may permit Grantee to make a phantom investment election from among such alternatives under and in accordance with procedures established by PNC, but any such alternatives must provide for at least the two phantom investments set forth in Section 8.3(b)(2)(B)(i) and (ii) with respect to the Performance RSUs base amount at a minimum and for at least the one phantom investment set forth in this Section 8.3(b)(2)(B) for the Dividend Equivalents base amount at a minimum.

The phantom investment amounts will be applicable only in the event that payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code and thus payment is made at the time specified in Section 7.2(a)(2) rather than at the time specified in Section 7.2(a)(1).

(c) Disputes. If there is a dispute regarding payment of a final award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in the applicable subsection of Section 8.3(a), and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the U.S. Internal Revenue Code.

8.4 Final Award Fully Vested. A final award, if any, will be fully vested as of the applicable Settlement Date. Any Shares issued pursuant to this Section 8 will be fully vested at the time of issuance, and PNC will issue any such Shares and deliver any cash payable pursuant to this Section 8 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by the Committee, at the time specified in the applicable subsection of Section 8.2 or Section 8.3, whichever is applicable.

No fractional shares will be issued. If a final award payment is payable in Shares and includes a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock, or as otherwise provided in Section 10, if applicable, and paid to Grantee or Grantee’s legal representative in cash at the time the Shares are issued pursuant to this Section 8.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Committee.

9. No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Performance-Based Award unless and until shares of PNC stock are issued and delivered in settlement of vested outstanding Performance RSUs pursuant to Section 8.

10. Capital Adjustments.

10.1 Except as otherwise provided in Section 10.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that an outstanding, vested Tranche of Performance RSUs and related Dividend Equivalents is settled and paid, the Compensation Committee shall make those adjustments, if any, in the number, class or kind of the Target Share Units that relate to any such Tranche of Performance RSUs and related Dividend Equivalents that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per Share Unit of any share-denominated award authorized for payment to Grantee by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions, and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 8 to be paid in cash at the time otherwise specified in Section 8.

All determinations hereunder shall be made by the Compensation Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

10.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of the Target Share Units that relate to any then outstanding Tranche of Performance RSUs and related Dividend Equivalents will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per Share Unit to be used in calculating the base amount described in Section 8.3(b) of any award payment to be made to Grantee in accordance with Section 8.3 will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any amounts payable to Grantee pursuant to Section 8 will be paid solely in cash at the time otherwise specified in Section 8.

11. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Performance RSUs and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any portion of the Performance-Based Award is settled and paid in accordance with the terms of Sections 7 and 8, such delivery of shares and/or other payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

12. Withholding Taxes.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee.

Unless the Compensation Committee determines otherwise, the Corporation will retain whole shares of PNC common stock from any amounts payable to Grantee hereunder in the form of Shares, and will withhold cash from any amounts payable to Grantee hereunder that are settled in cash. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

For purposes of this Section 12, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 16.14) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. PNC will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

13. Employment. Neither the granting of the Performance-Based Award nor the calculation, determination and payment with respect to any vested and outstanding portion of such Performance-Based Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

14. Subject to the Plan and the Compensation Committee. In all respects the Performance-Based Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Performance-Based Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

15. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

16. Certain Definitions.

Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

16.1 “Agreement” or “Award Agreement” means the 2012 Performance-Based Restricted Share Units Award Agreement between PNC and Grantee evidencing the Performance RSUs and related Dividend Equivalents award opportunity granted to Grantee pursuant to the Plan.

16.2 “Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement, and is the date as of which the award opportunity of Performance RSUs and related Dividend Equivalents (together, the “Performance-Based Award”) is authorized to be granted by the Compensation Committee in accordance with the Plan.

16.3 “Board” means the Board of Directors of PNC.

16.4 “Cause” and “termination for Cause.”

For purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(ii) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

16.5 “CEO” means the chief executive officer of PNC.

16.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 16.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 16.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

16.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

16.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 16.11(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

16.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

16.10 “Corporation” means PNC and its Consolidated Subsidiaries.

16.11 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation, or, if Grantee was not within one of the foregoing groups, the CEO, the Chief Human Resources Officer of PNC, or his or her designee, whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

16.12 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

16.13 “Dividend Equivalents” means the opportunity to receive dividend-equivalents granted to Grantee pursuant to the Plan in connection with the Performance RSUs to which they relate and evidenced by the Agreement.

16.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

16.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

16.16 “Grantee” means the person to whom the Performance RSUs with related Dividend Equivalents award opportunity is granted and is identified as Grantee on page 1 of the Agreement.

16.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

16.18 “Payout Share Units” means the performance-adjusted number of Share Units calculated in accordance with Section 6 and eligible to be used in determining the payout amount for a Tranche of Performance RSUs and related Dividend Equivalents that are settled and paid out in accordance with Sections 7 and 8 of the Agreement.

16.19 “Performance-Based Award” means the Performance RSUs and related Dividend Equivalents award opportunity granted to Grantee pursuant to the Plan and evidenced by the Agreement.

16.20 “Performance measurement date” means, with respect to the Vesting Performance Condition, the year-end or other quarter-end date specified by the applicable provisions of Section 5 of the Agreement as the date as of which the Vesting Performance Condition for a Tranche or Tranches of Performance RSUs and related Dividend Equivalents will be measured to determine whether or not the Vesting Performance Condition for such Tranche or Tranches has been satisfied.

16.21 “Performance RSUs” means the Share-denominated award opportunity performance-based restricted share units granted to Grantee in accordance with Article 10 of the Plan and evidenced by the Agreement.

16.22 “Person” has the meaning specified in the definition of “Change of Control in Section 16.6(a).

16.23 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

16.24 “PNC” means The PNC Financial Services Group, Inc.

16.25 “Retiree.” Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 16.26.

16.26 “Retires” or “Retirement.” Grantee “Retires” if his or her employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement” and such Grantee’s Termination Date is sometimes also referred to as Grantee’s “Retirement Date.”

16.27 “SEC” means the United States Securities and Exchange Commission.

16.28 “Section 409A” means Section 409A of the U.S. Internal Revenue Code.

16.29 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

16.30 “Settlement Date” has the meaning set forth in Section 7 of the Agreement.

16.31 “Share” means a share of PNC common stock.

16.32 “Target Share Units” means the number of share units specified on page 1 of the Agreement as the Target Share Units, subject to capital adjustments pursuant to Section 10 of the Agreement if any.

16.33 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

16.34 “Tranche” means one of the four installments into which the Performance RSUs and related Dividend Equivalents of the Performance-Based Award have been divided as specified in Section 2 of the Agreement.

16.35 “TSR Performance” has the meaning set forth in Section 6 of the Agreement.

16.36 “Vesting Performance Condition.” The vesting performance condition for a Tranche or Tranches of the Performance-Based Award is set forth in the applicable subsection of Section 5 of the Agreement.

17. Grantee Covenants.

17.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 17 and 18 by virtue of receiving this Performance-Based Award (regardless of whether such share units or any portion thereof ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

17.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 17.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

17.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

17.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 17.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

18. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

18.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

18.2 Equitable Remedies. A breach of the provisions of any of Sections 17.2, 17.3 or 17.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

18.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 17.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

18.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

18.5 Severability. The restrictions and obligations imposed by Sections 17.2, 17.3, 17.4, 18.1 and 18.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

18.6 Reform. In the event any of Sections 17.2, 17.3 and 17.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

18.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 17.2, 17.3 and 17.4.

18.8. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Performance-Based Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Performance-Based Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

18.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Performance-Based Award, and any right to receive and retain any Shares or other value pursuant to such Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

18.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

19. Acceptance of Performance-Based Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Performance-Based Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Performance-Based Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

2012 Incentive Performance Units

Overall Standard Performance Period: January 1, 2012—December 31, 2014 (3 Years)

Corporate Performance Criteria: Based on PNC performance and rankings relative to Peers with respect to Earnings per Share Growth and Return on Average Common Equity (not including goodwill) performance

Risk Performance: Trigger event for Committee review based on PNC’s Return on Economic Capital as compared to its Cost of Capital

100% Vests on Final Award

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

2012-2014 INCENTIVE PERFORMANCE UNITS AWARD AGREEMENT

* * *

GRANTEE:	[ name ]

GRANT DATE:	February 7, 2012

TARGET SHARE UNITS:	[ whole number ] Share Units

1. Definitions.

Certain terms used in this 2012-2014 Incentive Performance Units Award Agreement (“Agreement” or “Award Agreement”) are defined in Section 15 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. 2012 Incentive Performance Units.

Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the grantee named above (“Grantee”) a Share-denominated incentive award opportunity of Performance Units (the “Performance Units,” “Incentive Performance Units” or “2012 Incentive Performance Units”) with the number of target Share Units set forth above (“Target Share Units”). Incentive Performance Units are subject to acceptance by Grantee in accordance with Section 18 and are subject to the terms and conditions of the Agreement and the Plan.

The 2012 Incentive Performance Units are subject to the corporate performance conditions, risk performance adjustments, service requirements, and other terms and conditions of the Agreement and to the Plan, and to final award determination in accordance with Section 5 or Section 6, as applicable.

In general, the 2012 Incentive Performance Units are an opportunity for Grantee to receive, at the end of the applicable overall performance period, an award of Shares and, if applicable, Cash Share-Equivalents, provided that the conditions of the Agreement are met. The maximum potential payout amount that Grantee may receive as a final award determined by the Compensation Committee (defined in Section 15.17 and sometimes referred to as the Committee) in accordance with Section 5 is based on the degree to which specified corporate performance criteria have been achieved by PNC, the applicable basic calculation schedule established by the Compensation Committee for use in generating the maximum corporate performance potential payout percentage for the 2012 Incentive Performance Units from such corporate performance results, any Committee-determined downward adjustments to that potential payout percentage based on PNC’s risk performance, any further downward adjustment to the calculated potential payout amount based on the Compensation Committee’s negative discretion, and Grantee’s level of satisfaction (or deemed satisfaction) of the service requirements set forth in Section 4, including any limitations on the maximum potential payout amount that may apply in the circumstances (e.g., in the case of death).

Further limitations or adjustments may apply if there is an early termination or limitation of the overall performance measurement period. Final awards are determined by the Compensation Committee in the absence of a Change of Control (as defined herein) and are subject to the Compensation Committee’s negative discretion. The Agreement provides a formula for calculation of the Final Award in the event of a Change of Control of PNC and for the form and timing of payment of any such award.

Any Final Award (as defined in Section 15.30) authorized pursuant to the Agreement will be expressed as a number of Awarded Share Units and paid in accordance with Section 7. Generally, an award will be paid in shares of PNC common stock (“Shares”) up to the same number of Shares as the number set forth above as the number of Target Share Units (which is also the maximum number of Shares, subject to capital adjustments, if any, pursuant to Section 9, that may be paid with respect to the 2012 Incentive Performance Units hereunder). To the extent, if any, that the total Final Award amount exceeds the Target Share Units number set forth above, any remainder will generally be paid in cash in an amount equal to the number of remaining Awarded Share Units multiplied by the per share price of PNC common stock on the award date (sometimes referred to in the Agreement as payment in “Cash Share-Equivalents”).

The 2012 Incentive Performance Units must still be outstanding at the time a Final Award determination is made for Grantee to be eligible to receive an award, and any Final Award and payment thereof is subject to the terms and conditions set forth in the Agreement and to the Plan.

3.	Corporate Performance Conditions; Committee-Determined Risk Performance Downward Adjustments; Dividend-Adjusted Target Share Units.

3.1 Corporate Performance Conditions and Committee-Determined Risk Performance Downward Adjustments. The 2012 Incentive Performance Units are subject to corporate performance conditions and to Committee-determined risk performance downward adjustments as set forth in this Section 3.

Final Award determination by the Compensation Committee pursuant to Section 5 requires the calculation of the “Final Potential Payout Percentage” and the “Calculated Maximum Potential Payout Amount,” as defined in Section 15.31 and Section 15.10, respectively. Final Award calculation pursuant to Section 6 of the Agreement, if applicable, requires the calculation of the Change of Control Payout Percentage and the calculated Final Award as set forth in that section of the Agreement.

Calculation of the Final Potential Payout Percentage where a final award determination is to be made pursuant to Section 5 takes into account both the corporate performance factor generated by PNC’s specified corporate performance relative to its peers (the “Corporate Performance Factor” or “Corporate Factor”) and a risk performance factor determined in accordance with the Agreement (the “Risk Performance Factor” or “Risk Factor”).

The Corporate Performance Factor represents the maximum corporate performance potential payout percentage for a Final Award determined by the Compensation Committee pursuant to Section 5. A Risk Performance Factor is then applied to this Corporate Factor to arrive at a Final Potential Payout Percentage. Section 5 provides further detail on the calculation of the Final Potential Payout Percentage and the calculation of the Calculated Maximum Potential Payout Amount from the Final Potential Payout Percentage and the Adjusted Target Share Units in varying circumstances to determine the maximum final award that Grantee may be eligible to receive upon award determination by the Compensation Committee in the circumstances. Section 6 provides details on the calculation of final awards upon the occurrence of a Change of Control.

Calculation of the Corporate Performance Factor takes into account PNC’s performance and ranking relative to its Peers with respect to two corporate performance measures or metrics (the Corporate Performance Criteria), as measured annually and expressed as the Annual Corporate Performance Potential Payout Percentages for the applicable covered annual performance measurement periods (which may be full or partial year periods as required by the Agreement) in the applicable overall Performance Period. These annual percentages are averaged as provided in the applicable subsection of Section 5 to generate the Corporate Performance Factor, which is the final calculated corporate performance potential payout percentage.

Calculation of the Final Potential Payout Percentage for purposes of a Committee award determination pursuant to Section 5 also takes into account PNC’s risk performance for the applicable covered annual performance measurement periods by means of the application of the Risk Performance Adjustment Factor to the overall Corporate Performance Factor in arriving at the overall Final Potential Payout Percentage. The Risk Performance Factor may reduce the overall Corporate Performance Factor but cannot increase it.

This Section 3 sets forth the corporate performance metrics (EPS growth and ROCE performance) and how they are measured, when a risk performance review by the Compensation Committee is triggered and the Committee considers making an adjustment to the Risk Performance Factor such that it is less than 100.00% (i.e., a downward adjustment risk performance factor) with respect to a covered annual period and overall, the applicable covered annual performance measurement periods, the basic schedule established for the 2012 Incentive Performance Units by the Compensation Committee for calculating annual corporate performance potential payout percentages based on corporate performance, as well as the establishment of the Peer Group by the Compensation Committee, the manner in which PNC and its Peers will be ranked for the applicable covered performance periods based on each of the two corporate performance metrics (EPS growth and ROCE performance), and the establishment by the Compensation Committee of the risk performance review criteria and risk performance measurement, each unless and until amended prospectively by the Compensation Committee.

3.2 Corporate Performance Criteria; Risk Performance Review Criteria; and Performance Period. The corporate performance standards established by the Compensation Committee as the Corporate Performance Criteria for the 2012 Incentive Performance Units are PNC’s performance and ranking relative to its Peers with respect to two performance metrics — EPS growth and ROCE performance — measured as set forth in Section 3.3 below. This performance is measured annually for each applicable covered annual performance period, which may consist of a full calendar year or a shorter partial-year period as required by the Agreement, in the overall Performance Period.

The performance standards, established by the Compensation Committee as the criteria for determining whether a Committee review will be required for a given covered annual period to consider whether, and if so to what extent, the Committee will in its discretion apply a downward adjustment factor for risk performance for that year, are set forth in Section 3.5 below. This performance is measured as set forth in Section 3.5 for each applicable covered annual performance measurement period in the overall Performance Period that consists of a full calendar year.

The overall Performance Period for the 2012 Incentive Performance Units is the period commencing January 1, 2012 through and including the applicable performance measurement date specified in Section 5.1 or Section 6.1 of the Agreement as applicable. Generally the overall Performance Period will cover a three year period, but it may be terminated early or limited in specified circumstances.

In the standard non-exceptional circumstances as specified in Section 5.1(a), the applicable performance measurement date will be December 31, 2014 and the overall Performance Period will be the three year period commencing January 1, 2012 through and including December 31, 2014, consisting of the following three covered annual performance measurement periods: (1) the full year period commencing January 1, 2012 through and including December 31, 2012; (2) the full year period commencing January 1, 2013 through and including December 31, 2013; and (3) the full year period commencing January 1, 2014 through and including December 31, 2014.

If the overall Performance Period is terminated early or limited pursuant to the terms of the Agreement, the applicable overall Performance Period will be the period commencing January 1, 2012 through and including the performance measurement date as specified in the Agreement as applicable in such circumstances. The final covered annual performance measurement period in such overall Performance Period will be the one ending on the performance measurement date specified in the Agreement as applicable in such circumstances, and may consist of a full calendar year or a shorter partial-year period as required by the Agreement. Thus the number of applicable covered annual performance measurement periods will be one, two or three, as the case may be.

3.3 Peer Group; Rankings; and Corporate Performance Metrics.

(a) Peer Group. The Peer Group, as defined in Section 15.36, is determined by the Compensation Committee and may be reset by the Compensation Committee annually but no later than the 90th day of that year. Corporate performance measurements for a given covered performance period will be made with respect to the Peers in the Peer Group as they exist on the last day of that covered period taking into account Peer name changes and the elimination from the Peer Group of any members that have been eliminated since the beginning of the year due, for example, to consolidations, mergers or other material corporate reorganizations.

Unless and until reset prospectively by the Compensation Committee, the Peer Group will consist of the following members: PNC; BB&T Corporation; Bank of America Corporation; Capital One Financial, Inc.; Comerica Inc.; Fifth Third Bancorp; JPMorgan Chase; KeyCorp; M&T Bank; Regions Financial Corporation; SunTrust Banks, Inc.; U.S. Bancorp; and Wells Fargo & Co.

(b) Rankings. The performance of PNC and each of the other Peers, as such Peer Group exists as of the last day of a given covered period, is measured for the given covered performance period with respect to each of the two corporate performance metrics — EPS growth and ROCE performance — as set forth in Section 3.3(c) below. This performance is measured annually for each applicable covered annual performance period (which may consist of a full calendar year or a shorter partial-year period as required by the Agreement) in the applicable overall Performance Period.

After measuring EPS growth and ROCE performance for PNC and its Peers for the covered performance period with respect to a given year, PNC and its Peers will be ranked for that covered period based on their respective EPS growth performances and on their respective ROCE performances, in each case as adjusted as set forth in the following paragraph.

Rankings Adjustments. When ranking PNC’s and the other Peers’ EPS growth and ROCE performance for a given covered performance period, a Peer that had positive adjusted earnings (as set forth in Section 3.3(c) below) for that covered year or partial year period will be ranked above any Peer that had a loss (i.e., negative adjusted earnings) for that covered year or partial year period or, for purposes of the EPS growth metric, that had a loss either for that covered period or for the comparable period of the comparison year.

(c) Corporate Performance Metrics. The Compensation Committee has determined that the metrics for measuring corporate performance for each applicable covered annual performance measurement period in the overall Performance Period, whether the given covered period consists of a full calendar year or a shorter partial-year period as required by the Agreement, will be EPS growth and ROCE performance measured as set forth herein unless and until amended prospectively by the Compensation Committee.

“EPS growth” with respect to a given year means the growth or decline, as the case may be, in EPS achieved by PNC or other Peer for the given covered period of that year as compared to EPS for the comparable period of the prior calendar year, expressed as a percentage (with a positive percentage for growth over the comparable prior year period EPS and a negative percentage for decline from the comparable prior year period EPS, as the case may be) rounded to the nearest one-hundredth, with 0.005% being rounded upward to 0.01%. “EPS” for this purpose means the publicly-reported diluted earnings per share of PNC or other Peer for the given covered period or period of comparison, as the case may be, in each case as adjusted, on an after-tax basis, as described below, rounded to the nearest cent with $0.005 being rounded upward to $0.01.

“ROCE performance” with respect to a given year means the ROCE achieved by PNC or other Peer for the given covered period of that year and may be a positive or negative return, as the case may be. “ROCE” for this purpose means the publicly-reported return on average common shareholders’ equity of PNC or other Peer for the given covered period of the year, as adjusted, on an after-tax basis, as described below, expressed as a percentage rounded to the nearest one-hundredth, with 0.005% being rounded upward to 0.01%.

EPS and ROCE Adjustments. For purposes of measuring EPS growth and ROCE performance for PNC and the other Peers for the 2012 Incentive Performance Units calculations, publicly-reported performance results will be adjusted, on an after-tax basis, for the impact of any of the following where such impact occurs during the covered period of a given year in the applicable overall Performance Period or, where applicable for purposes of the EPS growth metric, during the prior year comparison period for a given year:

-	extraordinary items (as such term is used under GAAP);

-	items resulting from a change in tax law;

-	discontinued operations;

-	acquisition costs and merger integration costs;

-	any costs or expense arising from specified Visa litigation (including Visa-litigation-related expenses/charges recorded for obligations to Visa with respect to the costs of specified litigation or the gains/reversal of expense recognized in connection with such obligations) and any other gains recognized on the redemption or sale of Visa shares as applicable;

-	acceleration of the accretion of any remaining issuance discount in connection with the redemption of any preferred stock, and any other charges or benefits related to the redemption of trust preferred or other preferred securities;

-

and, in PNC’s case, the net impact on PNC of significant gains or losses related to BlackRock transactions (similar to the adjustment provided for in the 2010 Incentive Performance Units that included adjusting 2009 comparison period results to exclude the 4th quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors, for purposes of the 2010 covered performance period EPS growth comparison).

In the case of the EPS growth metric, there will be an additional adjustment for the impact of any stock splits (whether in the form of a stock split or a stock dividend). In the case of the ROCE performance metric, there will be an additional adjustment for the impact of any goodwill.

All of these adjustments will be made, with respect to both PNC and the other Peers, on the basis of, and only where such amounts can be reasonably determined from, publicly-disclosed financial information. After-tax adjustments for PNC and the other Peers will be calculated using the same methodology for making such adjustments on an after-tax basis.

The Compensation Committee has also determined that, beginning with the measurement of corporate performance and, as applicable, risk performance for the 2012 covered period, EPS and ROCE adjustments for purposes of the 2010 Incentive Performance Units and the 2011 Incentive Performance Units will include all of the same adjustments set for the above for the 2012 Incentive Performance Units, including adjustments with respect to the prior year comparison period where applicable.

The Compensation Committee may also take into account other adjustments applied on a consistent basis to the EPS or ROCE of each member of the Peer Group but only if the effect of such adjustment or adjustments would be to reduce the calculated potential award payout amounts in making its final award payout determinations.

3.4	Annual Corporate Performance Potential Payout Calculation Schedule; Calculation of Applicable Annual Corporate Performance Potential Payout Percentages and Overall Corporate Performance Factor.

(a) Annual Corporate Performance Potential Payout Percentages. The Compensation Committee also establishes the applicable Annual Corporate Performance Potential Payout Calculation Schedule (as defined in Section 15.3 and sometimes referred to herein as the “Schedule”) for the 2012 Incentive Performance Units. Unless and until amended prospectively by the Compensation Committee, the Schedule established by the Compensation Committee at the time it authorized the 2012 Incentive Performance Units that accompanies the Agreement shall be applied in order to generate the Annual Corporate Performance Potential Payout Percentage (as defined in Section 15.4) for each of the applicable covered annual performance measurement periods in the applicable overall Performance Period from the corporate performance results for each such covered period.

For each applicable covered annual performance period (which may consist of a full calendar year or a shorter partial-year period as required by the Agreement), PNC will measure EPS growth and ROCE performance for the covered period with respect to that year for PNC and for each other member of the applicable Peer Group as of the end of the covered period and will calculate the relative rankings of PNC and the other Peers with respect to each corporate performance metric for the covered period with respect to that given year, all as set forth in Section 3.3.

Once PNC and other Peer EPS growth and ROCE performance and rankings have been measured and calculated for a given covered annual performance measurement period in accordance with Section 3.3, the applicable Schedule (as defined in Section 15.3) will be applied (1) to generate a payout percentage for each corporate metric for that given full or partial year period, as the case may be, based on such relative covered period performance, and then (2) to generate the final Annual Corporate Performance Potential Payout Percentage for that given full or partial year period, as the case may be, giving equal weight to each corporate performance metric. Such results will be presented to the Compensation Committee.

(b) Corporate Performance Factor. The overall Corporate Performance Factor (also sometimes referred to as the Corporate Factor) used in the final award determination process by the Committee pursuant to Section 5 is calculated, as set forth in Section 15.21, as the weighted average of the Annual Corporate Performance Potential Payout Percentages for all of the covered annual performance measurement periods in the overall Performance Period specified in the applicable subsections of Section 5 or Section 6, as the case may be, including those covered periods consisting of a full year, if any, and those, if any, consisting of a partial year, but in no event more than three covered periods in all and in no event resulting in a Corporate Performance Factor of greater than 200.00%.

The final Corporate Performance Factor is taken into account as part of the Final Award determination process by the Compensation Committee as set forth in Section 5 or may be a part of the Final Award calculation pursuant to Section 6 of the Agreement, as applicable.

3.5	Risk Performance Review Criteria; Determination of Annual Risk Performance Factors and Overall Risk Performance Factor.

(a) Risk Performance Review Criteria. The Compensation Committee has determined that risk performance will be measured on an annual basis for each calendar year in the overall Performance Period and that, if specified risk performance criteria are not met as set forth in the Agreement with respect to any such calendar year, the Committee will review and consider whether, and if so to what extent, to apply, in its discretion, a downward adjustment to the Corporate Performance Factor for risk performance. Any such downward adjustment for risk performance with respect to a given calendar year would be reflected in an Annual Risk Performance Factor for that year of less than 100.00%.

For each applicable covered annual performance measurement period in the applicable overall Performance Period that consists of a full calendar year, PNC will measure, as its “Risk Performance” with respect to that given covered calendar year performance period, PNC’s return on economic capital for that covered period as compared to PNC’s cost of capital with respect to that same covered period, all as set forth herein unless and until amended prospectively by the Compensation Committee.

“Risk Performance Review Criteria.” If PNC’s ROEC (as defined below) for a covered full year annual performance measurement period in the applicable overall Performance Period equals or exceeds its Cost of Capital (as defined below) with respect to that same covered period, a risk performance review by the Compensation Committee is not required with respect to that covered period and the Annual Risk Performance Factor for that covered annual period will be 100.00% (i.e. this Factor will not include a downward adjustment for risk performance with respect to that year), unless the Compensation Committee determines, in its discretion, to include a downward adjustment, in which case this Factor will be such Committee-determined Annual Risk Performance Factor for such year.

If PNC’s ROEC for a covered full year annual performance measurement period in the applicable overall Performance Period is less than its Cost of Capital with respect to that same covered period, a risk performance review by the Compensation Committee is required with respect to that covered period. The Compensation Committee will conduct a review to consider and determine whether, and if so to what extent, to include, in its discretion, a downward adjustment for risk performance in the Annual Risk Performance Factor with respect to that covered annual period. If the Committee determines to apply a downward adjustment for risk performance, it will be reflected in an Annual Risk Performance Factor with respect to that year of a Committee-determined percentage that is less than 100.00% (but in no event less than 0%).

Return on economic capital (“ROEC”). For purposes of the annual Risk Performance measurement specified above, PNC’s ROEC is calculated as earnings for the applicable covered full calendar year annual performance measurement period, divided by average economic capital for the same period.

Earnings will mean PNC’s publicly-reported earnings for the applicable covered calendar year period adjusted, on an after-tax basis, for the impact of the same items as for purposes of measuring PNC’s EPS growth performance as described under Corporate Performance Metrics in Section 3.3(c) above.

Economic capital will mean total economic capital for PNC on a consolidated basis as that term is used by PNC for its internal measurement purposes. Average economic capital for the applicable covered calendar year period will mean the average of the economic capital values at the following points: beginning of period, end of period, and at each intermediate quarter-end in the period. For example, for the full calendar year 2012 covered period, this would be the average of the economic capital values at the following dates: December 31, 2011 (for the beginning of period value), December 31, 2012 (for the end of period value), and March 31, 2012, June 30, 2012 and September 30, 2012 (for the intermediate points).

Cost of capital (“Cost of Capital”). Cost of capital, for purposes of the annual Risk Performance measurement specified above, will be established as of the beginning of each year for that covered annual performance measurement period of the overall Performance Period and approved by the Compensation Committee no later than March 30th of that year. The Cost of Capital number approved by the Compensation Committee for 2012, for purposes of both the 2012 Incentive Performance Units and the 2011 Incentive Performance Units, is 11.3%.

Generally, PNC’s cost of capital for the given performance year will be calculated by (1) generating an initial cost of capital using PNC’s internal Capital Asset Pricing Model with a three-year average of three-year Treasury rates for the risk free rate, a PNC three-year Beta (PNC’s measure of volatility), and an equity risk premium of 6%, and then (2) adding to that initial percentage an expected return on goodwill. The Compensation Committee may modify the definition of cost of capital and how it is calculated prospectively.

ROEC and Cost of Capital will be calculated to one place to the right of the decimal, rounded to the nearest tenth with 0.05 being rounded upward to 0.1, for assessing PNC’s Risk Performance.

(b) Determination of Annual Risk Performance Factors and Overall Risk Performance Factor to be Applied to Corporate Performance Factor. For each applicable covered full calendar year annual performance measurement period in the applicable overall Performance Period, PNC will measure its Risk Performance as set forth in Section 3.5(a) above and present the results to the Compensation Committee. Where required by the Risk Performance Review Criteria set forth in Section 3.5(a) above, the Compensation Committee will conduct a review to consider and determine whether, and if so to what extent, to include, in its discretion, a downward adjustment for risk performance to the Annual Risk Performance Factor for each such covered annual period. The Compensation Committee may also, in its discretion, conduct such a review and may determine to include such a downward adjustment even though a review is not required hereunder. If the Committee determines in its discretion to apply a downward adjustment for risk performance, it will be reflected in an Annual Risk Performance Factor with respect to that year of a Committee-determined percentage that is less than 100.00% (but in no event less than 0%).

Where the Annual Risk Performance Factor with respect to a given calendar year is not adjusted downward (either because a risk performance review by the Committee with respect to that year was not required pursuant to the Risk Performance Review Criteria or because, after a review and consideration (whether or not such review was required), the Committee determined in its discretion not to apply a downward adjustment to such Risk Factor with respect to that calendar year), such Annual Risk Performance Factor will be 100.00%. Where the Committee determines to apply a downward adjustment in its discretion, the Risk Factor with respect to such calendar year will be the Annual Risk Performance Factor that the Committee so determines and may be any percentage less than 100.00% and greater than or equal to 0.00%.

The overall Risk Performance Factor (also sometimes referred to as the Risk Factor) used in the final award determination process by the Committee pursuant to Section 5 or as part of the Final Award calculation pursuant to Section 6, as the case may be, will be calculated as the average of the Annual Risk Performance Factors for all of the covered annual performance measurement periods that consist of a full calendar year in the overall Performance Period specified in the applicable subsections of Section 5 or Section 6, as the case may be. If the overall Performance Period is terminated early or limited pursuant to the terms of the Agreement in circumstances such that there is a partial year covered period, there will not be an Annual Risk Performance Factor with respect to that partial year covered period. In no event will the Risk Performance Factor be greater than 100.00% or less than 0.00%.

The final overall Risk Performance Factor is applied to the final overall Corporate Performance Factor in arriving at the Final Potential Payout Percentage for purposes of a Committee award determination under Section 5, and potentially functions (i.e., where such Risk Performance Factor is less than 100.00%) as a downward adjustment to that Corporate Performance Factor. This Factor (resulting from the application of the Risk Performance Factor to the Corporate Performance Factor) is taken into account as part of the Final Award determination process by the Compensation Committee as set forth in Section 5 or may be a part of the Final Award calculation pursuant to Section 6 of the Agreement, as applicable.

3.6 Adjusted Target Share Units. Generally, the maximum size of any Final Award that Grantee may receive pursuant to the Agreement will be expressed as a specified number of Share Units and will be a percentage of the dividend-adjusted Target Share Units. The applicable percentage is calculated in accordance with Section 5 or Section 6, as the case may be, and takes into account the degree to which corporate performance criteria have been achieved and any applicable downward adjustment for risk performance, or the formula for calculating a Change of Control payout percentage, as the case may be, and the degree to which service requirements have been met. In certain cases, there are further limitations set forth in those Sections on the maximum size of an award that may be made to a former employee, if any. Dividend-adjusted Target Share Units reflect adjustments for phantom dividends on target share units converted to additional target share units. The calculation of dividend-adjusted target share units is described below.

As used in the Agreement, “Adjusted Target Share Units” means the number of Share Units equal to the Target Share Units (i.e., the number of Share Units specified on page 1 of the Agreement as the Target Share Units, subject to capital adjustments pursuant to Section 9 if any) as adjusted for the addition of all Dividend Adjustment Share Units accrued through the date specified by the applicable Section of the Agreement. Generally, dividend adjustments are calculated through December 31, 2014 unless an earlier date is specified in Section 5.1 or Section 6.1 of the Agreement as applicable (e.g., in the case of death or a Change of Control prior to December 31, 2014).

“Dividend Adjustment Share Units” are calculated as follows. For each PNC common stock cash dividend payment date that occurs during the period beginning on January 1, 2012 through and including December 31, 2014 (or, if earlier and if so required by the Agreement, through the date so specified by the Agreement), there will be added as of that dividend payment date to the number of Adjusted Target Share Units a number of Share Units (including fractional Share Units computed to six decimal places) equal to (i) the amount of the cash dividends that would have been paid on that dividend payment date on the target number of share units, as adjusted for all previous additions to such target number pursuant to this paragraph up to that date, had each such Share Unit been an issued and outstanding share of PNC common stock on the record date for such dividend, divided by (ii) the Fair Market Value of a share of PNC common stock on that dividend payment date. The addition of Dividend Adjustment Share Units is subject to any applicable Plan limits. Cumulatively, these additional Share Units are referred to as the “Dividend Adjustment Share Units,” and the Target Share Units as adjusted for the addition of all accrued Dividend Adjustment Share Units are referred to as the “Adjusted Target Share Units.”

4. Grantee Service Requirements and Limitation of Potential Award; Early Termination of 2012 Incentive Performance Units.

4.1 Eligibility for an Award; Service Requirements; Early Termination of 2012 Incentive Performance Units. The 2012 Incentive Performance Units are subject to the service requirements set forth in this Section 4.

Grantee will not be eligible to receive a Final Award unless the 2012 Incentive Performance Units remain outstanding on the Compensation Committee-determined Award Date (as defined in Section 15.7) or as of the end of the day immediately preceding the day on which a Change of Control occurs, if earlier.

The 2012 Incentive Performance Units will automatically terminate on Grantee’s Termination Date (as defined in Section 15.60) unless an exception is available as set forth in Section 4.2, Section 4.3, Section 4.4 or Section 4.5. Where one or more of the conditions to an exception are post-employment conditions, the Incentive Performance Units will terminate upon the failure of any of those conditions.

In the event that Grantee’s employment is terminated by the Corporation for Cause (as defined in Section 15.12), the 2012 Incentive Performance Units will automatically terminate on Grantee’s Termination Date whether or not the termination might otherwise have qualified for an exception as a Qualifying Retirement or a Qualifying Disability pursuant to Section 4.3 or Section 4.4.

In the limited circumstances where the 2012 Incentive Performance Units remain outstanding notwithstanding Grantee’s termination of employment with the Corporation, Grantee will be eligible for consideration for an award, subject to such limitations as are set forth in the applicable sections of the Agreement. Said award, if any, will be determined and payable at the same time as the awards of those 2012 Incentive Performance Units grantees who remain Corporation employees, except that in the case of death, the determination and payment of said award, if any, shall be accelerated if so indicated in accordance with the applicable provisions of Section 5 or Section 6, as applicable, and Section 7.

Any award that the Compensation Committee may determine to make after Grantee’s death will be paid to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 10.

Notwithstanding anything in Section 4 or Section 5 to the contrary, if a Change of Control (as defined in Section 15.14) occurs prior to the time the Compensation Committee makes a Final Award determination pursuant to Section 5.2 (that is, prior to the Committee-determined Award Date), an award will be determined in accordance with Section 6.

4.2 Death While an Employee. If Grantee dies while an employee of the Corporation and prior to the Committee-determined Award Date, the 2012 Incentive Performance Units will remain outstanding and Grantee will be eligible for consideration for a prorated award calculated in accordance with Section 5.1(b), with an applicable performance measurement date (as defined in Section 5.1) of the earlier of the last day of the calendar year in which the death occurred and December 31, 2014, and with dividend adjustments to Adjusted Target Share Units calculated through that December 31st, and payable in accordance with Section 7.

Any such award will be subject to Compensation Committee determination pursuant to Section 5.2, and may be further reduced or eliminated by the Compensation Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period (as defined in Section 15.15) or a Change of Control has occurred.

In the event that a Change of Control occurs after the time Grantee died but prior to the time the Compensation Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize any award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(b) and payable in accordance with Section 7.

4.3 Qualifying Retirement. If Grantee Retires (as defined in Section 15.48) prior to the Committee-determined Award Date and Grantee’s termination of employment is not also a termination by the Corporation for Cause, the 2012 Incentive Performance Units will remain outstanding post-employment; provided, however, that PNC may terminate the Incentive Performance Units at any time prior to the Award Date, other than during a Change of Control Coverage Period or after the occurrence of a Change of Control, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 15.25).

Provided that the 2012 Incentive Performance Units have not been terminated prior to the Award Date for Detrimental Conduct and are still outstanding at that time, Grantee will be eligible for Compensation Committee consideration of a full award at the time that awards are considered for those 2012 Incentive Performance Units grantees who remain Corporation employees, calculated in accordance with Section 5.1(c) and payable in accordance with Section 7.

Any such award will be subject to Compensation Committee determination pursuant to Section 5.2, and may be further reduced or eliminated by the Compensation Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period or a Change of Control has occurred.

If Grantee dies after a Qualifying Retirement but before the time set forth above for consideration of an award and provided that the 2012 Incentive Performance Units have not been terminated for Detrimental Conduct and are still outstanding at the time of Grantee’s death, the Compensation Committee may consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Any such award will be calculated in accordance with Section 5.1(c); provided, however, that the maximum award that may be approved in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation. Any such award determination will be made, and such award, if any, will be paid in accordance with Section 7, during the calendar year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2014, or in 2015 if the death occurs in 2015 but prior to the Award Date.

In the event that a Change of Control occurs prior to the time the Compensation Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize an award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(c) and payable in accordance with Section 7.

4.4 Qualifying Disability. If Grantee’s employment with the Corporation is terminated by reason of Disability (as defined in Section 15.26) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the 2012 Incentive Performance Units will remain outstanding post-employment; provided, however, that PNC may terminate the Incentive Performance Units at any time prior to the Award Date, other than during a Change of Control Coverage Period or after the occurrence of a Change of Control, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 15.25).

Provided that the 2012 Incentive Performance Units have not been terminated prior to the Award Date for Detrimental Conduct and are still outstanding at that time, Grantee will be eligible for Compensation Committee consideration of a full award at the time that awards are considered for those 2012 Incentive Performance Units grantees who remain Corporation employees, calculated in accordance with Section 5.1(d) and payable in accordance with Section 7.

Any such award will be subject to Compensation Committee determination pursuant to Section 5.2, and may be further reduced or eliminated by the Compensation Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period or a Change of Control has occurred.

If Grantee dies after a Qualifying Disability but before the time set forth above for consideration of an award and provided that the 2012 Performance Units have not been terminated for Detrimental Conduct and are still outstanding at the time of Grantee’s death, the Compensation Committee may consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Any such award will be calculated in accordance with Section 5.1(d); provided, however, that the maximum award that may be approved in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation. Any such award determination will be made, and such award, if any, will be paid in accordance with Section 7, during the calendar year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2014, or in 2015 if the death occurs in 2015 but prior to the Award Date.

In the event that a Change of Control occurs prior to the time the Compensation Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize an award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(d) and payable in accordance with Section 7.

4.5 Qualifying Termination in Anticipation of a Change of Control. If Grantee’s employment with the Corporation is terminated by the Corporation prior to the Award Date and such termination is an Anticipatory Termination as defined in Section 15.6, then (i) the 2012 Incentive Performance Units will remain outstanding notwithstanding Grantee’s termination of employment with the Corporation, (ii) the Incentive Performance Units will not be subject to termination for Detrimental Conduct, and (iii) Grantee will be eligible for consideration for an award pursuant to Section 5.2, calculated in accordance with Section 5.1(e), or will receive an award pursuant to Section 6, calculated as specified in Section 6.1(e), as applicable. Any such award will be payable in accordance with Section 7.

If Grantee dies while eligible to receive an award pursuant to this Section 4.5 but prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2 or a Change of Control occurs, Grantee will be eligible for Compensation Committee consideration of an award of up to the greater of the award Grantee could have received had he or she died while an employee of the Corporation or an award determined as set forth in Section 5.1(e). If Grantee dies while eligible to receive an award pursuant to this Section 4.5 but a Change of Control occurs prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2, Grantee will be deemed to receive an award in accordance with Section 6.1(e).

5. Certification of Performance Results; Calculation of Maximum Potential Payout Amount; and Final Award Determination.

5.1 Certification of Level of Achievement of Performance with respect to the Specified Criteria; Calculation of Final Potential Payout Percentage and Calculated Maximum Potential Payout Amount. As soon as practicable after December 31, 2014, or after the earlier relevant date if the applicable performance measurement date and potential award date are earlier under the circumstances, PNC will present information to the Compensation Committee concerning the following:

(1) the levels of EPS growth and ROCE performance achieved by PNC and the other members of the applicable Peer Group and the relative rankings of PNC and the other Peers with respect to such corporate performance metrics for each of the applicable covered annual performance periods for which performance is being measured under the circumstances;

(2) the Annual Corporate Performance Potential Payout Percentages for such covered performance periods generated in accordance with the Schedule on the basis of such corporate performance, giving equal weight to each of the two corporate performance metrics;

(3) the Corporate Performance Factor calculated as set forth in Section 15.21 on the basis of such Annual Corporate Performance Potential Payout Percentages;

(4) PNC’s Risk Performance and Annual Risk Performance Factor for each of the applicable covered full year annual performance periods for which performance is measured under the circumstances, and the Risk Performance Factor as calculated as set forth in Section 3.5(b) on the basis of such Annual Risk Performance Factors;

(5) the Final Potential Payout Percentage applicable under the circumstances, as defined in Section 15.31 and calculated in accordance with the applicable provisions of Section 3 and this Section 5.1;

(6) such additional criteria for the certifications and calculations to be made pursuant to this Section 5.1 as may be required by subsection (a), (b), (c), (d) or (e) below, as applicable under the circumstances (including the last day of the applicable performance measurement period and such limitations and prorations as may be applicable) in order to calculate the applicable Maximum Calculated Potential Payout Amount; and

(7) such additional criteria and information as the Compensation Committee may request.

The last day of the applicable performance measurement period is sometimes referred to as the “performance measurement date.” The time when the certification, calculation and Final Award determination process will take place is sometimes referred to as the “scheduled award-determination period,” and the date when a Final Award, if any, is determined and made by the Compensation Committee is sometimes referred to as the “Committee-determined Award Date” (as set forth in Section 15.7).

Notwithstanding anything in this Section 5 to the contrary, if a Change of Control has occurred, Section 6 will apply.

(a) Non-Exceptional Circumstances – Standard Payout Calculation. Provided that Grantee remains an employee of the Corporation and the 2012 Incentive Performance Units remain outstanding such that Grantee remains eligible for consideration for a full award, and that a Change of Control has not occurred, the overall Performance Period will run from January 1, 2012 through December 31, 2014 and the process of certification of the levels of achievement of corporate performance with respect to the Corporate Performance Criteria, the calculation of the final Corporate Performance Factor, final Risk Performance Factor, and Final Potential Payout Percentage, the calculation of the Calculated Maximum Potential Payout Amount, and the determination of the Final Award, if any, by the Compensation Committee will occur in early 2015.

Under the circumstances set forth in this subsection (a) above (“non-exceptional circumstances”), PNC will present information to the Compensation Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be December 31, 2014;

(ii) the applicable overall Performance Period will be the period beginning on January 1, 2012 and ending on December 31, 2014, and will consist of the full calendar year covered annual performance periods from January 1, 2012 through December 31, 2012, from January 1, 2013 through December 31, 2013, and from January 1, 2014 through December 31, 2014;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is equal to the Risk Performance Factor applied to the Corporate Performance Factor, calculated as set forth in Section 15.50 and Section 15.21, respectively, with respect to or for the three full calendar year covered annual performance measurement periods (2012, 2013 and 2014) in the overall Performance Period specified above but in no event resulting in a Risk Performance Factor of greater than 100.00% or less than 0.00% or a Corporate Performance Factor of greater than 200.00%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to the applicable Final Potential Payout Percentage of the Adjusted Target Share Units, with dividend adjustments to the Target Share Units calculated through December 31, 2014; and

(v) the scheduled award-determination period will occur in early 2015.

(b) Death While an Employee. In the event that Grantee dies while an employee of the Corporation and prior to the regularly scheduled award date for non-exceptional circumstances in early 2015 and the 2012 Incentive Performance Units remain outstanding pursuant to Section 4.2, PNC will present information to the Compensation Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the earlier of the last day of the calendar year in which the death occurred and December 31, 2014;

(ii) the applicable overall Performance Period will be the period beginning on January 1, 2012 and ending on the December 31st that is the applicable performance measurement date, and will consist of the one, two or three full calendar year covered annual performance periods (for 2012, or for 2012 and 2013, or for 2012, 2013 and 2014, as the case may be) in that period;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is equal to the Risk Performance Factor applied to the Corporate Performance Factor, calculated as set forth in Section 15.50 and Section 15.21, respectively, with respect to or for the one, two or three full calendar year covered annual performance measurement periods, as the case may be, in the applicable overall Performance Period specified above but in no event resulting in a Risk Performance Factor of greater than 100.00% or less than 0.00% or a Corporate Performance Factor of greater than 200.00%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to (x) the applicable Final Potential Payout Percentage of the Adjusted Target Share Units, with dividend adjustments to the Target Share Units calculated through the December 31st that is the applicable performance measurement date, then (y) prorated (as defined in Section 15.43) based on the number of full quarters in the applicable overall Performance Period specified above, including through December 31st of the year of death if prior to 2015; and

(v) the scheduled award-determination period will occur during the year immediately following the year in which Grantee died (i.e., early in 2013, 2014, or 2015, as the case may be) unless Grantee dies after December 31, 2014 but prior to the award date, in which case the scheduled award-determination period will occur in 2015.

(c) Qualifying Retirement. Except as set forth in the following paragraph, in the event that Grantee Retires prior to the regularly scheduled award date for non-exceptional circumstances in early 2015 but Grantee has met the conditions for a Qualifying Retirement set forth in Section 4.3 and the 2012 Incentive Performance Units have not been terminated by PNC prior to the award date pursuant to Section 4.3 for Detrimental Conduct and remain outstanding, PNC will present information to the Compensation Committee for purposes of this Section 5.1 for consideration of an award on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation, together with such information as the Compensation Committee may request concerning Grantee’s Retirement. The scheduled award-determination period will occur in early 2015 as provided in Section 7.1.

If Grantee dies after a Qualifying Retirement but prior to the regularly scheduled award date and the 2012 Incentive Performance Units are still outstanding at the time of Grantee’s death, Grantee will be eligible for Compensation Committee consideration of an award at the time and up to the maximum amount of the award Grantee could have received had he or she died while an employee of the Corporation.

(d) Qualifying Disability. Except as set forth in the following paragraph, in the event that Grantee’s employment with the Corporation is terminated by reason of Disability prior to the regularly scheduled award date for non-exceptional circumstances in early 2015 but Grantee has met the conditions for a Qualifying Disability set forth in Section 4.4 and the 2012 Incentive Performance Units have not been terminated by PNC prior to the award date pursuant to Section 4.4 for Detrimental Conduct and remain outstanding, PNC will present information to the Compensation Committee for purposes of this Section 5.1 for consideration of an award on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation, together with such information as the Compensation Committee may request concerning Grantee’s departure. The scheduled award-determination period will occur in early 2015 as provided in Section 7.1.

If Grantee dies after a Qualifying Disability but prior to the regularly scheduled award date and the 2012 Incentive Performance Units are still outstanding at the time of Grantee’s death, Grantee will be eligible for Compensation Committee consideration of an award at the time and up to the maximum amount of the award Grantee could have received had he or she died while an employee of the Corporation.

(e) Qualifying Termination in Anticipation of a Change of Control. In the event that Grantee’s employment with the Corporation is terminated by the Corporation prior to the regularly scheduled award date for non-exceptional circumstances in early 2015 but Grantee has met the conditions for a Qualifying Termination in Anticipation of a Change of Control set forth in Section 4.5 and the 2012 Incentive Performance Units remain outstanding, but a Change of Control has not yet occurred, then:

(1) If a Change of Control transaction is pending at the regularly scheduled award date, the 2012 Incentive Performance Units will remain outstanding and Grantee will be eligible to receive an award pursuant to Section 5.2 on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation, and the Compensation Committee will have no discretion to further reduce the size of such award; and

(2) If there is no Change of Control transaction pending at the regularly scheduled award date, the 2012 Incentive Performance Units will remain outstanding and the Compensation Committee will have discretion to authorize an award, pursuant to Section 5.2, to Grantee up to a maximum permitted award calculated on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation, but the Compensation Committee will also have discretion to further reduce the award as set forth in Section 5.2(b).

If Grantee dies after an Anticipatory Termination but prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2 or a Change of Control occurs, Grantee will be eligible for Compensation Committee consideration of an award at the time and up to the maximum amount of the award Grantee could have received had he or she died while an employee of the Corporation.

If Grantee dies after an Anticipatory Termination but a Change of Control occurs prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2, Grantee will be deemed to receive an award in accordance with Section 6.1(e).

5.2 Final Award Determination by Compensation Committee.

(a) The Compensation Committee will have the authority to award to Grantee (“award”) as a Final Award such amount, denominated as a specified number of Share Units, as may be determined by the Compensation Committee, subject to the limitations set forth in the following paragraph, provided, that, the 2012 Incentive Performance Units are still outstanding, that Grantee is either still an employee of the Corporation or qualifies for an exception to the employment condition pursuant to Section 4.2, 4.3, 4.4 or 4.5, and that the Final Potential Payout Percentage is greater than zero.

The Final Award will not exceed the applicable Calculated Maximum Potential Payout Amount, as determined in accordance with the applicable subsection of Section 5.1, and is subject to the exercise of negative discretion by the Compensation Committee to further reduce this calculated payout amount pursuant to Section 5.2(b), if applicable.

The Compensation Committee will not have authority to exercise negative discretion to further reduce the payout amount below the full applicable Calculated Maximum Potential Payout Amount if a Change of Control Coverage Period has commenced and has not yet ended or if a Change of Control has occurred. If there has been a Change of Control, the Compensation Committee’s authority is subject to Section 6.

The date on which the Compensation Committee makes its determination as to whether or not it will authorize an award and, if so, the size of a Final Award, if any, it authorizes within the Calculated Maximum Potential Payout Amount determined pursuant to the Agreement is sometimes referred to in the Agreement as the “Committee-determined Award Date” (as set forth in Section 15.7).

Payment of the Final Award, if any, will be made in accordance with Section 7. If Grantee dies after a Final Award is determined but before payment is made, payment of the Final Award will be made to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 10.

(b) Except during a Change of Control Coverage Period or after the occurrence of a Change of Control, the Compensation Committee may exercise negative discretion with respect to the 2012 Incentive Performance Units and may determine, in light of such Corporation or individual performance or other factors as the Compensation Committee may deem appropriate, that notwithstanding the levels of EPS growth and/or ROCE performance and rankings achieved by PNC relative to the performance of the other members of the Peer Group and notwithstanding PNC’s levels of Risk Performance, the Compensation Committee will not award Grantee the full applicable Calculated Maximum Potential Payout Amount that the Compensation Committee is authorized to award pursuant to Section 5.2(a), or any of such amount.

The Compensation Committee may use its negative discretion such that, among other things, a Final Award appropriately reflects considerations based on the totality of results over the full overall Performance Period, and the Committee may cancel the full applicable potential award amount if the Committee determines that the totality of performance results over the entire performance period adversely impacts the safety and soundness of PNC.

If the Compensation Committee so determines to exercise its negative discretion pursuant to this Section 5.2(b), the Final Award, if any, will be further reduced accordingly; provided, however, that the Compensation Committee will not have authority to exercise negative discretion if a Change of Control Coverage Period has commenced and has not yet ended or if a Change of Control has occurred.

(c) If a Change of Control occurs prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2, the Final Award will be determined in accordance with Section 6 rather than being determined by the Compensation Committee pursuant to Section 5.2, and the Compensation Committee will not have negative discretion to reduce the payout amount calculated pursuant to Section 6.

6. Change of Control Prior to a Committee-Determined Award Date.

6.1 Final Award Calculation.

Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control at any time prior to a Committee-determined Award Date pursuant to Section 5.2, (i) the overall Performance Period, if not already ended, will be limited and will end on the last day of the last full quarter completed prior to the day the Change of Control occurs, or, if the Change of Control occurs on a quarter-end date, on the day the Change of Control occurs, but in no event later than December 31, 2014, (ii) if Dividend Adjustment Share Units were otherwise still accruing at the time, no further Dividend Adjustment Share Units will accrue and be added to the number of Adjusted Target Share Units after the last day of the overall Performance Period as so limited, and (iii) Grantee will be deemed to have been awarded a Final Award in an amount determined as set forth in this Section 6, payable to Grantee or Grantee’s legal representative at the time and in the manner set forth in Section 7, provided that the 2012 Incentive Performance Units are still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs and have not already terminated or been terminated in accordance with the service or conduct provisions of Section 4.

If this Section 6 is applicable and a Final Award is deemed to be awarded pursuant to Section 6, the day the Change of Control occurs will be considered the Award Date for purposes of the Agreement. This date is sometimes referred to in the Agreement as the “Change-of-Control-determined Award Date” (as set forth in Section 15.7).

(a) Standard Change of Control Payout Calculation. Provided that Grantee is an employee of the Corporation and the 2012 Incentive Performance Units are still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be determined as follows:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to the day the Change of Control occurs, or, if the Change of Control occurs on a quarter-end date, the day the Change of Control occurs, but in no event later than December 31, 2014;

(ii) the applicable overall Performance Period will be the period beginning on January 1, 2012 and ending on the quarter-end date that is the applicable performance measurement date, and will consist of one, two or three covered periods, as the case may be, consisting of the full covered year or years, if any, and any partial covered year, as applicable, in that period;

(iii) the scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control; and

(iv) a Final Award will be calculated in two parts (Part A and Part B), and the Final Award amount will be the sum of the amounts calculated for the Part A Award and the Part B Award as set forth below; provided, however, that the Part B Award is not applicable in the limited circumstance where the Change of Control occurs on or after December 31, 2014 and the Part A Award is not prorated.

Part A Award: The Part A Award amount will be the number of Share Units equal to:

(1) the “Change of Control Payout Percentage” (calculated as set forth below) of the Adjusted Target Share Units, with dividend adjustments to the Target Share Units calculated through the same quarter-end date that is the applicable performance measurement date specified above, then,

(2) prorated (as defined in Section 15.43) based on the number of full quarters in the applicable overall Performance Period (i.e., in the period from January 1, 2012 through the quarter-end date that is the applicable performance measurement date specified above) unless the Change of Control occurs on or after December 31, 2014. If the Change of Control occurs on or after December 31, 2014 (and therefore the applicable overall Performance Period covers a full three year period), proration will not apply.

The “Change of Control Payout Percentage” will be (a) or (b) below, as applicable, (but in no event greater than 200.00%):

(a) If the Change of Control occurs prior to December 31, 2014, such that the applicable overall Performance Period is less than three years, the Change of Control Payout Percentage will be the percentage that is equal to (x) the Risk Performance Factor applied to (y) the higher of (1) 100.00% and (2) the percentage that is the Corporate Performance Factor, with (x) and (y)(2) both calculated in the same manner as for an award determination made pursuant to Section 5 using, in the case of (x), the average of all Annual Risk Performance Factors for full calendar years that were determined in accordance with Section 3.5 prior to the occurrence of the Change of Control to determine such Risk Performance Factor, and using, in the case of (y)(2), corporate performance for the one, two or three covered periods, as the case may be, in the applicable overall Performance Period specified above in subsection (ii) of this Section 6.1(a) to determine such Corporate Performance Factor; and

(b) If the Change of Control occurs on or after December 31, 2014, the Change of Control Payout Percentage will be the percentage that is equal to the Risk Performance Factor (calculated in the same manner as in subsection (x) of (a) above) applied to the Corporate Performance Factor (calculated in the same manner as in subsection (y)(2) of (a) above using corporate performance for the three full calendar year covered annual performance periods of 2012, 2013 and 2014).

Part B Award: The Part B Award amount will be the number of Share Units equal to:

(1) A percentage of the Adjusted Target Share Units (with dividend adjustments to the Target Share Units calculated through the same quarter-end date that is the applicable performance measurement date specified above in subsection (ii) of this Section 6.1(a)) that is the percentage equal to the Risk Performance Factor used in the calculation of the Part A Award above applied to a factor of 100.00%, multiplied by

(2) the fraction equal to 1.00 minus the fraction used for the proration by quarters in the calculation of the Part A Award above.

If the calculation of the Part A Award above does not include a proration factor, the Part B Award will not be applicable.

Grantee’s Final Award determined pursuant to this Section 6.1(a) will be paid to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 10 if Grantee dies after the Change of Control occurs but before this Final Award is paid.

(b) Death While an Employee. If Grantee died while an employee of the Corporation and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Compensation Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1.

In the event that Grantee died while an employee of the Corporation and qualified for consideration for an award pursuant to Section 4.2 but the Compensation Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change of Control occurs such that Grantee remains eligible for an award, then the scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control, and the amount of Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 10) will be determined on the following basis, as applicable.

(1) If Grantee died in the calendar year prior to the year in which the Change of Control occurs but the Compensation Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change of Control occurs, Grantee’s Final Award will be in the amount of the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(b) but with no Compensation Committee discretion to further reduce the amount of the award.

(2) If Grantee died prior to but in the same calendar year as the Change of Control, Grantee’s Final Award will be in the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(a), but substituting a Part B Award of zero Share Units for any Part B Award amount calculated pursuant to that section, had Grantee not died but had been an employee of the Corporation as of the end of day immediately preceding the day the Change of Control occurred.

(c) Qualifying Retirement. Except as set forth in the following paragraph, in the event that Grantee Retired prior to the day the Change of Control occurs but Grantee has met the conditions for a Qualifying Retirement set forth in Section 4.3 and the 2012 Incentive Performance Units have not been terminated by PNC prior to the Change of Control pursuant to Section 4.3 for Detrimental Conduct and are still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(a), including both the Part A Award amount and any Part B Award amount calculated pursuant to that Section 6.1(a), had Grantee not Retired but had been an employee of the Corporation as of the end of the day immediately preceding the day the Change of Control occurred. The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control.

If Grantee died while eligible to receive an award as a Qualified Retiree and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Compensation Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award will be the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(b) had Grantee died at the same time but while an employee of the Corporation. Grantee’s Final Award will be paid to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 10.

(d) Qualifying Disability. Except as set forth in the following paragraph, in the event that Grantee’s employment with the Corporation is terminated by reason of Disability prior to the day the Change of Control occurs but Grantee has met the conditions for a Qualifying Disability set forth in Section 4.4 and the 2012 Incentive Performance Units have not been terminated by PNC prior to the Change of Control pursuant to Section 4.4 for Detrimental Conduct and are still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be the amount of the award that would have been payable to

Grantee pursuant to the calculations set forth in Section 6.1(a), including both the Part A Award amount and any Part B Award amount calculated pursuant to that section, had Grantee still been an employee of the Corporation as of the end of the day immediately preceding the day the Change of Control occurred. The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control.

If Grantee died while eligible to receive an award as a Qualifying Disability Grantee and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Compensation Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award will be the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(b) had Grantee died at the same time but while an employee of the Corporation. Grantee’s Final Award will be paid to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 10.

(e) Qualifying Termination in Anticipation of a Change of Control. Except as set forth in the following paragraph, in the event that Grantee’s employment with the Corporation was terminated by the Corporation prior to the Award Date and such termination was an Anticipatory Termination as defined in Section 15.6 and the 2012 Incentive Performance Units are still outstanding at the time the Change of Control occurs and Grantee remains eligible for an award pursuant to Section 4.5, Grantee will receive a Final Award on the same basis as a continuing employee of the Corporation as set forth in Section 6.1(a).

If Grantee died while qualified to receive an award pursuant to Section 4.5 and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Compensation Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 10) will be in the same amount as the Final Award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(b) had Grantee died at the same time but while an employee of the Corporation.

6.2 No Committee Discretion to Reduce Calculated Award Amount. The Compensation Committee may not exercise any further negative discretion pursuant to Section 5.2(b) or otherwise exercise discretion pursuant to the Agreement in any way that would serve to reduce an award calculated pursuant to and deemed to be made to Grantee in accordance with this Section 6.

7. Payment of Final Award; Termination of Any Unawarded 2012 Incentive Performance Units.

7.1 Payment of Final Award Determined by the Compensation Committee. Any Final Award determined by the Compensation Committee pursuant to Section 5.2 will be settled by delivery of whole Shares and, if applicable, Cash Share-Equivalents that together equal the number of Share Units specified in the Final Award (sometimes referred to in the Agreement as “Awarded Share Units”) or as otherwise provided pursuant to Section 9 if applicable. Payment will be subject to any applicable withholding taxes as set forth in Section 11.

(a) Form of Payment. Except as set forth below or as otherwise provided pursuant to Section 9 if applicable, any Final Award determined by the Compensation Committee pursuant to Section 5.2 will be settled first by delivery of a number of whole Shares equal to the number of Awarded Share Units. This number of shares may not, however, exceed the number specified in the Agreement as the Target Share Units number. The Target Share Units number, which does not include any additions for Dividend Adjustment Share Units, is the maximum number of Shares, subject to capital adjustments, if any, pursuant to Section 9, that may be paid with respect to the 2012 Incentive Performance Units under the Agreement.

To the extent, if any, that the total number of Awarded Share Units exceeds that maximum number of Shares, then any such excess number of Awarded Share Units will be settled in cash (sometimes referred to in the Agreement as payment in “Cash Share-Equivalents”). This cash payment amount will be equal to the number of such remaining Awarded Share Units multiplied by the Fair Market Value (as defined in Section 15.29) of a share of PNC common stock on the Committee-determined Award Date or as otherwise provided pursuant to Section 9 if applicable.

In the event that a Final Award determined by the Compensation Committee is a prorated award and is made to Grantee in the event of Grantee’s death, then the form of payment of any such Final Award will be determined as follows unless otherwise provided pursuant to Section 9 if applicable. The Final Award will be settled by delivery of whole Shares up to a number of Shares equal to the product of the proration factor used in calculating the award and the number specified in the Agreement as the Target Share Units number, rounded down to the nearest whole number, and any remainder will be settled in cash as Cash Share-Equivalents.

(b) Timing. Determination of eligibility for an award, calculation of the Calculated Maximum Potential Payout Amount, and a decision by the Compensation Committee on whether or not to authorize an award and, if so, the size of such Final Award within such maximum potential award amount (the “scheduled award-determination process”) and then payment of any such Final Award will all generally occur in the first quarter of 2015 or as soon thereafter as practicable after the final Peer data necessary for the Compensation Committee to make its award determination is available.

In general, it is expected that the Award Date will occur in 2015 and no later than the end of the second quarter of that year, and that payment of a Final Award, if any, will be made as soon as practicable after the Award Date. Except as otherwise provided below, in no event will payment be made earlier than January 1, 2015 or later than December 31, 2015, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event of Grantee’s death prior to the Award Date where Grantee has satisfied all of the conditions of Section 4.2, 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner as set forth above for grantees of 2012 Incentive Performance Units who remain employees of the Corporation, provided that if the death occurs prior to 2014, the scheduled award-determination process will occur in the calendar year immediately following Grantee’s death, and (b) payment of a Final Award, if any, will be made during the calendar year immediately following the year in which Grantee died if the death occurs on or prior to December 31, 2014, or in 2015 if Grantee dies in 2015, provided, that, in no event will payment occur later than December 31st of the calendar year so specified as the year for payment, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

Otherwise, in the event that Grantee is no longer employed by the Corporation but has satisfied all of the conditions of Section 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner as set forth above for grantees of 2012 Incentive Performance Units who remain employees of the Corporation, generally in 2015 during the first quarter of that year, and (b) once the Compensation Committee has made its award determination, payment of a Final Award, if any, will be made as soon as practicable after the Committee-determined Award Date, provided, that, in no event will payment be made earlier than January 1, 2015 or later than December 31, 2015, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(c) Dividend Record Dates. In the event that one or more record dates for dividends on PNC common stock occur after December 31, 2014 (or, in the event of Grantee’s death prior to 2014, after the end of the applicable overall Performance Period) but before the date the Final Award, if any, is paid pursuant to this Section 7.1, PNC will make a cash payment to Grantee in an amount equivalent to the amount of the dividends Grantee would have received had the full number of Share Units specified in the Final Award, if any, been that number of shares of PNC common stock and had such shares been issued and outstanding on January 1, 2015 (or, in the event of Grantee’s death prior to 2014, on the January 1st immediately following the last day of the applicable overall Performance Period) and had remained outstanding on the record date or dates for such dividends. Any such payment will be made at the same time as payment of the Final Award, if any.

(d) Disputes. If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth above in this Section 7.1, and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the U.S. Internal Revenue Code.

7.2 Delivery of Final Award Determined by Section 6. If a Final Award is deemed to be made pursuant to Section 6 rather than determined by the Compensation Committee pursuant to Section 5.2, the Final Award is fully vested as of the date of the Change of Control. The number of Share Units in the Final Award will be calculated as of the date of the Change of Control once the final data necessary for the award determination is available, and the Final Award will be paid at the time and in the form set forth below.

(a) Timing. If Grantee died in the calendar year prior to the year in which the Change of Control occurs but no final payment decision had been made and no resulting payment, if any, had been made prior to the date the Change of Control occurred, payment will be made as soon as practicable after the date the Change of Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than December 31st of the calendar year following the year in which Grantee died unless payment at such time would be a noncompliant payment under Section 409A of the U.S. Internal Revenue Code, in which case payment will be made at the time set forth in subsection (a)(1) or subsection (a)(2) of this Section 7.2, as the case may be, that does comply with such Section 409A.

Except as otherwise set forth in the preceding paragraph, payment of the Final Award will be made by PNC at the time set forth in subsection (a)(1) of this Section 7.2 unless payment at such time would be a noncompliant payment under Section 409A of the U.S. Internal Revenue Code, and otherwise, at the time set forth in subsection (a)(2) of this Section 7.2, in either case as further described below.

(1) If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code, payment of the Final Award will be made as soon as practicable after the date the Change of Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2) If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code, then payment will be made as soon as practicable after January 1, 2015, but in no event later than December 31, 2015.

(b) Form of Payment.

(1) If, under the circumstances, (i) payment of the Final Award is made in the calendar year immediately following the year in which Grantee died pursuant to the first paragraph of Section 7.2(a) or

(ii) payment of the Final Award is made at the time specified in Section 7.2(a)(1), then the Final Award will be in an amount equal to the base amount described below in subsection (2)(A) of Section 7.2(b).

Payment of this amount will be made entirely in cash if so provided in the circumstances pursuant to Section 9.2. Otherwise, payment of this amount will be made in the form of shares of PNC common stock (valued as provided in Section 15.29 or Section 9, as applicable, as of the date of the Change of Control) up to the Target Share Units number of shares and any remaining value will be paid in the form of cash; provided, that, if the award is made as a prorated award in the event of Grantee’s death, the maximum number of such shares that may be delivered in payment of such award will be the number that is the product of the proration factor used in calculating the award and the Target Share Units number, and any remaining value will be paid in the form of cash.

If applicable, in the event that one or more record dates for dividends on PNC common stock occur on or after the date of the Change of Control but before the date the Final Award is paid pursuant to Section 7.2(a)(1), PNC will also make a cash payment to Grantee in an amount equivalent to the amount of the dividends Grantee would have received had the full number of Share Units specified in the Final Award been that number of shares of PNC common stock and had such shares been issued and outstanding on the date of the Change of Control and had remained outstanding on the record date or dates for such dividends. Any such payment will be made at the same time as payment of the Final Award, and will be applicable only in the event that the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code and payment of the Final Award is made at the time specified in Section 7.2(a)(1).

(2) If, under the circumstances, payment of the Final Award is made at the time specified in Section 7.2(a)(2), then the Final Award will be paid entirely in cash and will be in an amount equal to the base amount described below in subsection (A) of this Section 7.2(b)(2) plus the phantom investment amount described below in subsection (B) of this Section 7.2(b)(2).

(A) The base amount will be an amount equal to the number of Share Units specified in the Final Award multiplied by the Fair Market Value (as defined in Section 15.29) of a share of PNC common stock on the date of the Change of Control or by the per share value otherwise provided pursuant to Section 9 as applicable.

(B) The phantom investment amount will be either (i) or (ii), whichever is larger: (i) interest on the base amount described in Section 7.2(b)(2)(A) from the date of the Change of Control through the payment date at the short-term, mid-term or long-term Federal rate under U.S. Internal Revenue Code Section 1274(b)(2)(B), as applicable depending on the term until payment, compounded semi-annually; or (ii) a phantom investment amount with respect to said base amount that reflects, if positive, the performance of the PNC stock or other consideration received by a PNC common shareholder in the Change of Control transaction, with dividends reinvested in such stock, from the date of the Change of Control through the payment date. PNC may, at its option, provide other phantom investment alternatives in addition to those referenced in the preceding sentence and may permit Grantee to make a phantom investment election from among such alternatives under and in accordance with procedures established by PNC, but any such alternatives must provide for at least the two phantom investments set forth in Section 7.2(b)(2)(B)(i) and (ii) at a minimum. The phantom investment amount will be applicable only in the event that payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code and thus payment is made at the time specified in Section 7.2(a)(2) rather than at the time specified in Section 7.2(a)(1).

(c) Disputes. If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in the applicable provisions of Section 7.2(a), and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the U.S. Internal Revenue Code.

7.3 Final Award Fully Vested. The Final Award, if any, will be fully vested at the Committee-determined Award Date or as of the date of the Change of Control, as applicable. Any Shares issued pursuant to this Section 7 will be fully vested at the time of issuance, and PNC will issue any such Shares and deliver any cash payable pursuant to this Section 7 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by PNC, at the time specified in the applicable subsection of Section 7.1 or Section 7.2, whichever is applicable.

No fractional shares will be issued. If a Final Award is payable in Shares and includes a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock and paid to Grantee or Grantee’s legal representative in cash at the time the Shares are issued pursuant to this Section 7.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by PNC.

7.4 Termination of Any Unawarded 2012 Incentive Performance Units. Once an award determination has been made by the Compensation Committee pursuant to Section 5.2 or a Final Award is deemed to have been made by virtue of the application of Section 6, the Share-denominated incentive award opportunity represented by the 2012 Incentive Performance Units will terminate as to any portion of the Incentive Performance Units not so awarded.

Termination of all or a portion of the 2012 Incentive Performance Units pursuant to this Section 7.4, or pursuant to Section 4, if applicable, will in no way affect Grantee’s covenants or the other provisions of Sections 16 and 17.

8. No Rights as Shareholder until Final Award and Issuance of Shares.

Grantee will have no rights as a shareholder by virtue of the 2012 Incentive Performance Units unless and until a Final Award, if any, is made and Shares are issued and delivered in settlement of all or a portion of such Final Award, if any.

9. Capital Adjustments.

9.1 Except as otherwise provided in Section 9.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time a Final Award, if any, is paid, the Committee shall make those adjustments, if any, in the number, class or kind of the Target Share Units then outstanding that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per Share Unit of any share-denominated award amount authorized for payment to Grantee by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions, and (b) authorizing payment of the entire Final Award, if any, in cash at the time otherwise specified in Section 7.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

9.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of the Target Share Units then outstanding will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per Share Unit to be used in calculating the base amount described in Section 7.2(b) of any award that is deemed to be awarded to Grantee in accordance with Section 6 will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any amounts payable to Grantee pursuant to Section 6 will be paid solely in cash at the time otherwise specified in Section 7.

10. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Incentive Performance Units may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any Final Award authorized by the Agreement is to be paid, such payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of Shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

11. Withholding Taxes; Payment Upon Inclusion Under Section 409A.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

To the extent, if any, that payment of any amounts then payable to Grantee hereunder is made in cash, the Corporation will withhold first from such cash portion of the award payment unless the Compensation Committee determines otherwise. If the amount so withheld is not sufficient or if there is no such cash portion, the Corporation will retain whole shares of PNC common stock from any amounts payable to Grantee hereunder in the form of Shares, until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligations.

For purposes of this Section 11, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 15.29) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. PNC will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

It is the intention of the parties that the 2012 Incentive Performance Units and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement. In the event that, notwithstanding such intention, the arrangement fails to meet the requirements of Section 409A and the regulations promulgated thereunder, then PNC may at that time permit the acceleration of the time for payment to Grantee under the Agreement notwithstanding any of the other provisions of the Agreement, but any such accelerated payment may not exceed the amount required to be included in Grantee’s income as a result of the failure to comply with the requirements of Section 409A and the regulations promulgated thereunder. For purposes of this provision, an amount will be deemed to have been included in Grantee’s income if the amount is timely reported on Form W-2 or Form 1099-MISC as appropriate.

12. Employment.

Neither the granting of the 2012 Incentive Performance Units nor the calculation, determination and payment of any Final Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee.

In all respects the 2012 Incentive Performance Units and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the 2012 Incentive Performance Units and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Grant Date.

14. Headings; Entire Agreement.

Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Certain Definitions.

Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

15.1 “Adjusted Target Share Units” has the meaning set forth in Section 3.6.

15.2 “Agreement” or “Award Agreement” means the 2012-2014 Incentive Performance Units Award Agreement between PNC and Grantee evidencing the 2012 Incentive Performance Units granted to Grantee pursuant to the Plan.

15.3 “Annual Corporate Performance Potential Payout Calculation Schedule” or “Schedule” means the Schedule established by the Compensation Committee with respect to the 2012 Incentive Performance Units as set forth in Section 3.4 setting forth the method by which the Annual Corporate Performance Potential Payout Percentage will be generated for a given covered annual performance measurement period, as specified by the Agreement, from the corporate performance results for such covered period.

15.4 “Annual Corporate Performance Potential Payout Percentage.”

The Annual Corporate Performance Potential Payout Percentage for a given year is the percentage determined with respect to that year in accordance with the Annual Corporate Performance Potential Payout Calculation Schedule on the basis of PNC’s relative covered period EPS growth and ROCE performance rankings and PNC’s covered period EPS growth and ROCE performance relative to Peer performance for the covered annual performance period applicable to that given year, giving equal weight to each of the two corporate performance metrics. The Annual Corporate Performance Potential Payout Percentage is rounded to the nearest one-hundredth, with 0.005% being rounded upward to 0.01%.

The covered annual performance period for any given year of the overall Performance Period will consist of the full or partial year period beginning on January 1 of the given year and ending on December 31 of that year, or on such earlier quarter-end performance measurement date as may be specified by the Agreement if applicable.

15.5 “Annual Risk Performance Factor.” The Annual Risk Performance Factor with respect to a given covered year is the percentage determined with respect to that year by or in accordance with the provisions of Section 3.5. In no event will an Annual Risk Performance Factor be greater than 100.00% or less than 0.00%.

If the overall Performance Period is terminated early or limited pursuant to the terms of the Agreement in circumstances such that there is a partial year covered period, there will not be an Annual Risk Performance Factor with respect to that partial year covered period.

15.6 “Anticipatory Termination.”

If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause (as Cause is defined in Section 15.12(a)), death or Disability (as Disability is defined in Section 15.26) prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

15.7 “Award Date” means: (1) the date on which the Compensation Committee makes its determination as to whether or not it will authorize an award, and if so, as to the size of the Final Award, if any, it authorizes pursuant to Section 5.2 within the Calculated Maximum Potential Payout Amount determined in accordance with the Agreement (sometimes referred to as the “Committee-determined Award Date”); or (2) if a Change of Control has occurred and Grantee is deemed to have been awarded a Final Award pursuant to Section 6, the Award Date will be the date the Change of Control occurs (sometimes referred to as the “Change-of-Control-determined Award Date”).

15.8 “Awarded Share Units” has the meaning specified in the definition of “Final Award” in Section 15.30.

15.9 “Board” means the Board of Directors of PNC.

15.10 “Calculated Maximum Potential Payout Amount” means the maximum size of the award, denominated as a specified number of Share Units, that the Compensation Committee may award to Grantee as calculated in accordance with the applicable provisions of Section 5.1.

15.11 “Cash Share-Equivalents” has the meaning set forth in Section 7.

15.12 “Cause” and “termination for Cause.”

(a) “Cause” on or after the occurrence of a Change of Control or for purposes of the definition of an Anticipatory Termination.

If a termination of Grantee’s employment with the Corporation occurs on or within three (3) years after the occurrence of a Change of Control, then “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(ii) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO, or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 15.12(a) only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Grantee is given an opportunity, together with counsel, to be heard before the Board.

“Cause” shall also have the meaning set forth in this Section 15.12(a) where such term is required by Section 15.6 in connection with the definition of “Anticipatory Termination” set forth therein.

(b) “Cause” other than as provided in subsection (a).

Except as otherwise provided in Section 15.12(a), “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(ii) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

15.13 “CEO” means the chief executive officer of PNC.

15.14 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either

(A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 15.14(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 15.14(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

15.15 “Change of Control Coverage Period” means a period commencing on the occurrence of a Change of Control Triggering Event and ending upon the earlier to occur of (a) the date of a Change of Control Failure and (b) the date of a Change of Control.

After the termination of any Change of Control Coverage Period, another Change of Control Coverage Period will commence upon the occurrence of another Change of Control Triggering Event.

For purposes of the Agreement, “Change of Control Triggering Event” shall mean the occurrence of either of the following: (i) the Board or PNC’s shareholders approve a Business Combination, other than an Excluded Combination, described in subsection (c) of the definition of “Change of Control” contained in Section 15.14; or (ii) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

For purposes of the Agreement, “Change of Control Failure” shall mean: (x) with respect to a Change of Control Triggering Event described in clause (i) of the definition above, PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or (y) with respect to a Change of Control Triggering Event described in clause (ii) of the definition above, the proxy contest fails to replace or remove a majority of the members of the Board.

15.16 “Change of Control Payout Percentage” has the meaning set forth in Section 6.1(a)(iv).

15.17 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

15.18 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 15.25(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

15.19 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

15.20 “Corporate Performance Criteria” means the corporate performance standards established by the Compensation Committee as the corporate performance criteria for the 2012 Incentive Performance Units as set forth in Section 3.

15.21 “Corporate Performance Factor” or “Corporate Factor” has the meaning set forth in Section 3.4.

The Corporate Performance Factor is calculated as the weighted average, as set forth below, of the Annual Corporate Performance Potential Payout Percentages for all of the covered annual performance measurement periods in the applicable overall Performance Period specified in the applicable subsections of Section 5 or Section 6 of the Agreement, as the case may be, including those covered periods consisting of a full year, if any, and those, if any, consisting of a partial year, but in no event more than three covered periods in all and in no event resulting in a Corporate Performance Factor of greater than 200.00%;

For purposes of calculating the Corporate Performance Factor, the weighted average for the Corporate Performance Factor will be calculated as follows:

(1)	the sum of one, two or three amounts, as the case may be, for the one, two or three covered periods, as applicable, in the overall Performance Period specified in the Agreement, where the amount for a given covered period is calculated by the applicable subsection below:

(i) for any applicable full year covered annual performance period in the overall Performance Period, if any, the amount will be the product of (a) the Annual Corporate Performance Potential Payout Percentage for such full year covered period and (b) four (for the four full completed quarters in any such covered period);

(ii) for any applicable partial year covered annual performance period in the overall Performance Period, if any, the amount will be the product of (a) the Annual Corporate Performance Potential Payout Percentage for that partial year covered period and (b) the number of full completed quarters, if any, in such covered period;

divided by

(2) the total number of quarters in the applicable overall Performance Period.

If all of the Annual Corporate Performance Potential Payout Percentages are 0.00%, then the Corporate Performance Factor will be 0.00%.

15.22 “Corporation” means PNC and its Consolidated Subsidiaries.

15.23 “Cost of Capital” has the meaning set forth in Section 3.5.

15.24 “Covered annual performance period” or “covered annual performance measurement period” or “covered performance period” or “covered annual period” or “covered period” with respect to a given year means the full year or portion of the year specified in the Agreement as the period for which corporate performance is to be measured for purposes of determining an Annual Corporate Performance Potential Payout Percentage for that given year and the full year specified in the Agreement for which risk performance is to be measured for purposes of the Risk Performance Review Criteria with respect to that given year. The covered annual performance period with respect to a given year may be the full calendar year or, where applicable, the portion of the calendar year from January 1 through the quarter-end date specified by the Agreement.

15.25 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or its delegate (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

15.26 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

15.26 “Dividend Adjustment Share Units” has the meaning set forth in Section 3.6.

15.28 “EPS” and “EPS growth” have the meanings set forth in Section 3.3(c).

15.29 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

15.30 “Final Award” means the amount, if any, (a) awarded to Grantee by the Compensation Committee in accordance with Section 5.2, or (b) deemed to be awarded to Grantee pursuant to Section 6. The Final Award will be denominated as a specified number of awarded Share Units (“Awarded Share Units”) or as otherwise provided pursuant to Section 9, if applicable, and will be payable in accordance with Section 7.

15.31 “Final Potential Payout Percentage.”

Section 5 Final Award Determination: Where a Final Award determination is made by the Compensation Committee pursuant to the applicable provisions of Section 5, the term “Final Potential Payout Percentage” will be the percentage that is equal to the Risk Performance Factor applied to the Corporate Performance Factor, each as calculated, in accordance with the applicable provisions of Section 3 and Section 5, for or with respect to the covered periods specified in the applicable provisions of Section 5.

Section 6 Final Award Calculation: Where a Final Award is deemed to be awarded pursuant to Section 6 by reason of the occurrence of a Change of Control, the Final Award payout calculation will be as set forth in the applicable subsection of Section 6.

15.32 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

15.33 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the 2012 Incentive Performance Units are authorized to be granted by the Compensation Committee in accordance with the Plan.

15.34 “Grantee” means the person to whom the 2012 Incentive Performance Units are granted and is identified as Grantee on page 1 of the Agreement.

15.35 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

15.36 “Peer Group” means the group of financial institutions, including PNC, designated by the Compensation Committee as PNC’s Peer Group as applicable in accordance with Section 3.3. A member of the Peer Group, including PNC, is sometimes referred to as a “Peer.”

15.37 “Performance measurement date” has the meaning set forth in Section 5.1 or Section 6.1, as applicable, and refers to the last day of the applicable overall performance measurement period.

15.38 “Performance Period” has the meaning set forth in Section 3.2 and refers to the period during which specified corporate performance and risk performance will be measured in accordance with the Agreement in accordance with the standards established by the Compensation Committee.

15.39 “Performance Units” or “Incentive Performance Units” or “2012 Incentive Performance Units” means the Share-denominated incentive award opportunity performance units granted to Grantee in accordance with Article 10.3 of the Plan and evidenced by the Agreement.

15.40 “Person” has the meaning specified in the definition of “Change of Control in Section 15.14(a).

15.41 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

15.42 “PNC” means The PNC Financial Services Group, Inc.

15.43 “Prorate” or “Prorated” means multiplying by a fraction, sometimes referred to as the “proration factor,” not to exceed 1 and determined as follows.

Where the Agreement specifies “prorating” or “prorating by quarters,” the proration factor is the fraction equal to (a) the number of full quarters in the applicable overall Performance Period, (b) divided by twelve, which is the number of quarters in the full three year period from January 1, 2012 through December 31, 2014.

15.44 “Qualifying Disability” with respect to the 2012 Incentive Performance Units has the meaning set forth in Section 4.4.

15.45 “Qualifying Retirement” with respect to the 2012 Incentive Performance Units has the meaning set forth in Section 4.3. If Grantee has a “Qualifying Retirement” as defined herein, Grantee is sometimes referred to as a “Qualified Retiree.”

15.46 “Qualifying Termination in Anticipation of a Change of Control” with respect to the 2012 Incentive Performance Units has the meaning set forth in Section 4.5.

15.47 “Retiree.” Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 15.48.

15.48 “Retires” or “Retirement.” Grantee “Retires” if his or her employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan. If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement.”

15.49 “Risk Performance” has the meaning set forth in Section 3.5.

15.50 “Risk Performance Factor” or “Risk Factor” has the meaning set forth in Section 3.5.

The Risk Performance Factor is calculated as the average of the Annual Risk Performance Factors for all of the covered annual performance measurement periods that consist of a full calendar year in the applicable overall Performance Period specified in the applicable subsections of Section 5 or Section 6, as the case may be. If the overall Performance Period is terminated early or limited pursuant to the terms of the Agreement in circumstances such that there is a partial year covered period, there will not be an Annual Risk Performance Factor with respect to that partial year covered period. In no event will the Risk Performance Factor be greater than 100.00% or less than 0.00%.

15.51 “Risk Performance Review Criteria” means the risk performance standards established by the Compensation Committee as set forth in Section 3.5 as the criteria for determining whether a risk performance review by the Committee will be required with respect to a given covered year period in accordance with Section 3.5.

15.52 “ROCE” and “ROCE performance” have the meanings set forth in Section 3.3(c).

15.53 “ROEC” or “Return on Economic Capital” has the meaning set forth in Section 3.5.

15.54 “Schedule” is defined in Section 15.3.

15.55 “SEC” means the United States Securities and Exchange Commission.

15.56 “Section 409A” means Section 409A of the U.S. Internal Revenue Code.

15.57 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

15.58 “Share” means a share of PNC common stock.

15.59 “Target Share Units” means the number of Share Units specified on page 1 of the Agreement as Target Share Units, subject to capital adjustments pursuant to Section 9 if any.

15.60 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

16. Grantee Covenants.

16.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 16 and 17 by virtue of receiving the 2012 Incentive Performance Units (regardless of whether a Final Award is ultimately determined and paid or of the size of such Final Award, if any); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

16.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 16.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 16.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

16.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

16.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 16.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

17. Enforcement Provisions.

Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

17.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

17.2 Equitable Remedies. A breach of the provisions of any of Sections 16.2, 16.3 or 16.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

17.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 16.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

17.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

17.5 Severability. The restrictions and obligations imposed by Sections 16.2, 16.3, 16.4, 17.1 and 17.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

17.6 Reform. In the event any of Sections 16.2, 16.3 and 16.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

17.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 16.2, 16.3 and 16.4.

17.8. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Incentive Performance Units and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement shall be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

17.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the 2012 Incentive Performance Units, and any right to receive any Shares or other value pursuant to such Performance Units and to retain any such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

17.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

18.	Acceptance of 2012 Incentive Performance Units; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the 2012 Incentive Performance Units by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the 2012 Incentive Performance Units at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

SCHEDULE

* * *

ANNUAL CORPORATE PERFORMANCE POTENTIAL PAYOUT CALCULATION SCHEDULE

FOR

2012 INCENTIVE PERFORMANCE UNITS

* * *

Final Award determination by the Compensation Committee pursuant to Section 5 of the 2012-2014 Incentive Performance Units Award Agreement (the “Agreement”) requires the calculation of the Final Potential Payout Percentage and the Calculated Maximum Potential Payout Amount, each as defined in the Agreement. Final Award calculation pursuant to Section 6 of the Agreement, if applicable, requires the calculation of the Change of Control Payout Percentage and the calculated final award as set forth in that section of the Agreement.

Those calculations, in turn, take into account PNC’s performance and rankings relative to its Peers with respect to two corporate performance measures or metrics (the Corporate Performance Criteria), as measured annually and expressed as the Annual Corporate Performance Potential Payout Percentages for the applicable covered annual performance measurement periods (which may be full or partial year periods as required by the Agreement) in the applicable overall Performance Period.

Unless and until amended prospectively by the Compensation Committee, this Schedule will be applied in order to generate an Annual Corporate Performance Potential Payout Percentage for each of the applicable covered annual performance measurement periods in the applicable overall Performance Period.

Section 3 of the Agreement sets forth the corporate performance metrics (EPS growth and ROCE performance) and how they are measured, the applicable covered performance periods, the establishment of the applicable Peer Group, and the manner in which PNC and its Peers will be ranked for the applicable covered performance periods based on each of the two corporate performance metrics (EPS growth and ROCE performance).

Once PNC and other Peer EPS growth and ROCE performance and relative rankings with respect to such performance have been measured and calculated for a given covered annual performance measurement period in accordance with Section 3.3 of the Agreement, this Schedule uses the table that follows and interpolation to generate a payout percentage for each corporate performance metric for that given full or partial year period, as the case may be, based on such relative covered period performance.

Once payout percentages for each of relative covered period EPS growth and relative covered period ROCE performance are calculated, using the table that follows and interpolation, they are averaged, giving equal weight to each corporate performance metric, to generate the final Annual Corporate Performance Potential Payout Percentage for that given full or partial year period, rounded to the nearest one-hundredth, with 0.005% being rounded upward to 0.01%.

If the payout percentage with respect to either covered period EPS growth or covered period ROCE performance for a given full or partial year period is 0.00% but is a positive number with respect to the other corporate performance metric, the Annual Corporate Performance Potential Payout Percentage for that given full or partial year period will be the percentage that is one-half (1/2) of that positive number. If the payout percentages with respect to covered period EPS growth and covered period ROCE performance for that given full or partial year period are both 0.00%, the Annual Corporate Performance Potential Payout Percentage for that given full or partial year period will be 0.00%. In no event will an Annual Corporate Performance Potential Payout Percentage be greater than 200.00% or less than 0.00%.

The table used for this Schedule, as established by the Compensation Committee at the time it authorized the 2012 Incentive Performance Units, follows.

Corporate Performance Measures

Peer Group Position with respect to Covered Period EPS Growth and ROCE Performance		Unadjusted Payout Percentage *
Maximum	#1	200%
	#2	183%
	#3	167%
	#4	150%
	#5	133%
	#6	117%
Median	#7	100%
	#8	80%
	#9	60%
	#10	40%
Minimum	#11	0%
	#12	0%
	#13	0%

*	Consistent with the design of this compensation program and approach taken in prior years, this Schedule interpolates results to arrive at final annual corporate performance potential payout percentages for EPS growth and ROCE performance, respectively. In other words, the final corporate performance potential payout percentage for each corporate performance metric for a given covered period will depend both on PNC’s relative covered period ranking and on PNC’s performance for that covered period relative to the performance of the Peers ranked immediately above and below PNC, as illustrated below. Where interpolation is impracticable or would not produce a meaningful result, the unadjusted percentage will be used.

The calculated payout percentage for a corporate performance metric with respect to a given full or partial year period depends both on PNC’s relative covered period ranking achieved with respect to that corporate performance metric and on PNC’s performance for that corporate metric for the covered period of that year relative to the comparable performance of the Peers ranking immediately above and below PNC (other than where PNC ranks #1 or ranks near the bottom at #11, #12 or #13). This calculated percentage is rounded to the nearest one-hundredth, with 0.005% being rounded upward to 0.01%.

For example, if PNC achieves a #2 covered period ranking, the payout percentage for this rank would be between 175% (which is the mid-point between 167% and 183% in the table) and 191.50% (which is the mid-point between 183% and 200% in the table). The final calculated potential payout percentage depends on how PNC’s EPS growth or ROCE performance, as the case may be, for the covered period compares to the covered period EPS growth or ROCE performance, as applicable, of the Peers ranking immediately above and below PNC, in this example the performance of the Peers ranking #1 and #3.

At the other end of the scale, if for example PNC achieves a #10 covered period ranking (the lowest ranking that would generate a payout potential above zero) for a corporate performance metric, the payout percentage for this rank would be between 20% and 50% and the final calculated potential payout percentage would be determined based on the comparison of PNC’s covered period performance for that corporate performance metric to that of the Peers ranking #9 and #11; provided, however, that in any case where interpolation is impracticable or would not produce a meaningful result, the unadjusted percentage will be used.

Compensation Committee Negative Discretion. Once the annual corporate performance potential payout percentage for PNC’s relative performance with respect to the Corporate Performance Criteria for the given full year or partial-year covered annual performance period has been determined using the table above and interpolation, the Compensation Committee may decide, in its discretion, to reduce that percentage (as long as such decision is not made during a Change of Control Coverage Period, as defined in the Agreement, or after the occurrence of a Change of Control) but may not increase it.

2012 Performance Units

Overall Standard Performance Period: January 1, 2012—December 31, 2014 (3 Years)

Corporate Performance Criteria: Levels of Financial Return from Investing Activities Achieved by PNC’s A&L Unit Relative to Benchmark Index

100% Vests on Final Award

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

2012 PERFORMANCE UNITS AWARD AGREEMENT

* * *

GRANTEE:	[ Name ]

GRANT DATE:	February 7, 2012

TARGET SHARE UNITS:	[ Number ] Share Units

1. Definitions.

Certain terms used in this 2012 Performance Units Award Agreement (“Agreement” or “Award Agreement”) are defined in Section 14 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. 2012 Performance Units.

Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the grantee named above (“Grantee”) a Share-denominated, cash-payable incentive award opportunity of Performance Units (the “Performance Units” or the “2012 Performance Units”) with the number of target Share Units set forth above (“Target Share Units”). Performance Units are subject to acceptance by Grantee in accordance with Section 17 and are subject to the terms and conditions of the Agreement and the Plan.

The 2012 Performance Units are subject to the corporate performance conditions, service requirements, and other terms and conditions of the Agreement and to the Plan, and to final award determination in accordance with Section 5 or Section 6, as applicable. Payment of any Final Award (as defined in Section 14.26) authorized pursuant to the Agreement will be made in cash, generally in an amount equal to the number of Share Units specified in the Final Award multiplied by the per share price of PNC common stock on the award date (sometimes referred to in the Agreement as payment in “Cash Share-Equivalents”).

In general, the 2012 Performance Units are an opportunity for Grantee to receive, at the end of the applicable overall performance period, an award of Cash Share-Equivalents provided that the conditions of the Agreement are met. The maximum potential payout amount that Grantee may receive as a final award determined by the Compensation Committee (defined in Section 14.17 and sometimes referred to as the

Committee) is based on the degree to which specified corporate performance criteria for PNC’s Asset & Liability Unit (“A&L Unit”) have been achieved, the applicable basic calculation schedule established by the Compensation Committee for use in generating the maximum potential payout percentage for the 2012 Performance Units from such performance results, any downward adjustment to the calculated potential payout amount based on the Compensation Committee’s negative discretion, and Grantee’s level of satisfaction (or deemed satisfaction) of the service requirements set forth in Section 4, including any limitations on the maximum potential payout amount that may apply in the circumstances (e.g., in the case of death).

Further limitations or adjustments may apply if there is an early termination or limitation of the overall performance measurement period. Final awards are determined by the Compensation Committee in the absence of a Change of Control (as defined herein) and are subject to the Compensation Committee’s negative discretion. The Agreement provides a formula for calculation of the Final Award in the event of a Change of Control of PNC and for the form and timing of payment of any such award.

Any Final Award (as defined in Section 14.26) for the 2012 Performance Units authorized pursuant to the Agreement will be expressed as a number of awarded Share Units and will be paid in cash in accordance with Section 7, generally in Cash Share-Equivalents. The 2012 Performance Units must still be outstanding at the time a Final Award determination is made for Grantee to be eligible to receive an award, and any Final Award and payment thereof is subject to the terms and conditions set forth in the Agreement and to the Plan.

3.	Corporate Performance Conditions; Calculation of Applicable Annual Potential Payout Percentages and Corporate Performance Factor.

3.1 Corporate Performance Conditions. The 2012 Performance Units are subject to the corporate performance conditions set forth in this Section 3.

Final Award determination by the Committee pursuant to Section 5 requires the calculation of the “Final Potential Payout Percentage,” the “Corporate Performance Factor,” and the “Calculated Maximum Potential Payout Amount,” as defined in Sections 14.27, 14.20 and 14.10, respectively. Final Award calculation pursuant to Section 6 of the Agreement, if applicable, requires the calculation of the Change of Control Payout Percentage and the calculated Final Award as set forth in that section of the Agreement.

The Corporate Performance Factor represents the maximum potential payout percentage for a Final Award determined by the Compensation Committee pursuant to Section 5. Section 5 provides further detail on the calculation of the Final Potential Payout Percentage and the calculation of the Calculated Maximum Potential Payout Amount from the Final Potential Payout Percentage and the Target Share Units in varying circumstances to determine the maximum final award that Grantee may be eligible to receive upon award determination by the Compensation Committee in the circumstances. Section 6 provides details on the calculation of final awards upon the occurrence of a Change of Control.

Calculation of the Corporate Performance Factor takes into account the levels of performance achieved by the A&L Unit with respect to the corporate Performance Criteria, as measured annually and expressed as the Annual Potential Payout Percentages for the applicable covered annual performance measurement periods (which may be full or partial year periods as required by the Agreement) in the applicable overall Performance Period. These annual percentages are averaged as provided in the applicable subsection of Section 5 to generate the Corporate Performance Factor, which is the final calculated potential payout percentage.

This Section 3 sets forth the corporate Performance Criteria, applicable covered performance measurement periods and Benchmark Performance Index for such periods, measurement of the specified A&L Unit performance with respect to the Performance Criteria, and the basic annual potential payout calculation schedule established by the Compensation Committee for use in generating the maximum potential payout percentage for the 2012 Performance Units from such corporate performance results, each unless and until amended prospectively by the Compensation Committee.

3.2 Performance Criteria and Performance Period. The corporate performance standards established by the Compensation Committee as the Performance Criteria for the 2012 Performance Units are the levels of financial return from investing activities achieved by the A&L Unit relative to the applicable Benchmark Performance Index measured as set forth in this Section 3, all unless and until amended prospectively by the Compensation Committee. This A&L Unit performance (sometimes referred to herein as the corporate performance or the measured performance) is measured annually for each applicable covered annual performance period, which may consist of a full calendar year or a shorter partial-year period as required by the Agreement, in the overall Performance Period.

The overall Performance Period for the 2012 Performance Units is the period commencing January 1, 2012 through and including the applicable performance measurement date specified in Section 5.1 or Section 6.1 of the Agreement as applicable. Generally the overall Performance Period will cover a three year period, but it may be terminated early or limited in specified circumstances.

In the standard non-exceptional circumstances as specified in Section 5.1(a), the applicable performance measurement date will be December 31, 2014 and the overall Performance Period will be the three year period commencing January 1, 2012 through and including December 31, 2014, consisting of the following three covered annual performance measurement periods: (1) the full year period commencing January 1, 2012 through and including December 31, 2012; (2) the full year period commencing January 1, 2013 through and including December 31, 2013; and (3) the full year period commencing January 1, 2014 through and including December 31, 2014.

If the overall Performance Period is terminated early or limited pursuant to the terms of the Agreement, the applicable overall Performance Period will be the period commencing January 1, 2012 through and including the performance measurement date as specified in the Agreement as applicable in such circumstances. The final covered annual performance measurement period in such overall Performance Period will be the one ending on the performance measurement date specified in the Agreement as applicable in such circumstances and may consist of a full calendar year or a shorter partial-year period as required by the Agreement. Thus the number of applicable covered annual performance measurement periods will be one, two or three, as the case may be.

3.3 Benchmark Performance Index; Measured A&L Unit Performance. The Compensation Committee has determined that the applicable Benchmark Performance Index for each applicable covered annual performance measurement period in the overall Performance Period, whether the given covered period consists of a full calendar year or a shorter partial-year period as required by the Agreement, will be the benchmark performance index that PNC uses internally to evaluate the measured A&L Unit performance as in effect as of March 30 of that given year (or as of the last business day that occurs prior to March 30 if March 30 does not fall on a business day), so that, to the extent applicable:

(1) performance for the covered annual performance period consisting of the full year period from January 1, 2012 through December 31, 2012 (or through an earlier quarter-end date of that calendar year if so specified by the Agreement) will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2012;

(2) performance for the covered annual performance period consisting of the full calendar year period from January 1, 2013 through December 31, 2013 (or the portion of that calendar year from January 1, 2013 through an earlier quarter-end date of that calendar year if so specified by the Agreement) will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 29, 2013; and

(3) performance for the covered annual performance period consisting of the full calendar year period from January 1, 2014 through December 31, 2014 (or the portion of that calendar year from January 1, 2014 through an earlier quarter-end date of that calendar year if so specified by the Agreement) will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 28, 2014.

The A&L Unit performance as measured for a given year with respect to the Performance Criteria will be expressed as the number of basis points by which the level of financial return from investing activities achieved by the A&L Unit for the applicable covered measurement period with respect to that year exceeds or falls short of the Benchmark Performance Index applicable to that covered period, with zero basis points indicating performance at the benchmark index level.

3.4 Annual Potential Payout Calculation Schedule (Schedule); Calculation of Applicable Annual Potential Payout Percentages and Overall Corporate Performance Factor.

(a) Annual Potential Payout Percentages. The Compensation Committee also establishes the applicable Annual Potential Payout Calculation Schedule (as defined in Section 14.3 and sometimes referred to herein as the “Schedule”) for the 2012 Performance Units. Unless and until amended prospectively by the Compensation Committee, the Schedule established by the Compensation Committee at the time it authorized the 2012 Performance Units that accompanies the Agreement shall be applied in order to generate the Annual Potential Payout Percentage (as defined in Section 14.4) for each of the applicable covered annual performance measurement periods in the applicable overall Performance Period from the measured performance results for each such covered period.

For each applicable covered annual performance period (which may consist of a full calendar year or a shorter partial-year period as required by the Agreement), PNC will determine the measured A&L Unit performance for the covered period with respect to that year based on the level of financial return from investing activities achieved by the A&L Unit for that covered period and the comparison in basis points of such performance to the applicable Benchmark Performance Index, all as set forth in this Section 3. Once this measured performance has been calculated and expressed in basis points, the applicable Schedule (as defined in Section 14.3) will be applied to generate the Annual Potential Payout Percentage (as defined in Section 14.4) achieved by the A&L Unit for that given year. Such results will be presented to the Compensation Committee.

(b) Corporate Performance Factor. The overall Corporate Performance Factor used in the final award determination process by the Committee pursuant to Section 5 is calculated, as set forth in Section 14.20, as the weighted average of the Annual Potential Payout Percentages for all of the covered annual performance measurement periods in the overall Performance Period specified in the applicable subsections of Section 5 or Section 6, as the case may be, including those covered periods consisting of a full year, if any, and those, if any, consisting of a partial year, but in no event more than three covered periods in all and in no event resulting in a Corporate Performance Factor of greater than 200.00%.

As described in Section 3.1 above, the final Corporate Performance Factor is taken into account as part of the Final Award determination process by the Compensation Committee as set forth in Section 5 or may be a part of the Final Award calculation pursuant to Section 6 of the Agreement, as applicable.

4.	Grantee Service Requirements and Limitation of Potential Award; Early Termination of 2012 Performance Units.

4.1 Eligibility for an Award; Service Requirements; Early Termination of Performance Units. The 2012 Performance Units are subject to the service requirements set forth in this Section 4.

Grantee will not be eligible to receive a Final Award unless the 2012 Performance Units remain outstanding on the Compensation Committee-determined Award Date (as defined in Section 14.6) or as of the end of the day immediately preceding the day on which a Change of Control occurs, if earlier.

The 2012 Performance Units will automatically terminate on Grantee’s Termination Date (as defined in Section 14.51) unless an exception is available as set forth in Section 4.2, Section 4.3, Section 4.4 or Section 4.5. Where one or more of the conditions to an exception are post-employment conditions, the Performance Units will terminate upon the failure of any of those conditions.

In the event that Grantee’s employment is terminated by the Corporation for Cause (as defined in Section 14.12), the 2012 Performance Units will automatically terminate on Grantee’s Termination Date whether or not the termination might otherwise have qualified for an exception as a Qualifying Retirement or a Qualifying Disability pursuant to Section 4.3 or Section 4.4.

In the limited circumstances where the 2012 Performance Units remain outstanding notwithstanding Grantee’s termination of employment with the Corporation, Grantee will be eligible for consideration for an award, subject to such limitations as are set forth in the applicable sections of the Agreement. Said award, if any, will be determined and payable at the same time that such an award would have been determined and payable had Grantee remained a Corporation employee, except that in the case of death, the determination and payment of said award, if any, shall be accelerated if so indicated in accordance with the applicable provisions of Section 5 or Section 6, as applicable, and Section 7.

Any award that the Compensation Committee may determine to make after Grantee’s death will be paid to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 9.

Notwithstanding anything in Section 4 or Section 5 to the contrary, if a Change of Control (as defined in Section 14.14) occurs prior to the time the Compensation Committee makes a Final Award determination pursuant to Section 5.2 (that is, prior to the Compensation Committee-determined Award Date), an award will be determined in accordance with Section 6.

4.2 Death While an Employee. If Grantee dies while an employee of the Corporation and prior to the Compensation Committee-determined Award Date, the 2012 Performance Units will remain outstanding and Grantee will be eligible for consideration for a prorated award calculated in accordance with Section 5.1(b), with an applicable performance measurement date (as defined in Section 5.1) of the earlier of the last day of the calendar year in which the death occurred and December 31, 2014, and payable in accordance with Section 7.

Any such award will be subject to Compensation Committee determination pursuant to Section 5.2, and may be further reduced or eliminated by the Compensation Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period (as defined in Section 14.15) or a Change of Control has occurred.

In the event that a Change of Control occurs after the time Grantee died but prior to the time the Compensation Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize any award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(b) and payable in accordance with Section 7.

4.3 Qualifying Retirement. If Grantee Retires (as defined in Section 14.44) prior to the Compensation Committee-determined Award Date and Grantee’s termination of employment is not also a termination by the Corporation for Cause, the 2012 Performance Units will remain outstanding post-employment; provided, however, that PNC may terminate the Performance Units at any time prior to the Award Date, other than during a Change of Control Coverage Period or after the occurrence of a Change of Control, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 14.23).

Provided that the 2012 Performance Units have not been terminated prior to the Award Date for Detrimental Conduct and are still outstanding at that time, Grantee will be eligible for Compensation Committee consideration of a full award at the time that such an award, if any, would have been considered had Grantee remained a Corporation employee, calculated in accordance with Section 5.1(c) and payable in accordance with Section 7.

Any such award will be subject to Compensation Committee determination pursuant to Section 5.2, and may be further reduced or eliminated by the Compensation Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period or a Change of Control has occurred.

If Grantee dies after a Qualifying Retirement but before the time set forth above for consideration of an award and provided that the 2012 Performance Units have not been terminated for Detrimental Conduct and are still outstanding at the time of Grantee’s death, the Compensation Committee may consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Any such award will be calculated in accordance with Section 5.1(c); provided, however, that the maximum award that may be approved in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation. Any such award determination will be made, and such award, if any, will be paid in accordance with Section 7, during the calendar year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2014, or in 2015 if the death occurs in 2015 but prior to the Award Date.

In the event that a Change of Control occurs prior to the time the Compensation Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize an award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(c) and payable in accordance with Section 7.

4.4 Qualifying Disability. If Grantee’s employment with the Corporation is terminated by reason of Disability (as defined in Section 14.24) prior to the Compensation Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the 2012 Performance Units will remain outstanding post-employment; provided, however, that PNC may terminate the 2012 Performance Units at any time prior to the Award Date, other than during a Change of Control Coverage Period or after the occurrence of a Change of Control, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 14.23).

Provided that the 2012 Performance Units have not been terminated prior to the Award Date for Detrimental Conduce and are still outstanding at that time, Grantee will be eligible for Compensation Committee consideration of a full award at the time that such an award, if any, would have been considered had Grantee remained a Corporation employee, calculated in accordance with Section 5.1(d) and payable in accordance with Section 7.

Any such award will be subject to Compensation Committee determination pursuant to Section 5.2, and may be further reduced or eliminated by the Compensation Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period or a Change of Control has occurred.

If Grantee dies after a Qualifying Disability but before the time set forth above for consideration of an award and provided that the 2012 Performance Units have not been terminated for Detrimental Conduct and are still outstanding at the time of Grantee’s death, the Compensation Committee may consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Any such award will be calculated in accordance with Section 5.1(d); provided, however, that the maximum award that may be approved in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation. Any such award determination will be made, and such award, if any, will be paid in accordance with Section 7, during the calendar year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2014, or in 2015 if the death occurs in 2015 but prior to the Award Date.

In the event that a Change of Control occurs prior to the time the Compensation Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize an award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(d) and payable in accordance with Section 7.

4.5 Qualifying Termination in Anticipation of a Change of Control. If Grantee’s employment with the Corporation is terminated by the Corporation prior to the Award Date and such termination is an Anticipatory Termination as defined in Section 14.5, then (i) the 2012 Performance Units will remain outstanding notwithstanding Grantee’s termination of employment with the Corporation, (ii) the 2012 Performance Units will not be subject to termination for Detrimental Conduct, and (iii) Grantee will be eligible for consideration for an award pursuant to Section 5.2, calculated in accordance with Section 5.1(e), or will receive an award pursuant to Section 6, calculated as specified in Section 6.1(e), as applicable. Any such award will be payable in accordance with Section 7.

If Grantee dies while eligible to receive an award pursuant to this Section 4.5 but prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2 or a Change of Control occurs, Grantee will be eligible for Compensation Committee consideration of an award of up to the greater of the award Grantee could have received had he died while an employee of the Corporation or an award determined as set forth in Section 5.1(e). If Grantee dies while eligible to receive an award pursuant to this Section 4.5 but a Change of Control occurs prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2, Grantee will be deemed to receive an award in accordance with Section 6.1(e).

5.	Certification of Performance Results; Calculation of Maximum Potential Payout Amount; and Final Award Determination.

5.1 Certification of Level of Achievement of A&L Unit Performance with respect to the Specified Corporate Performance Criteria; Calculation of Final Potential Payout Percentage and Calculated Maximum Potential Payout Amount. As soon as practicable after December 31, 2014, or after the earlier relevant date if the applicable performance measurement date and potential award date are earlier under the circumstances, PNC will present information to the Compensation Committee concerning the following:

(1) the levels of financial return from investing activities achieved by the A&L Unit for each of the applicable covered annual performance periods for which A&L Unit performance is being measured under the circumstances, and the comparison, in basis points, of such performance to applicable Benchmark Performance Index;

(2) the Annual Potential Payout Percentages for such covered performance periods generated in accordance with the Schedule on the basis of the performance achieved by the A&L Unit with respect to the Performance Criteria for such covered periods;

(3) the Corporate Performance Factor calculated as set forth in Section 14.20 on the basis of such Annual Potential Payout Percentages;

(4) the Final Potential Payout Percentage applicable under the circumstances, as defined in Section 14.27 and calculated in accordance with the applicable provisions of Section 3 and this Section 5.1;

(5) such additional criteria for the certifications and calculations to be made pursuant to this Section 5.1 as may be required by subsection (a), (b), (c), (d) or (e) below, as applicable under the circumstances (including the last day of the applicable performance measurement period and such limitations and prorations as may be applicable), in order to calculate the applicable Maximum Calculated Potential Payout Amount; and

(6) such additional criteria and information as the Compensation Committee may request.

The last day of the applicable performance measurement period is sometimes referred to as the “performance measurement date.” The time when the certification, calculation and Final Award determination process will take place is sometimes referred to as the “scheduled award-determination period,” and the date when a Final Award, if any, is determined and made by the Compensation Committee is sometimes referred to as the “Committee-determined Award Date” (as set forth in Section 14.6).

Notwithstanding anything in this Section 5 to the contrary, if a Change of Control has occurred, Section 6 will apply.

(a) Non-Exceptional Circumstances – Standard Payout Calculation. Provided that Grantee remains an employee of the Corporation and the 2012 Performance Units remain outstanding such that Grantee remains eligible for consideration for an award, and that a Change of Control has not occurred, the overall Performance Period will run from January 1, 2012 through December 31, 2014 and the process of certification of the levels of achievement of A&L Unit performance with respect to the corporate Performance Criteria, the calculation of the Final Potential Payout Percentage (the final Corporate Performance Factor), the calculation of the Calculated Maximum Potential Payout Amount, and the determination of the Final Award, if any, by the Compensation Committee will occur in early 2015.

Under the circumstances set forth in this subsection (a) above (“non-exceptional circumstances”), PNC will present information to the Compensation Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be December 31, 2014;

(ii) the applicable overall Performance Period will be the period beginning on January 1, 2012 and ending on December 31, 2014, and will consist of the full calendar year covered annual performance periods from January 1, 2012 through December 31, 2012, from January 1, 2013 through December 31, 2013, and from January 1, 2014 through December 31, 2014;

(iii) the applicable Final Potential Payout Percentage (Corporate Performance Factor) will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full calendar year covered annual performance periods for 2012, 2013 and 2014, calculated as set forth in Section 14.20, but in no event resulting in a Corporate Performance Factor of greater than 200.00%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to the applicable Final Potential Payout Percentage (Corporate Performance Factor) of the Target Share Units; and

(v) the scheduled award determination period will occur in early 2015.

(b) Death While an Employee. In the event that Grantee dies while an employee of the Corporation and prior to the regularly scheduled award date for non-exceptional circumstances in early 2015 and the 2012 Performance Units remain outstanding pursuant to Section 4.2, PNC will present information to the Compensation Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the earlier of the last day of the calendar year in which the death occurred and December 31, 2014;

(ii) the applicable overall Performance Period will be the period beginning on January 1, 2012 and ending on the December 31st that is the applicable performance measurement date, and will consist of the one, two or three full calendar year covered annual performance periods (for 2012, or for 2012 and 2013, or for 2012, 2013 and 2014, as the case may be) in that period;

(iii) the applicable Final Potential Payout Percentage (Corporate Performance Factor) will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the one, two or three covered annual performance periods, as the case may be, in the applicable overall Performance Period specified above, calculated as set forth in Section 14.20, but in no event resulting in a Corporate Performance Factor greater than 200.00%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to (x) the applicable Final Potential Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.39) based on the number of full quarters in the applicable overall Performance Period specified above, including through December 31st of the year of death if prior to 2015; and

(v) the scheduled award-determination period will occur during the year immediately following the year in which Grantee died (i.e., early in 2013, 2014, or 2015, as the case may be) unless Grantee dies after December 31, 2014 but prior to the award date, in which case the scheduled award-determination period will occur in 2015.

(c) Qualifying Retirement. Except as set forth in the following paragraph, in the event that Grantee Retires prior to the regularly scheduled award date for non-exceptional circumstances in early 2015 but Grantee has met the conditions for a Qualifying Retirement set forth in Section 4.3 and the 2012 Performance Units have not been terminated by PNC prior to the award date pursuant to Section 4.3 for Detrimental Conduct and remain outstanding, PNC will present information to the Compensation Committee for purposes of this Section 5.1 for consideration of an award on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation, together with such information as the Compensation Committee may request concerning Grantee’s Retirement. The scheduled award-determination period will occur in early 2015 as provided in Section 7.1.

If Grantee dies after a Qualifying Retirement but prior to the regularly scheduled award date and the 2012 Performance Units are still outstanding at the time of Grantee’s death, Grantee will be eligible for Compensation Committee consideration of an award at the time and up to the maximum amount of the award Grantee could have received had he or she died while an employee of the Corporation.

(d) Qualifying Disability. Except as set forth in the following paragraph, in the event that Grantee’s employment with the Corporation is terminated by reason of Disability prior to the regularly scheduled award date for non-exceptional circumstances in early 2015 but Grantee has met the conditions for a Qualifying Disability set forth in Section 4.4 and the 2012 Performance Units have not been terminated by PNC prior to the award date pursuant to Section 4.4 for Detrimental Conduct and remain outstanding, PNC will present information to the Compensation Committee for purposes of this Section 5.1 for consideration of an award on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation, together with such information as the Compensation Committee may request concerning Grantee’s departure. The scheduled award-determination period will occur in early 2015 as provided in Section 7.1.

If Grantee dies after a Qualifying Disability but prior to the regularly scheduled award date and the 2012 Performance Units are still outstanding at the time of Grantee’s death, Grantee will be eligible for Compensation Committee consideration of an award at the time and up to the maximum amount of the award Grantee could have received had he died while an employee of the Corporation.

(e) Qualifying Termination in Anticipation of a Change of Control. In the event that Grantee’s employment with the Corporation is terminated by the Corporation prior to the regularly scheduled award date for non-exceptional circumstances in early 2015 but Grantee has met the conditions for a Qualifying Termination in Anticipation of a Change of Control set forth in Section 4.5 and the 2012 Performance Units remain outstanding, but a Change of Control has not yet occurred, then:

(1) If a Change of Control transaction is pending at the regularly scheduled award date, the 2012 Performance Units will remain outstanding and Grantee will be eligible to receive an award pursuant to Section 5.2 on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation and the Compensation Committee will have no discretion to further reduce the size of such award; and

(2) If there is no Change of Control transaction pending at the regularly scheduled award date, the 2012 Performance Units will remain outstanding and the Compensation Committee will have discretion to authorize an award, pursuant to Section 5.2, to Grantee up to a maximum permitted award calculated on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation, but the Compensation Committee will also have discretion to further reduce the award as set forth in Section 5.2(b).

If Grantee dies after an Anticipatory Termination but prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2 or a Change of Control occurs, Grantee will be eligible for Compensation Committee consideration of an award at the time and up to the maximum amount of the award Grantee could have received had he died while an employee of the Corporation.

If Grantee dies after an Anticipatory Termination but a Change of Control occurs prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2, Grantee will be deemed to receive an award in accordance with Section 6.1(e).

5.2 Final Award Determination by Compensation Committee.

(a) The Compensation Committee will have the authority to award to Grantee (“award”) as a Final Award such amount, denominated as a specified number of Share Units, as may be determined by the Compensation Committee, subject to the limitations set forth in the following paragraph, provided, that, the 2012 Performance Units are still outstanding, that Grantee is either still an employee of the Corporation or qualifies for an exception to the employment condition pursuant to Section 4.2, 4.3, 4.4 or 4.5, and that the Final Potential Payout Percentage (Corporate Performance Factor) is greater than zero.

The Final Award will not exceed the applicable Calculated Maximum Potential Payout Amount, as determined in accordance with the applicable subsection of Section 5.1, and is subject to the exercise of negative discretion by the Compensation Committee to reduce or further reduce this calculated payout amount pursuant to Section 5.2(b), if applicable.

The Compensation Committee will not have authority to exercise negative discretion to reduce the payout amount below the full applicable Calculated Maximum Potential Payout Amount if a Change of Control Coverage Period has commenced and has not yet ended or if a Change of Control has occurred. If there has been a Change of Control, the Compensation Committee’s authority is subject to Section 6.

The date on which the Compensation Committee makes its determination as to whether or not it will authorize an award and, if so, the size of a Final Award, if any, it authorizes within the Calculated Maximum Potential Payout Amount determined pursuant to the Agreement is sometimes referred to in the Agreement as the “Committee-determined Award Date” (as set forth in Section 14.6).

Payment of the Final Award, if any, will be made in cash in accordance with Section 7. If Grantee dies after a Final Award is determined but before payment is made, payment of the Final Award will be made to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 9.

(b) Except during a Change of Control Coverage Period or after the occurrence of a Change of Control, the Compensation Committee may exercise negative discretion with respect to the 2012 Performance Units and may determine, in light of such Corporation or individual performance or other factors as the Compensation Committee may deem appropriate, that notwithstanding the levels of financial return from investing activities achieved by the A&L Unit relative to benchmark, the Compensation Committee will not award Grantee the full applicable Calculated Maximum Potential Payout Amount that the Compensation Committee is authorized to award pursuant to Section 5.2(a), or any of such amount.

It is anticipated that the Compensation Committee will take into account such factors as absolute A&L Unit financial performance, absolute trading results, cumulative performance relative to the benchmark, adherence to risk parameters, and Grantee’s contributions to the success of other PNC businesses when deciding whether and the extent to which to exercise its negative discretion.

If the Compensation Committee so determines to exercise its negative discretion pursuant to this Section 5.2(b), the Final Award, if any, will be reduced accordingly; provided, however, that the Compensation Committee will not have authority to exercise negative discretion if a Change of Control Coverage Period has commenced and has not yet ended or if a Change of Control has occurred.

(c) If a Change of Control occurs prior to the time the Compensation Committee makes an award determination pursuant to Section 5.2, the Final Award will be determined in accordance with Section 6 rather than being determined by the Compensation Committee pursuant to Section 5.2, and the Compensation Committee will not have negative discretion to reduce the payout amount calculated pursuant to Section 6.

6. Change of Control Prior to a Committee-Determined Award Date.

6.1 Final Award Calculation.

Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control at any time prior to a Committee-determined Award Date pursuant to Section 5.2, (i) the overall Performance Period, if not already ended, will be limited and will end on the last day of the last full quarter completed prior to the day the Change of Control occurs or, if the Change of Control occurs on a quarter-end date, on the day the Change of Control occurs, but in no event later than December 31, 2014, and (ii) Grantee will be deemed to have been awarded a Final Award in an amount determined as set forth in this Section 6, payable to Grantee or Grantee’s legal representative at the time and in the manner set forth in Section 7, provided that the 2012 Performance Units are still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs and have not already terminated or been terminated in accordance with the service or conduct provisions of Section 4.

If this Section 6 is applicable and a Final Award is deemed to be awarded pursuant to Section 6, the day the Change of Control occurs will be considered the Award Date for purposes of the Agreement. This date is sometimes referred to in the Agreement as the “Change-of-Control-determined Award Date” (as set forth in Section 14.6).

(a) Standard Change of Control Payout Calculation. Provided that Grantee is an employee of the Corporation and the 2012 Performance Units are still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be determined as follows:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to the day the Change of Control occurs, or, if the Change of Control occurs on a quarter-end date, the day the Change of Control occurs, but in no event later than December 31, 2014;

(ii) the applicable overall Performance Period will be the period beginning on January 1, 2012 and ending on the quarter-end date that is the applicable performance measurement date, and will consist of one, two or three covered periods, as the case may be, consisting of the full covered year or years, if any, and any partial covered year, as applicable, in that period;

(iii) the scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control; and

(iv) a Final Award will be calculated in two parts (Part A and Part B), and the Final Award amount will be the sum of the amounts calculated for the Part A Award and the Part B Award as set forth below; provided, however, that the Part B Award is not applicable in the limited circumstance where the Change of Control occurs on or after December 31, 2014 and the Part A Award is not prorated.

Part A Award: The Part A Award amount will be the number of Share Units equal to:

(1) the “Change of Control Payout Percentage” (calculated as set forth below) of the Target Share Units, then,

(2) prorated (as defined in Section 14.39) based on the number of full quarters in the applicable overall Performance Period (i.e., in the period from January 1, 2012 through the quarter-end date that is the applicable performance measurement date specified above) unless the Change of Control occurs on or after December 31, 2014. If the Change of Control occurs on or after December 31, 2014 (and therefore the applicable overall Performance Period covers a full three year period), proration will not apply.

The “Change of Control Payout Percentage” will be (a) or (b) below, as applicable, (but in no event greater than 200.00%):

(a) If the Change of Control occurs prior to December 31, 2014, such that the applicable overall Performance Period is less than three years, the Change of Control Payout Percentage will be the higher of (1) 100.00% and (2) the percentage that is the Corporate Performance Factor, with such Corporate Performance Factor calculated in the same manner as for an award determination made pursuant to Section 5 using the specified corporate performance for the one, two or three covered periods, as the case may be, consisting of the full covered year or years, if any, and any partial covered year, as applicable, in the applicable overall Performance Period specified above in subsection (ii) of this Section 6.1(a) to determine such Corporate Performance Factor; and

(b) If the Change of Control occurs on or after December 31, 2014, the Change of Control Payout Percentage will be the percentage that is equal to the Corporate Performance Factor calculated in the same manner as set forth in subsection (2) of (a) above using the specified corporate performance for the three full calendar year covered annual performance periods of 2012, 2013 and 2014.

Part B Award: The Part B Award amount will be the number of Share Units equal to:

(1) 100.00% of the Target Share Units,

multiplied by

(2) the fraction equal to 1.00 minus the fraction used for the proration by quarters in the calculation of the Part A Award above.

If the calculation of the Part A Award above does not include a proration factor, the Part B Award will not be applicable.

Grantee’s Final Award determined pursuant to this Section 6.1(a) will be paid to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 9 if Grantee dies after the Change of Control occurs but before this Final Award is paid.

(b) Death While an Employee. If Grantee died while an employee of the Corporation and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Compensation Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1.

In the event that Grantee died while an employee of the Corporation and qualified for consideration for an award pursuant to Section 4.2 but the Compensation Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change of Control occurs such that Grantee remains eligible for an award, then the scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control, and the amount of Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 9) will be determined on the following basis, as applicable.

(1) If Grantee died in the calendar year prior to the year in which the Change of Control occurs but the Compensation Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change of Control occurs, Grantee’s Final Award will be in the amount of the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(b) but with no Compensation Committee discretion to further reduce the amount of the award.

(2) If Grantee died prior to but in the same calendar year as the Change of Control, Grantee’s Final Award will be in the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(a), but substituting a Part B Award of zero Share Units for any Part B Award amount calculated pursuant to that section, had Grantee not died but had been an employee of the Corporation as of the end of day immediately preceding the day the Change of Control occurred.

(c) Qualifying Retirement. Except as set forth in the following paragraph, in the event that Grantee Retired prior to the day the Change of Control occurs but Grantee has met the conditions for a Qualifying Retirement set forth in Section 4.3 and the 2012 Performance Units have not been terminated by PNC prior to the Change of Control pursuant to Section 4.3 for Detrimental Conduct and are still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(a), including both the Part A Award amount and any Part B Award amount calculated pursuant to that Section 6.1(a), had Grantee not Retired but had been an employee of the Corporation as of the end of the day immediately preceding the day the Change of Control occurred. The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control.

If Grantee died while eligible to receive an award as a Qualified Retiree and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Compensation Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award will be the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(b) had Grantee died at the same time but while an employee of the Corporation. Grantee’s Final Award will be paid to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 9.

(d) Qualifying Disability.

Except as set forth in the following paragraph, in the event that Grantee’s employment with the Corporation is terminated by reason of Disability prior to the day the Change of Control occurs but Grantee has met the conditions for a Qualifying Disability set forth in Section 4.4 and the 2012 Performance Units have not been terminated by PNC prior to the Change of Control pursuant to Section 4.4 for Detrimental Conduct and are still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(a), including both the Part A Award amount and any Part B Award amount calculated pursuant to that section, had Grantee still been an employee of the Corporation as of the end of the day immediately preceding the day the Change of Control occurred. The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control.

If Grantee died while eligible to receive an award as a Qualifying Disability Grantee and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Compensation Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award will be the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(b) had Grantee died at the same time but while an employee of the Corporation. Grantee’s Final Award will be paid to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 9.

(e) Qualifying Termination in Anticipation of a Change of Control. Except as set forth in the following paragraph, in the event that Grantee’s employment with the Corporation was terminated by the Corporation prior to the Award Date and such termination was an Anticipatory Termination as defined in Section 14.5 and the 2012 Performance Units are still outstanding at the time the Change of Control occurs and Grantee remains eligible for an award pursuant to Section 4.5, Grantee will receive a Final Award on the same basis as a continuing employee of the Corporation as set forth in Section 6.1(a).

If Grantee died while qualified to receive an award pursuant to Section 4.5 and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Compensation Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by PNC, in accordance with Section 9) will be in the same amount as the Final Award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(b) had Grantee died at the same time but while an employee of the Corporation.

6.2 No Committee Discretion to Reduce Calculated Award Amount. The Compensation Committee may not exercise any further negative discretion pursuant to Section 5.2(b) or otherwise exercise discretion pursuant to the Agreement in any way that would serve to reduce an award calculated pursuant to and deemed to be made to Grantee in accordance with this Section 6.

7. Payment of Final Award; Termination of Any Unawarded 2012 Performance Units.

7.1 Payment of Final Award Determined by the Committee.

(a) Form of Payment. Payment of any Final Award determined by the Compensation Committee pursuant to Section 5.2 will be made in cash in an amount equal to the number of Share Units specified in the Final Award multiplied by the Fair Market Value (as defined in Section 14.25) of a share of PNC common stock on the Committee-determined Award Date or as otherwise provided pursuant to Section 8 if applicable. Payment will be subject to any applicable withholding taxes as set forth in Section 10.

(b) Timing. Determination of eligibility for an award, calculation of the Calculated Maximum Potential Payout Amount, and a decision by the Compensation Committee on whether or not to authorize an award and, if so, the size of such Final Award within such maximum potential award amount (the “scheduled award-determination process”) and then payment of any such Final Award will all generally occur in the first quarter of 2015 or as soon thereafter as practicable after the final data necessary for the Compensation Committee to make its award determination is available.

In general, it is expected that the Award Date will occur in 2015 and no later than the end of the second quarter of that year, and that payment of a Final Award, if any, will be made as soon as practicable after the Award Date. Except as otherwise provided below, in no event will payment be made earlier than January 1, 2015 or later than December 31, 2015, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event of Grantee’s death prior to the Award Date where Grantee has satisfied all of the conditions of Section 4.2, 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner that such process would have occurred had Grantee remained an employee of the Corporation, provided that if the death occurs prior to 2014, the scheduled award-determination process will occur in the calendar year immediately following Grantee’s death, and (b) payment of a Final Award, if any, will be made during the calendar year immediately following the year in which Grantee died if the death occurs on or prior to December 31, 2014, or in 2015 if Grantee dies in 2015, provided, that, in no event will payment occur later than December 31st of the calendar year so specified as the year for payment, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

Otherwise, in the event that Grantee is no longer employed by the Corporation but has satisfied all of the conditions of Section 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner that such process would have occurred had Grantee remained an employee of the Corporation, generally in 2015 during the first quarter of that year, and (b) once the Compensation Committee has made its award determination, payment of a Final Award, if any, will be made as soon as practicable after the Committee-determined Award Date, provided, that, in no event will payment be made earlier than January 1, 2015 or later than December 31, 2015, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(c) Disputes. If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth above in this Section 7.1, and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the Internal Revenue Code.

7.2 Payment of Final Award Determined by Section 6. If a Final Award is deemed to be made pursuant to Section 6 rather than determined by the Compensation Committee pursuant to Section 5.2, the Final Award is fully vested as of the date of the Change of Control. The number of Share Units in the Final Award will be calculated as of the date of the Change of Control once the final data necessary for the award determination is available, and the Final Award will be paid at the time and in the form set forth below.

(a) Timing. If Grantee died in the calendar year prior to the year in which the Change of Control occurs but no final payment decision had been made and no resulting payment, if any, had been made prior to the date the Change of Control occurred, payment will be made as soon as practicable after the date the Change of Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than December 31st of the calendar year following the year in which Grantee died unless payment at such time would be a noncompliant payment under Section 409A of the Internal Revenue Code, in which case payment will be made at the time set forth in subsection (a)(1) or subsection (a)(2) of this Section 7.2, as the case may be, that does comply with such Section 409A.

Except as otherwise set forth in the preceding paragraph, payment of the Final Award will be made by PNC at the time set forth in subsection (a)(1) of this Section 7.2 unless payment at such time would be a noncompliant payment under Section 409A of the Internal Revenue Code, and otherwise, at the time set forth in subsection (a)(2) of this Section 7.2, in either case as further described below.

(1) If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the Internal Revenue Code, payment of the Final Award will be made in cash as soon as practicable after the date the Change of Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2) If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the Internal Revenue Code, then payment will be made in cash as soon as practicable after January 1, 2015, but in no event later than December 31, 2015.

(b) Form of Payment. The Final Award will be paid in cash.

If, under the circumstances, (1) payment of the Final Award is made in the calendar year immediately following the year in which Grantee died pursuant to the first paragraph of Section 7.2(a) or (2) payment of the Final Award is made at the time specified in Section 7.2(a)(1), then the Final Award will be in an amount equal to the base amount described below in subsection (A) of this Section 7.2(b).

If, under the circumstances, payment of the Final Award is made at the time specified in Section 7.2(a)(2), then the Final Award will be in an amount equal to the base amount described below in subsection (A) of this Section 7.2(b) plus the phantom investment amount described below in subsection (B) of this Section 7.2(b).

(A) The base amount will be an amount equal to the number of Share Units specified in the Final Award multiplied by the Fair Market Value (as defined in Section 14.25) of a share of PNC common stock on the date of the Change of Control or by the per share value otherwise provided pursuant to Section 8 as applicable.

(B) The phantom investment amount will be either (i) or (ii), whichever is larger: (i) interest on the base amount described in Section 7.2(b)(A) from the date of the Change of Control through the payment date at the short-term, mid-term or long-term Federal rate under Internal Revenue Code Section 1274(b)(2)(B), as applicable depending on the term until payment, compounded semi-annually; or (ii) a phantom investment amount with respect to said base amount that reflects, if positive, the performance of the PNC stock or other consideration received by a PNC common shareholder in the Change of Control transaction, with dividends reinvested in such stock, from the date of the Change of Control through the payment date. PNC may, at its option, provide other phantom investment alternatives in addition to those referenced in the preceding sentence and may permit Grantee to make a phantom investment election from among such alternatives under and in accordance with procedures established by PNC, but any such alternatives must provide for at least the two phantom investments set forth in Section 7.2(b)(B)(i) and (ii) at a minimum. The phantom investment amount will be applicable only in the event that payment at the time of the Change of Control would not comply with Section 409A of the Internal Revenue Code and thus payment is made at the time specified in Section 7.2(a)(2) rather than at the time specified in Section 7.2(a)(1).

(c) Disputes. If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in the applicable provisions of Section 7.2(a), and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the Internal Revenue Code.

7.3 Final Award Fully Vested. The Final Award, if any, will be fully vested at the Committee-determined Award Date or as of the date of the Change of Control, as applicable. PNC will deliver any cash payable pursuant to this Section 7 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by PNC, at the time specified in the applicable subsection of Section 7.1 or Section 7.2, whichever is applicable.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by PNC.

7.4 Termination of Any Unawarded 2012 Performance Units. Once an award determination has been made by the Compensation Committee pursuant to Section 5.2 or a Final Award is deemed to have been made by virtue of the application of Section 6, the Share-denominated incentive award opportunity represented by the 2012 Performance Units will terminate as to any portion of the Performance Units not so awarded.

Termination of all or a portion of the 2012 Performance Units pursuant to this Section 7.4, or pursuant to Section 4, if applicable, will in no way affect Grantee’s covenants or the other provisions of Sections 15 and 16.

7.5 No Rights as Shareholder. Grantee will have no rights as a shareholder of PNC by virtue the 2012 Performance Units or any Final Award.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time a Final Award, if any, is paid, the Committee shall make those adjustments, if any, in the number, class or kind of the Target Share Units then outstanding that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation measuring the value per Share Unit of any share-denominated award amount authorized for payment to Grantee by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of the Target Share Units then outstanding will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, and (b) the value per Share Unit to be used in calculating the base amount described in Section 7.2(b) of any award that is deemed to be awarded to Grantee in accordance with Section 6 will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Performance Units may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any Final Award authorized by the Agreement is to be paid, such payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes; Payment Upon Inclusion Under Section 409A.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

It is the intention of the parties that the 2012 Performance Units and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement. In the event that, notwithstanding such intention, the arrangement fails to meet the requirements of Section 409A and the regulations promulgated thereunder, then PNC may at that time permit the acceleration of the time for payment to Grantee under the Agreement notwithstanding any of the other provisions of the Agreement, but any such accelerated payment may not exceed the amount required to be included in Grantee’s income as a result of the failure to comply with the requirements of Section 409A and the regulations promulgated thereunder. For purposes of this provision, an amount will be deemed to have been included in Grantee’s income if the amount is timely reported on Form W-2 or Form 1099-MISC as appropriate.

11. Employment.

Neither the granting of the 2012 Performance Units nor the calculation, determination and payment of any Final Award hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Compensation Committee.

In all respects the 2012 Performance Units and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the 2012 Performance Units and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement.

Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14. Certain Definitions.

Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

14.1 “A&L Unit” means the Asset & Liability unit of PNC.

14.2 “Agreement” or “Award Agreement” means the 2012 Performance Units Award Agreement between PNC and Grantee evidencing the 2012 Performance Units granted to Grantee pursuant to the Plan.

14.3 “Annual Potential Payout Calculation Schedule” or “Schedule” means the Schedule established by the Compensation Committee with respect to the 2012 Performance Units as set forth in Section 3.4 setting forth the method by which the Annual Potential Payout Percentage will be generated for a given covered annual performance measurement period, as specified by the Agreement, from the specified performance results for such covered period.

14.4 “Annual Potential Payout Percentage.”

The Annual Potential Payout Percentage for a given year is the percentage determined with respect to that year in accordance with the Annual Potential Payout Calculation Schedule on the basis of the level of financial return from investing activities achieved by the A&L Unit for the covered annual performance period applicable to that given year compared to the applicable Benchmark Performance Index. The Annual Potential Payout Percentage is rounded to the nearest one-hundredth, with 0.005% being rounded upward to 0.01%.

The covered annual performance period for any given year of the overall Performance Period will consist of the full or partial year period beginning on January 1 of the given year and ending on December 31 of that year, or on such earlier quarter-end performance measurement date as may be specified by the Agreement if applicable.

14.5 “Anticipatory Termination.”

If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause (as Cause is defined in Section 14.12(a)), death or Disability (as Disability is defined in Section 14.24) prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

14.6 “Award Date” means: (1) the date on which the Compensation Committee makes its determination as to whether or not it will authorize an award, and if so, as to the size of the Final Award, if any, it authorizes pursuant to Section 5.2 within the Calculated Maximum Potential Payout Amount determined in accordance with the Agreement (sometimes referred to as the “Committee-determined Award Date”); or (2) if a Change of Control has occurred and Grantee is deemed to have been awarded a Final Award pursuant to Section 6, the Award Date will be the date the Change of Control occurs (sometimes referred to as the “Change-of-Control-determined Award Date”).

14.7 “Awarded Share Units” has the meaning specified in the definition of “Final Award” in Section 14.26.

14.8 “Benchmark Performance Index” has the meaning set forth in Section 3.3.

14.9 “Board” means the Board of Directors of PNC.

14.10 “Calculated Maximum Potential Payout Amount” means the maximum size of the award, denominated as a specified number of Share Units, that the Compensation Committee may award to Grantee as calculated in accordance with the applicable provisions of Section 5.1.

14.11 “Cash Share-Equivalents” has the meaning set forth in Section 2.

14.12 “Cause” and “termination for Cause.”

(a) “Cause” on or after the occurrence of a Change of Control or for purposes of the definition of an Anticipatory Termination.

If a termination of Grantee’s employment with the Corporation occurs on or within three (3) years after the occurrence of a Change of Control, then “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(ii) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO, or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 14.12(a) only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Grantee is given an opportunity, together with counsel, to be heard before the Board.

“Cause” shall also have the meaning set forth in this Section 14.12(a) where such term is required by Section 14.5 in connection with the definition of “Anticipatory Termination” set forth therein.

(b) “Cause” other than as provided in subsection (a).

Except as otherwise provided in Section 14.12(a), “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(ii) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

14.13 “CEO” means the chief executive officer of PNC.

14.14 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 14.14(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 14.14(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

14.15 “Change of Control Coverage Period” means a period commencing on the occurrence of a Change of Control Triggering Event and ending upon the earlier to occur of (a) the date of a Change of Control Failure and (b) the date of a Change of Control.

After the termination of any Change of Control Coverage Period, another Change of Control Coverage Period will commence upon the occurrence of another Change of Control Triggering Event.

For purposes of the Agreement, “Change of Control Triggering Event” shall mean the occurrence of either of the following: (i) the Board or PNC’s shareholders approve a Business Combination, other than an Excluded Combination, described in subsection (c) of the definition of “Change of Control” contained in Section 14.14; or (ii) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

For purposes of the Agreement, “Change of Control Failure” shall mean: (x) with respect to a Change of Control Triggering Event described in clause (i) of the definition above, PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or (y) with respect to a Change of Control Triggering Event described in clause (ii) of the definition above, the proxy contest fails to replace or remove a majority of the members of the Board.

14.16 “Change of Control Payout Percentage” has the meaning set forth in Section 6.1(a)(iv).

14.17 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board, or such person or persons as may be designated or appointed by that committee as its delegate or designee.

14.18 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 14.23(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

14.19 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A.

14.20 “Corporate Performance Factor” has the meaning set forth in Section 3.4.

The Corporate Performance Factor is calculated as the weighted average, as set forth below, of the Annual Potential Payout Percentages for all of the covered annual performance measurement periods in the applicable overall Performance Period specified in the applicable subsections of Section 5 or Section 6 of the Agreement, as the case may be, including those covered periods consisting of a full year, if any, and those, if any, consisting of a partial year, but in no event more than three covered periods in all and in no event resulting in a Corporate Performance Factor of greater than 200.00%;

For purposes of calculating the Corporate Performance Factor, the weighted average for the Corporate Performance Factor will be calculated as follows:

(1)	the sum of one, two or three amounts, as the case may be, for the one, two or three covered periods, as applicable, in the overall Performance Period specified in the Agreement, where the amount for a given covered period is calculated by the applicable subsection below:

(i) for any applicable full year covered annual performance period in the overall Performance Period, if any, the amount will be the product of (a) the Annual Potential Payout Percentage for such full year covered period and (b) four (for the four full completed quarters in any such covered period);

(ii) for any applicable partial year covered annual performance period in the overall Performance Period, if any, the amount will be the product of (a) the Annual Potential Payout Percentage for that partial year covered period and (b) the number of full completed quarters, if any, in such covered period;

divided by

(2) the total number of quarters in the applicable overall Performance Period.

If all of the Annual Potential Payout Percentages are 0.00%, then the Corporate Performance Factor will be 0.00%.

14.21 “Corporation” means PNC and its Consolidated Subsidiaries.

14.22 “Covered annual performance period” or “covered annual performance measurement period” or “covered performance period” or “covered annual period” or “covered period” with respect to a given year means the full year or portion of the year specified in the Agreement as the period for which the specified A&L Unit performance is to be measured for purposes of determining an Annual Potential Payout Percentage for that given year. The covered annual performance period with respect to a given year may be the full calendar year or, where applicable, the portion of the calendar year from January 1 through the quarter-end date specified by the Agreement.

14.23 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or its delegate (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

14.24 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

14.25 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

14.26 “Final Award” means the amount, if any, (a) awarded to Grantee by the Compensation Committee in accordance with Section 5.2, or (b) deemed to be awarded to Grantee pursuant to Section 6. The Final Award will be denominated as a specified number of awarded Share Units (“Awarded Share Units”) or as otherwise provided pursuant to Section 8, if applicable, and will be payable in cash in accordance with Section 7.

14.27 “Final Potential Payout Percentage.”

Section 5 Final Award Determination: Where a Final Award determination is made by the Compensation Committee pursuant to the applicable provisions of Section 5, the term “Final Potential Payout Percentage” will be the percentage that is equal to the Corporate Performance Factor, calculated, in accordance with the applicable provisions of Section 3 and Section 5, for or with respect to the covered periods specified in the applicable provisions of Section 5.

Section 6 Final Award Calculation: Where a Final Award is deemed to be awarded pursuant to Section 6 by reason of the occurrence of a Change of Control, the Final Award payout calculation will be as set forth in the applicable subsection of Section 6.

14.28 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

14.29 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the 2012 Performance Units are authorized to be granted by the Compensation Committee in accordance with the Plan.

14.30 “Grantee” means the person to whom the 2012 Performance Units are granted and is identified as Grantee on page 1 of the Agreement.

14.31 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

14.32 “Performance Criteria” or “corporate Performance Criteria” means the corporate performance standards established by the Compensation Committee as the performance criteria for the 2012 Performance Units as set forth in Section 3.

14.33 “Performance measurement date” has the meaning set forth in Section 5.1 or Section 6.1, as applicable, and refers to the last day of the applicable overall performance measurement period.

14.34 “Performance Period” has the meaning set forth in Section 3.2 and refers to the period during which specified corporate performance will be measured in accordance with the Agreement in accordance with the standards established by the Compensation Committee.

14.35 “Performance Units” or “2012 Performance Units” means the Share-denominated, cash-payable incentive award opportunity performance units granted to Grantee in accordance with Article 10.3 of the Plan and evidenced by the Agreement.

14.36 “Person” has the meaning specified in the definition of “Change of Control” set forth in Section 14.14(a).

14.37 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

14.38 “PNC” means The PNC Financial Services Group, Inc.

14.39 “Prorate” or “Prorated” means multiplying by a fraction, sometimes referred to as the “proration factor,” not to exceed 1 and determined as follows.

Where the Agreement specifies “prorating” or “prorating by quarters,” the proration factor is the fraction equal to (a) the number of full quarters in the applicable overall Performance Period, (b) divided by twelve, which is the number of quarters in the full three year period from January 1, 2012 through December 31, 2014.

14.40 “Qualifying Disability” with respect to the 2012 Performance Units has the meaning set forth in Section 4.4.

14.41 “Qualifying Retirement” with respect to the 2012 Performance Units has the meaning set forth in Section 4.3. If Grantee has a “Qualifying Retirement” as defined herein, Grantee is sometimes referred to as a “Qualified Retiree.”

14.42 “Qualifying Termination in Anticipation of a Change of Control” with respect to the 2012 Performance Units has the meaning set forth in Section 4.5.

14.43 “Retiree.” Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 14.44.

14.44 “Retires” or “Retirement.” Grantee “Retires” if his employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan. If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement.”

14.45 “Schedule” is defined in Section 14.3.

14.46 “SEC” means the United States Securities and Exchange Commission.

14.47 “Section 409A” means Section 409A of the U.S. Internal Revenue Code.

14.48 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

14.49 “Share” means a share of PNC common stock.

14.50 “Target Share Units” means the number of Share Units specified on page 1 of the Agreement as Target Share Units, subject to capital adjustments pursuant to Section 8 if any.

14.51 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving the 2012 Performance Units (regardless of whether a Final Award is ultimately determined and paid or of the size of such Final Award, if any); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions.

Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the 2012 Performance Units and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the 2012 Performance Units, and any right to receive and retain any value pursuant to such Performance Units, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17.	Acceptance of 2012 Performance Units; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the 2012 Performance Units by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the 2012 Performance Units at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

SCHEDULE

* * *

ANNUAL POTENTIAL PAYOUT CALCULATION SCHEDULE

FOR

2012 PERFORMANCE UNITS

* * *

Final Award determination by the Compensation Committee pursuant to Section 5 of the 2012 Performance Units Award Agreement (the “Agreement”) requires the calculation of the Final Potential Payout Percentage, the Corporate Performance Factor and the Calculated Maximum Potential Payout Amount, each as defined in the Agreement. Final Award calculation pursuant to Section 6 of the Agreement, if applicable, requires the calculation of the Change of Control Payout Percentage and the calculated final award as set forth in that section of the Agreement.

Those calculations, in turn, take into account the levels of performance achieved by the A&L Unit with respect to the corporate Performance Criteria, as measured annually and expressed as the Annual Potential Payout Percentages for the applicable covered annual performance measurement periods (which may be full or partial year periods as required by the Agreement) in the applicable overall Performance Period.

Unless and until amended prospectively by the Compensation Committee, this Schedule will be applied in order to generate an Annual Potential Payout Percentage for each of the applicable covered annual performance measurement periods in the applicable overall Performance Period.

Section 3 of the Agreement sets forth the corporate Performance Criteria, the applicable covered performance periods and Benchmark Performance Index for such periods, and measurement of the specified A&L Unit performance with respect to the corporate Performance Criteria for such periods.

Once this A&L Unit performance has been measured for the covered period of a given year and performance with respect to the corporate Performance Criteria for that period has been calculated and expressed in basis points, this Schedule uses the table that follows and interpolation to generate an Annual Potential Payout Percentage (ranging from 0.00% up through a maximum of 200.00%) for that given year based on such covered period performance.

Percentages are interpolated for performance between the points indicated on the table and are rounded to the nearest one-hundredth, with 0.005% being rounded upward to 0.01%. In no event will an Annual Potential Payout Percentage be greater than 200.00% or less than 0.00%.

The table used for this Schedule, as established by the Compensation Committee at the time it authorized the 2012 Performance Units, follows.

A&L Unit Measured Performance Relative to Benchmark Performance Index (in basis points)	Annual Potential Payout Percentage
+40 basis points or higher	200%
+20 basis points	150%
0 basis points (at benchmark) to -25 basis points	100%
-35 basis points	40%
-40 basis points or below	0%

Compensation Committee Negative Discretion. Once the annual potential payout percentage for A&L Unit performance achieved for the given full year or partial-year covered annual performance period with respect to the corporate Performance Criteria has been determined using the table above, including interpolation where required, the Compensation Committee may decide, in its discretion, to reduce that percentage (as long as such decision is not made during a Change of Control Coverage Period, as defined in the Agreement, or after the occurrence of a Change of Control) but may not increase it.

FORMS OF EMPLOYEE RESTRICTED STOCK

AND RESTRICTED SHARE UNIT AGREEMENTS

20            Long-Term Incentive Award Program

Continuous Employment Condition

Standard Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

20         LONG-TERM INCENTIVE AWARD PROGRAM

* * *

RESTRICTED STOCK AWARD AGREEMENT

* * *

GRANTEE:	[ name ]

AWARD DATE:	, 20

RESTRICTED SHARES:	[ number of whole shares ]

1. Definitions. Certain terms used in this Restricted Stock Award Agreement (the “Agreement”) are defined in Section 11 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Shares Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of restricted shares of PNC common stock set forth above (the “Award” and the “Restricted Shares”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Shares are subject to a Restricted Period as provided in Section 9. Restricted Shares are subject to forfeiture and to transfer restrictions pursuant to the terms and conditions of the Agreement during the term of the Restricted Period applicable to those Restricted Shares and until the conditions of the Agreement have been satisfied with respect to such shares and they vest and are released from the provisions of the Agreement in accordance with Section 9.

Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee in a restricted account or credited to a restricted book-entry account. Restricted Shares will be held in a restricted account until either (i) the conditions of the Agreement have been satisfied with respect to such shares and the shares are released in accordance with Section 9 or (ii) the shares are forfeited pursuant to the terms of the Agreement, as the case may be.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares that are forfeited by Grantee pursuant to and in accordance with the terms of Section 7 on failure to meet applicable service or conduct conditions of the Agreement will be cancelled without payment of any consideration by PNC.

Restricted Shares deposited with PNC or its designee that vest and are settled and released in accordance with the terms of Section 9 following satisfaction of all of the conditions of the Agreement with respect to those shares will be released from the restricted account and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referenced above.

4. Rights as Shareholder. Except as provided in Sections 6 through 9 and subject to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to outstanding Restricted Shares from and after issuance of the shares in accordance with Section 17, including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares issued pursuant to the Award shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Restricted Shares that have not yet vested and been released from the terms of the Agreement in accordance with the provisions of Section 9 shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares and shall have the same Restricted Period and service, conduct and other conditions and forfeiture provisions as those applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Shares may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated, other than as may be required pursuant to Section 10.2, unless and until all of the conditions of the Agreement have been satisfied with respect to such Restricted Shares, the Restricted Period terminates, and the Restricted Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares are released and reissued by PNC in accordance with Section 9, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7.	Forfeiture Provisions: Forfeiture on Failure to Meet Applicable Service or Conduct Conditions.

Restricted Shares are subject to satisfaction of the applicable service and conduct conditions set forth in this Section 7. Upon failure to meet the conditions applicable to all or any portion of the Restricted Shares, all affected Restricted Shares that have not yet vested and been released from the terms of the Agreement pursuant to Section 9 will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

Upon any forfeiture of Restricted Shares pursuant to the provisions of this Section 7, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in or with respect to such shares or any certificate or certificates representing such shares.

7.1 Service Requirements. Grantee will meet the service requirements with respect to the Restricted Shares if Grantee meets the conditions of any of the subclauses below with respect to those shares. If more than one of the following is applicable with respect to those shares, Grantee will have met the service requirements for those shares upon the first to occur of such conditions.

(i)	Grantee continues to be employed by the Corporation through and including the day immediately preceding the 3rd anniversary of the Award Date.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 11) and not for Cause (as defined in Section 11) and PNC’s Designated Person (as defined in Section 11) affirmatively approves the vesting of the outstanding Restricted Shares in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Disability Termination” with respect to those Restricted Shares as of the time such affirmative approval of vesting occurs).

(iv)

Grantee continues to be employed by the Corporation until such time as Grantee Retires (as defined in Section 11), such Retirement Date occurs no earlier than the 1st anniversary of the Award Date, and PNC’s Designated Person affirmatively approves the vesting of the outstanding Restricted Shares in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Retirement” with respect to those Restricted Shares as of the time such affirmative approval of vesting occurs).

(v)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 11).

(vi)

A Change of Control (as defined in Section 11) occurs and, as of the day immediately preceding the Change of Control, Grantee either (a) is an employee of the Corporation, (b) was an employee of the Corporation until such time as Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause and Grantee’s Restricted Shares remain outstanding pending affirmative approval of vesting of such outstanding Restricted Shares by PNC’s Designated Person in accordance with Section 7.2, or (c) was an employee of the Corporation until Grantee’s Retirement on or after the 1st anniversary of the Award Date and Grantee’s Restricted Shares remain outstanding pending affirmative approval of vesting of such outstanding Restricted Shares by PNC’s Designated Person in accordance with Section 7.2.

(vii)	The Compensation Committee or its delegate determines, in their sole discretion, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, the service requirements will be deemed to have been satisfied with respect to such shares, and such other accompanying restrictions, terms or conditions, if any, as the Compensation Committee or its delegate may in their sole discretion determine have been satisfied, all in accordance with Section 7.3.

7.2 Process for Affirmative Approval by PNC’s Designated Person as a Condition of a Qualifying Disability Termination or a Qualifying Retirement with respect to Restricted Shares. Where Grantee will meet the service requirements with respect to the Restricted Shares by reason of a Qualifying Disability Termination or a Qualifying Retirement as set forth in Section 7.1(iii) or Section 7.1(iv), respectively, only if PNC’s Designated Person affirmatively approves the vesting of Grantee’s Restricted Shares in a timely fashion as set forth in this Section 7.2, the provisions set forth in subsections (a) and (b) below will apply.

Further, until such time, if any, as the affirmative approval of the vesting of the Restricted Shares determination is made as set forth in subsection (a) below and such shares vest and are released in accordance with the provisions of Section 9, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the 3rd anniversary of the Award Date by the Corporation by reason of Grantee’s Disability and not for Cause, or in the event that Grantee Retires on or after the 1st anniversary of the Award Date but prior to the 3rd anniversary of the Award Date, the affected Restricted Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, the affected Restricted Shares will, subject to the forfeiture provisions of Section 7.5 and of Section 7.2(b) below, remain outstanding pending and subject to affirmative approval of the vesting of the affected Restricted Shares pursuant to this Section 7.2(a) by the Designated Person specified in Section 11.

If the affected Restricted Shares are still outstanding but PNC’s Designated Person has not made a specific determination to either approve or disapprove the vesting of the affected Restricted Shares by the day immediately preceding the 3rd anniversary of the Award Date, then the period during which such affected shares remain eligible for vesting will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the 3rd anniversary of the Award Date, if the Designated Person is the Chief Human Resources Officer of PNC or delegate, or (ii) the 180th day following such anniversary date if the Designated Person is the Compensation Committee or its delegate, whichever is applicable; provided, however, if the Compensation Committee has acted to suspend the vesting of such Restricted Shares pursuant to Section 7.5(c), the period during which such Restricted Shares will remain eligible for vesting will be extended until the terms of such suspension have been satisfied.

If the affected Restricted Shares remain outstanding and have not been forfeited pursuant to the provisions of Section 7.5 and the vesting of such shares is affirmatively approved by PNC’s Designated Person on or prior to the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, then the service requirement with respect to such shares will be deemed to have been satisfied pursuant to Section 7.1(iii) or Section 7.1(iv), as applicable, on the date of such approval.

(b) If PNC’s Designated Person disapproves the vesting of affected Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting of such shares, then any such shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable period for such approval set forth above with respect to such Restricted Shares, including any extension of such period, if applicable, PNC’s Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then any such shares that are still outstanding will be forfeited by Grantee to PNC as of close of business on the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, without payment of any consideration by PNC.

7.3 Other Compensation Committee Authority. Prior to the 3rd anniversary of the Award Date, the Compensation Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, that the service requirement with respect to such Restricted Shares or portion thereof will be deemed to have been satisfied and that such shares or portion thereof shall vest, all subject to such restrictions, terms or conditions as the Compensation Committee or its delegate may in their sole discretion determine.

7.4 Forfeiture on Failure to Meet Service Requirements.

(a) If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements as set forth in Section 7.1 with respect to outstanding Restricted Shares and such shares do not remain eligible for satisfaction of the service requirements of Section 7.1 post-employment pursuant to Section 7.2, Section 7.3 or Section 8, or any combination thereof, then any such Restricted Shares will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 11), and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

(b) If, at the time Grantee ceases to be employed by the Corporation, some or all of Grantee’s Restricted Shares remain eligible for the service requirements of Section 7.1 to be satisfied post-employment, such eligible shares shall remain outstanding pending such satisfaction until either (i) the shares are forfeited and cancelled pursuant to Section 7.5 prior to vesting, or are forfeited and cancelled for failure to vest pursuant to Section 7.2(b) or for failure to meet any conditions required for vesting pursuant to Section 7.3, or (ii) all of the service requirement conditions with respect to such shares have been satisfied and the shares vest and are released pursuant to Section 9, whichever first occurs.

Any Restricted Shares that are forfeited pursuant to the provisions of Section 7.2(b) or Section 7.5 will be cancelled in accordance with the terms of such section, and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

7.5	Forfeiture on Termination for Cause or Upon Determination of Detrimental Conduct; Suspension and Forfeiture Related to Judicial Criminal Proceedings.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Award Date and prior to the occurrence of a Change of Control, if any, then any Restricted Shares that have not yet vested and been released pursuant to Section 9 and are otherwise outstanding on Grantee’s Termination Date, together with the right to receive any payment on or after Grantee’s Termination Date with respect to dividends on those shares, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Detrimental Conduct. Restricted Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, pending affirmative approval of vesting will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC (and the right to receive any payment of dividends with respect to any such shares will also cease on the date such shares are forfeited) in the event that, at any time prior to the date such shares vest and are released in accordance with the provisions of Section 9, PNC determines as set forth in Section 11.12 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Shares on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that: (i) this Section 7.5(b) will not apply to Restricted Shares that vest in the event of Grantee’s death while an employee of the Corporation pursuant to Section 9.2(iii) or on Grantee’s Termination Date pursuant to

Section 9.2(v) in the event that Grantee’s termination of employment was an Anticipatory Termination, if any; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (iii) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (iv) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

(c) Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Shares or any portion thereof are still outstanding and have not yet vested and been released in accordance with Section 9, the Compensation Committee may determine to suspend the vesting of any such Restricted Shares or to require the escrow of the proceeds of the shares.

Any such suspension or escrow is subject to the following restrictions:

(1) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(B) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(C) Grantee’s death;

(D) the occurrence of a Change of Control; or

(E) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(2) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of such Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (1)(B) or (1)(E) above.

If the suspension or escrow is terminated by the occurrence of an event set forth in clause (1)(A) above, such Restricted Shares and any escrowed amounts will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, then with respect to all then outstanding Restricted Shares, if any, the service requirements will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares that have not already vested shall vest as of the end of the day immediately preceding the Change of Control; (ii) if Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause or was terminated by Grantee’s Retirement on or after the 1st anniversary of the Award Date, in either case prior to the occurrence of the Change of Control, and all or a portion of the Restricted Shares remained outstanding after such termination of employment and are still outstanding pending and subject to affirmative approval of the vesting of such shares by PNC’s Designated Person pursuant to Sections 7.1 and 7.2, or if all or a portion of the Restricted Shares otherwise remain outstanding pursuant to Section 7.3, then with respect to all such unvested Restricted Shares outstanding as of the day immediately preceding the Change of Control, any such affirmative vesting approval will be deemed to have been given, the service requirements and any other conditions for vesting will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares shall vest, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby vest pursuant to this Section 8 will settle and be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such vesting date.

9. Vesting, Settlement and Release of Restricted Shares.

9.1 Restricted Period.

Restricted Shares are subject to a Restricted Period during which the shares are subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement. The Restricted Period with respect to the Restricted Shares, or applicable portion thereof if different, is subject to early termination if so determined by the Compensation Committee or its delegate or pursuant to Section 7.3, if applicable, and is the period from the Award Date until the time the Restricted Shares, or applicable portion thereof if different, vest and are released from restriction pursuant to the applicable provisions of Section 9.

9.2 Vesting. The Restricted Shares (or applicable portion thereof, if different) will vest as set forth below, provided that Grantee has satisfied the applicable service requirements set forth in Section 7.1 with respect to the Restricted Shares or applicable portion thereof and the shares have not otherwise been forfeited and are still outstanding at the time or if such shares otherwise vest pursuant to Section 8.

(i)	On the 3rd anniversary of the Award Date if Grantee remains an employee of the Corporation through and including the day immediately prior to that date;

(ii)	Where Grantee has a Qualifying Disability Termination or a Qualifying Retirement with respect to the Restricted Shares, on the date PNC’s Designated Person affirmatively approves the vesting of such Restricted Shares;

(iii)	On the date of Grantee’s death if Grantee died while an employee of the Corporation;

(iv)	As of the end of the day immediately preceding the date of the Change of Control if and to the extent Grantee’s Restricted Shares are outstanding and eligible to vest upon the occurrence of a Change of Control and do so vest under the provisions of Section 8;

(v)	As of the end of the day immediately preceding Grantee’s Termination Date if such Restricted Shares had not previously vested and are outstanding as of the day immediately preceding Grantee’s Termination Date and Grantee’s termination of employment was an Anticipatory Termination; and

(vi)	On such earlier date, if any, as the Compensation Committee or its delegate determines, in its sole discretion, to vest any such shares pursuant to Section 7.3;

provided, however, if the Compensation Committee has acted to suspend the vesting of the Restricted Shares or applicable portion thereof pursuant to Section 7.5(c), those Restricted Shares will not vest unless the terms of such suspension have been satisfied in such a way that the Restricted Shares have not been forfeited, and, if so, will vest on the later of the applicable date set forth above and the date the terms of the suspension were satisfied.

Restricted Shares that have been forfeited by Grantee pursuant to the provisions of Section 7.4 or Section 7.5 are not eligible for vesting, will not be settled and released, and will be cancelled without payment of any consideration by PNC.

9.3 Settlement and Release of Restricted Shares. Restricted Shares that remain outstanding and have not been forfeited and cancelled pursuant to Section 7.4 or one of the forfeiture provisions of Section 7.5 and that vest pursuant to Section 9.2 will be released from the forfeiture provisions and transfer restrictions of the Agreement. Other than with respect to any shares withheld for taxes pursuant to Section 10.2, released shares will be settled at the time set forth in this Section 9.3 by reissuance and release of said shares to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referred to in Section 3.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative or retained by PNC in accordance with Section 10.2 shall extinguish all right to payment hereunder.

No fractional shares will be reissued, and if the Restricted Shares being released include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock as of the vesting date and paid to Grantee in cash at the time the shares are reissued.

Shares will be reissued and released, and payment will be made for any fractional interest, to Grantee with respect to the settlement of Restricted Shares as soon as administratively practicable (generally within 30 days but in no event before all applicable tax withholding requirements have been satisfied), following the applicable vesting date set forth in Section 9.2 above.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain sufficient whole shares of PNC common stock from Restricted Shares being released pursuant to Section 9 to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection herewith. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises. If any withholding is required prior to the time shares are otherwise being released pursuant to Section 9 hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

PNC will not retain more shares than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least 6 months and, in the case of restricted stock, for which it has been at least 6 months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

Restricted Shares will not be settled and released pursuant to Section 9 unless all applicable withholding tax obligations with respect to such shares have been satisfied.

11. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

11.1 “Agreement,” “Award,” and “Award Date.” “Agreement” means the Restricted Stock Award Agreement between PNC and Grantee evidencing the Award granted to Grantee pursuant to the Plan. “Award” means the Award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

11.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 11.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 11.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 11.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

11.3 “Board” means the Board of Directors of PNC.

11.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth therein, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

11.5 “CEO” means the chief executive officer of PNC.

11.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 11.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 11.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

11.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

11.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 11.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

11.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

11.10 “Corporation” means PNC and its Consolidated Subsidiaries.

11.11 “Designated Person” will be either: (a) the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC or his or her delegate, if Grantee is not within one of the groups specified in Section 11.11(a).

11.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

11.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

11.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

11.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

11.16 “Grantee” means the person to whom the Restricted Stock Award is granted, and is identified as Grantee on page 1 of the Agreement.

11.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

11.18 “Person” has the meaning specified in the definition of “Change of Control” in Section 11.6.

11.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

11.20 “PNC” means The PNC Financial Services Group, Inc.

11.21 “Qualifying Retirement” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.22 “Qualifying Disability Termination” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.23 “Restricted Period” has the meaning specified in Section 9.

11.24 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

11.25 “Retiree” means a Grantee who has Retired.

11.26 “SEC” means the United States Securities and Exchange Commission.

11.27 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

11.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

12. Employment. Neither the Award and the issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Award (regardless of whether the Restricted Shares ultimately vest, settle and are released); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Grantee, the Award, and any right to receive Shares or other value pursuant to the Award and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date and the Restricted Shares will be issued as soon thereafter as administratively practicable.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends in connection with such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Award Date but before the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Restricted Shares been issued on the Award Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

Long-Term Restricted Stock Award

Continuous Employment Condition

Standard Restricted Periods: Three Years for 25%; Four Years for another 25%; and Five Years for the remainder

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AWARD AGREEMENT

* * *

GRANTEE:	[ name ]

AWARD DATE:	, 20

RESTRICTED SHARES:	[ number of whole shares ]

1. Definitions. Certain terms used in this Restricted Stock Award Agreement (the “Agreement”) are defined in Section 11 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Shares Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of restricted shares of PNC common stock set forth above (the “Award” and the “Restricted Shares”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

For purposes of determining the Restricted Period, service requirements and other conditions applicable to each portion of the Restricted Shares under the Agreement, the Restricted Shares are divided into three “Tranches” as follows:

(a) twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the First Tranche of Restricted Shares;

(b) one third of the remaining shares (rounded down to the nearest whole share) are in the Second Tranche of Restricted Shares; and

(c) the remainder of the shares are in the Third Tranche of Restricted Shares.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Shares are subject to a Restricted Period as provided in Section 9. Each Tranche of Restricted Shares is subject to forfeiture and to transfer restrictions pursuant to the terms and conditions of the Agreement during the term of the Restricted Period applicable to that Tranche of Restricted Shares and until the conditions of the Agreement have been satisfied with respect to such shares and they vest and are released from the provisions of the Agreement in accordance with Section 9.

Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee in a restricted account or credited to a restricted book-entry account. Restricted Shares will be held in a restricted account until either (i) the conditions of the Agreement have been satisfied with respect to such shares and the shares are released in accordance with Section 9 or (ii) the shares are forfeited pursuant to the terms of the Agreement, as the case may be.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares that are forfeited by Grantee pursuant to and in accordance with the terms of Section 7 on failure to meet applicable service or conduct conditions of the Agreement will be cancelled without payment of any consideration by PNC.

Restricted Shares deposited with PNC or its designee that vest and are settled and released in accordance with the terms of Section 9 following satisfaction of all of the conditions of the Agreement with respect to those shares will be released from the restricted account and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referenced above.

4. Rights as Shareholder. Except as provided in Sections 6 through 9 and subject to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to outstanding Restricted Shares from and after issuance of the shares in accordance with Section 17, including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares issued pursuant to the Award shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Restricted Shares that have not yet vested and been released from the terms of the Agreement in accordance with the provisions of Section 9 shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares and shall have the same Restricted Period and service, conduct and other conditions and forfeiture provisions as those applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Shares may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated, other than as may be required pursuant to Section 10.2, unless and until all of the conditions of the Agreement have been satisfied with respect to such Restricted Shares, the applicable Restricted Period terminates, and the Restricted Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares are released and reissued by PNC in accordance with Section 9, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7.	Forfeiture Provisions: Forfeiture on Failure to Meet Applicable Service or Conduct Conditions.

Restricted Shares are subject to satisfaction of the applicable service and conduct conditions set forth in this Section 7. Upon failure to meet the conditions applicable to all or any portion of the Restricted Shares, all affected Restricted Shares that have not yet vested and been released from the terms of the Agreement pursuant to Section 9 will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

Upon any forfeiture of Restricted Shares pursuant to the provisions of this Section 7, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in or with respect to such shares or any certificate or certificates representing such shares.

7.1 Service Requirements. Grantee will meet the service requirements with respect to the Restricted Shares, or applicable portion thereof if so specified, if Grantee meets the conditions of any of the subclauses below with respect to those shares. If more than one of the following is applicable with respect to those shares, Grantee will have met the service requirements for those shares upon the first to occur of such conditions.

(i)

Grantee continues to be employed by the Corporation through and including the day immediately preceding the 3rd anniversary of the Award Date with respect to the First Tranche Shares, through and including the day immediately preceding the 4th anniversary of the Award Date with respect to the Second Tranche Shares, or through and including the day immediately preceding the 5th anniversary of the Award Date with respect to the Third Tranche Shares, as the case may be.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 11) and not for Cause (as defined in Section 11) and PNC’s Designated Person (as defined in Section 11) affirmatively approves the vesting of the outstanding First Tranche Shares, Second Tranche Shares, or Third Tranche Shares, as the case may be, in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Disability Termination” with respect to those Restricted Shares or Tranche of Restricted Shares as of the time such affirmative approval of vesting occurs).

(iv)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 11).

(v)	A Change of Control (as defined in Section 11) occurs and, as of the day immediately preceding the Change of Control, Grantee either (a) is an employee of the Corporation or (b) was an employee of the Corporation until such time as Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause and Grantee’s Restricted Shares or portion thereof that had not already vested remains outstanding pending affirmative approval of vesting of such outstanding Tranche or Tranches of Restricted Shares by PNC’s Designated Person in accordance with Section 7.2.

(vi)	The Compensation Committee or its delegate determines, in their sole discretion, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, the service requirements will be deemed to have been satisfied with respect to such shares, and such other accompanying restrictions, terms or conditions, if any, as the Compensation Committee or its delegate may in their sole discretion determine have been satisfied, all in accordance with Section 7.3.

7.2 Process for Affirmative Approval by PNC’s Designated Person as a Condition of a Qualifying Disability Termination or a Qualifying Retirement with respect to a Tranche or Tranches of Restricted Shares. Where Grantee will meet the service requirements with respect to the Restricted Shares or an applicable Tranche or Tranches thereof by reason of a Qualifying Disability Termination as set forth in Section 7.1(iii) only if PNC’s Designated Person affirmatively approves the vesting of Grantee’s Restricted Shares or an applicable Tranche or Tranches thereof in a timely fashion as set forth in this Section 7.2, the provisions set forth in subsections (a) and (b) below will apply.

Further, until such time, if any, as the affirmative approval of the vesting of the Restricted Shares or applicable Tranche or Tranches thereof determination is made as set forth in subsection (a) below and such shares vest and are released in accordance with the provisions of Section 9, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the 3rd, 4th or 5th anniversary of the Award Date with respect to the First, Second or Third Tranche of the Restricted Shares, as the case may be, by the Corporation by reason of Grantee’s Disability and not for Cause, the affected Restricted Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, the affected Restricted Shares will, subject to the forfeiture provisions of Section 7.5 and of Section 7.2(b) below, remain outstanding pending and subject to affirmative approval of the vesting of the affected Tranche or Tranches of Restricted Shares pursuant to this Section 7.2(a) by the Designated Person specified in Section 11.

If an affected Tranche of Restricted Shares is still outstanding but PNC’s Designated Person has not made a specific determination to either approve or disapprove the vesting of an affected Tranche of Restricted Shares by the day immediately preceding the 3rd, 4th or 5th anniversary of the Award Date with respect to the First, Second or Third Tranche of the Restricted Shares, as applicable, then the period during which such affected shares remain eligible for vesting will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the anniversary of the Award Date applicable to such Tranche, if the Designated Person is the Chief Human Resources Officer of PNC or delegate, or (ii) the 180th day following such anniversary date if the Designated Person is the Compensation Committee or its delegate, whichever is applicable; provided, however, if the Compensation Committee has acted to suspend the vesting of such Restricted Shares pursuant to Section 7.5(c), the period during which such Restricted Shares will remain eligible for vesting will be extended until the terms of such suspension have been satisfied.

If the affected Restricted Shares or Tranche of Restricted Shares remains outstanding and has not been forfeited pursuant to the provisions of Section 7.5 and the vesting of such shares is affirmatively approved by PNC’s Designated Person on or prior to the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, then the service requirement with respect to such shares will be deemed to have been satisfied pursuant to Section 7.1(iii) on the date of such approval.

(b) If PNC’s Designated Person disapproves the vesting of an affected Tranche of Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting of such shares, then any such shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable period for such approval set forth above with respect to such Tranche of Restricted Shares, including any extension of such period, if applicable, PNC’s Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such Tranche of Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then any such shares that are still outstanding will be forfeited by Grantee to PNC as of close of business on the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, without payment of any consideration by PNC.

7.3 Other Compensation Committee Authority. Prior to the 3rd anniversary of the Award Date in the case of the First Tranche Shares, or the 4th or 5th anniversary of the Award Date in the case of the Second or Third Tranche Shares, respectively, the Compensation Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, that the service requirement with respect to such Restricted Shares or portion thereof will be deemed to have been satisfied and that such shares or portion thereof shall vest, all subject to such restrictions, terms or conditions as the Compensation Committee or its delegate may in their sole discretion determine.

7.4 Forfeiture on Failure to Meet Service Requirements.

(a) If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements as set forth in Section 7.1 with respect to one or more Tranches of outstanding Restricted Shares and such shares do not remain eligible for satisfaction of the service requirements of Section 7.1 post-employment pursuant to Section 7.2, Section 7.3 or Section 8, or any combination thereof, then any such Tranche or Tranches of Restricted Shares will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 11), and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

(b) If, at the time Grantee ceases to be employed by the Corporation, some or all of Grantee’s Restricted Shares remain eligible for the service requirements of Section 7.1 to be satisfied post-employment, such eligible shares shall remain outstanding pending such satisfaction until either (i) the shares are forfeited and cancelled pursuant to Section 7.5 prior to vesting, or are forfeited and cancelled for failure to vest pursuant to Section 7.2(b) or for failure to meet any conditions required for vesting pursuant to Section 7.3, or (ii) all of the service requirement conditions with respect to such shares have been satisfied and the shares vest and are released pursuant to Section 9, whichever first occurs.

Any Restricted Shares that are forfeited pursuant to the provisions of Section 7.2(b) or Section 7.5 will be cancelled in accordance with the terms of such section, and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

7.5	Forfeiture on Termination for Cause or Upon Determination of Detrimental Conduct; Suspension and Forfeiture Related to Judicial Criminal Proceedings.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 5th anniversary of the Award Date and prior to the occurrence of a Change of Control, if any, then any Restricted Shares that have not yet vested and been released pursuant to Section 9 and are otherwise outstanding on Grantee’s Termination Date, together with the right to receive any payment on or after Grantee’s Termination Date with respect to dividends on those shares, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Detrimental Conduct. Restricted Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, pending affirmative approval of vesting will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC (and the right to receive any payment of dividends with respect to any such shares will also cease on the date such shares are forfeited) in the event that, at any time prior to the date such shares vest and are released in accordance with the provisions of Section 9, PNC determines as set forth in Section 11.12 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Shares on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that: (i) this Section 7.5(b) will not apply to Restricted Shares that vest in the event of Grantee’s death while an employee of the Corporation pursuant to Section 9.2(iii) or on Grantee’s Termination Date pursuant to Section 9.2(v) in the event that Grantee’s termination of employment was an Anticipatory Termination, if any; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (iii) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (iv) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

(c) Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Shares or any portion thereof are still outstanding and have not yet vested and been released in accordance with Section 9, the Compensation Committee may determine to suspend the vesting of any such Restricted Shares or to require the escrow of the proceeds of the shares.

Any such suspension or escrow is subject to the following restrictions:

(1) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(B) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(C) Grantee’s death;

(D) the occurrence of a Change of Control; or

(E) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(2) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of such Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (1)(B) or (1)(E) above.

If the suspension or escrow is terminated by the occurrence of an event set forth in clause (1)(A) above, such Restricted Shares and any escrowed amounts will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, then with respect to all then outstanding Restricted Shares, if any, the service requirements will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares that have not already vested shall vest as of the end of the day immediately preceding the Change of Control; (ii) if Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause prior to the occurrence of the Change of Control, and all or a portion of the Restricted Shares remained outstanding after such termination of employment and are still outstanding pending and subject to affirmative approval of the vesting of such shares by PNC’s Designated Person pursuant to Sections 7.1 and 7.2, or if all or a portion of the Restricted Shares otherwise remain outstanding pursuant to Section 7.3, then with respect to all such unvested Restricted Shares outstanding as of the day immediately preceding the Change of Control, any such affirmative vesting approval will be deemed to have been given, the service requirements and any other conditions for vesting will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares shall vest, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby vest pursuant to this Section 8 will settle and be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such vesting date.

9. Vesting, Settlement and Release of Restricted Shares.

9.1 Restricted Period.

Restricted Shares are subject to a Restricted Period during which the shares are subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement. The Restricted Period with respect to the Restricted Shares, or applicable portion thereof if different, is subject to early termination if so determined by the Compensation Committee or its delegate or pursuant to Section 7.3, if applicable, and is the period from the Award Date until the time the Restricted Shares, or applicable portion thereof if different, vest and are released from restriction pursuant to the applicable provisions of Section 9.

9.2 Vesting. The Restricted Shares (or applicable portion thereof, if different) will vest as set forth below, provided that Grantee has satisfied the applicable service requirements set forth in Section 7.1 with respect to the Restricted Shares or applicable portion thereof and the shares have not otherwise been forfeited and are still outstanding at the time or if such shares otherwise vest pursuant to Section 8.

(i)

On the 3rd, 4th or 5th anniversary of the Award Grant Date, as the case may be, with respect to the First, Second or Third Tranche of Restricted Shares, as applicable, if Grantee remains an employee of the Corporation through and including the day immediately prior to the applicable anniversary date for such Tranche;

(ii)	Where Grantee has a Qualifying Disability Termination with respect to the Restricted Shares or applicable Tranche thereof, on the date PNC’s Designated Person affirmatively approves the vesting of such Restricted Shares or Tranche of Restricted Shares, as applicable;

(iii)	On the date of Grantee’s death if Grantee died while an employee of the Corporation;

(iv)	As of the end of the day immediately preceding the date of the Change of Control if and to the extent Grantee’s Restricted Shares are outstanding and eligible to vest upon the occurrence of a Change of Control and do so vest under the provisions of Section 8;

(v)	As of the end of the day immediately preceding Grantee’s Termination Date if such Restricted Shares had not previously vested and are outstanding as of the day immediately preceding Grantee’s Termination Date and Grantee’s termination of employment was an Anticipatory Termination; and

(vi)	On such earlier date, if any, as the Compensation Committee or its delegate determines, in its sole discretion, to vest any such shares pursuant to Section 7.3;

provided, however, if the Compensation Committee has acted to suspend the vesting of the Restricted Shares or applicable portion thereof pursuant to Section 7.5(c), those Restricted Shares will not vest unless the terms of such suspension have been satisfied in such a way that the Restricted Shares have not been forfeited, and, if so, will vest on the later of the applicable date set forth above and the date the terms of the suspension were satisfied.

Restricted Shares that have been forfeited by Grantee pursuant to the provisions of Section 7.4 or Section 7.5 are not eligible for vesting, will not be settled and released, and will be cancelled without payment of any consideration by PNC.

9.3 Settlement and Release of Restricted Shares. Restricted Shares that remain outstanding and have not been forfeited and cancelled pursuant to Section 7.4 or one of the forfeiture provisions of Section 7.5 and that vest pursuant to Section 9.2 will be released from the forfeiture provisions and transfer restrictions of the Agreement. Other than with respect to any shares withheld for taxes pursuant to Section 10.2, released shares will be settled at the time set forth in this Section 9.3 by reissuance and release of said shares to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referred to in Section 3.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative or retained by PNC in accordance with Section 10.2 shall extinguish all right to payment hereunder.

No fractional shares will be reissued, and if the Restricted Shares being released include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock as of the vesting date and paid to Grantee in cash at the time the shares are reissued.

Shares will be reissued and released, and payment will be made for any fractional interest, to Grantee with respect to the settlement of Restricted Shares as soon as administratively practicable (generally within 30 days but in no event before all applicable tax withholding requirements have been satisfied), following the applicable vesting date set forth in Section 9.2 above.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain sufficient whole shares of PNC common stock from Restricted Shares being released pursuant to Section 9 to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection herewith. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises. If any withholding is required prior to the time shares are otherwise being released pursuant to Section 9 hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

PNC will not retain more shares than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least 6 months and, in the case of restricted stock, for which it has been at least 6 months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

Restricted Shares will not be settled and released pursuant to Section 9 unless all applicable withholding tax obligations with respect to such shares have been satisfied.

11. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

11.1 “Agreement,” “Award,” and “Award Date.” “Agreement” means the Restricted Stock Award Agreement between PNC and Grantee evidencing the Award granted to Grantee pursuant to the Plan. “Award” means the Award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

11.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 11.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 11.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 11.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a

Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

11.3 “Board” means the Board of Directors of PNC.

11.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth therein, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

11.5 “CEO” means the chief executive officer of PNC.

11.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 11.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 11.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

11.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

11.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 11.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

11.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

11.10 “Corporation” means PNC and its Consolidated Subsidiaries.

11.11 “Designated Person” will be either: (a) the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC or his or her delegate, if Grantee is not within one of the groups specified in Section 11.11(a).

11.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

11.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

11.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

11.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

11.16 “Grantee” means the person to whom the Restricted Stock Award is granted, and is identified as Grantee on page 1 of the Agreement.

11.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

11.18 “Person” has the meaning specified in the definition of “Change of Control” in Section 11.6.

11.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

11.20 “PNC” means The PNC Financial Services Group, Inc.

11.21 “Qualifying Disability Termination” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.22 “Restricted Period” has the meaning specified in Section 9.

11.23 “SEC” means the United States Securities and Exchange Commission.

11.24 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

11.25 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

11.26 “Tranche(s)” or “First, Second or Third Tranche” have the meanings set forth in Section 2.

12. Employment. Neither the Award and the issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Award (regardless of whether the Restricted Shares ultimately vest, settle and are released); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Grantee, the Award, and any right to receive Shares or other value pursuant to the Award and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date and the Restricted Shares will be issued as soon thereafter as administratively practicable.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends in connection with such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Award Date but before the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Restricted Shares been issued on the Award Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

Long-Term Restricted Stock Award

Three Tranches of Shares for Standard Restricted Periods: Tranche One for 1/3rd; Tranche Two for another 1/3rd; and Tranche Three for remainder of the Shares

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AWARD AGREEMENT

* * *

GRANTEE:	[ name ]

AWARD DATE:	, 20

RESTRICTED SHARES:	[ number of whole shares ]

1. Definitions. Certain terms used in this Restricted Stock Award Agreement (the “Agreement”) are defined in Section 11 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Shares Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of restricted shares of PNC common stock set forth above (the “Award” and the “Restricted Shares”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

For purposes of determining the Restricted Period, service requirements and other conditions applicable to each portion of the Restricted Shares under the Agreement, the Restricted Shares are divided into three “Tranches” as follows:

(a) one-third (1/3rd ) of these shares (rounded down to the nearest whole share) are in the First Tranche of Restricted Shares;

(b) one-half (1/2 ) of the remaining shares (rounded down to the nearest whole share) are in the Second Tranche of Restricted Shares; and

(c) the remainder of the shares are in the Third Tranche of Restricted Shares.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Shares are subject to a Restricted Period as provided in Section 9. Each Tranche of Restricted Shares is subject to forfeiture and to transfer restrictions pursuant to the terms and conditions of the Agreement during the term of the Restricted Period applicable to that Tranche of Restricted Shares and until the conditions of the Agreement have been satisfied with respect to such shares and they vest and are released from the provisions of the Agreement in accordance with Section 9.

Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee in a restricted account or credited to a restricted book-entry account. Restricted Shares will be held in a restricted account until either (i) the conditions of the Agreement have been satisfied with respect to such shares and the shares are released in accordance with Section 9 or (ii) the shares are forfeited pursuant to the terms of the Agreement, as the case may be.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares that are forfeited by Grantee pursuant to and in accordance with the terms of Section 7 on failure to meet applicable service or conduct conditions of the Agreement will be cancelled without payment of any consideration by PNC.

Restricted Shares deposited with PNC or its designee that vest and are settled and released in accordance with the terms of Section 9 following satisfaction of all of the conditions of the Agreement with respect to those shares will be released from the restricted account and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referenced above.

4. Rights as Shareholder. Except as provided in Sections 6 through 9 and subject to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to outstanding Restricted Shares from and after issuance of the shares in accordance with Section 17, including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares issued pursuant to the Award shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Restricted Shares that have not yet vested and been released from the terms of the Agreement in accordance with the provisions of Section 9 shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares and shall have the same Restricted Period and service, conduct and other conditions and forfeiture provisions as those applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Shares may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated, other than as may be required pursuant to Section 10.2, unless and until all of the conditions of the Agreement have been satisfied with respect to such Restricted Shares, the applicable Restricted Period terminates, and the Restricted Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares are released and reissued by PNC in accordance with Section 9, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7.	Forfeiture Provisions: Forfeiture on Failure to Meet Applicable Service or Conduct Conditions.

Restricted Shares are subject to satisfaction of the applicable service and conduct conditions set forth in this Section 7. Upon failure to meet the conditions applicable to all or any portion of the Restricted Shares, all affected Restricted Shares that have not yet vested and been released from the terms of the Agreement pursuant to Section 9 will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

Upon any forfeiture of Restricted Shares pursuant to the provisions of this Section 7, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in or with respect to such shares or any certificate or certificates representing such shares.

7.1 Service Requirements. Grantee will meet the service requirements with respect to the Restricted Shares, or applicable portion thereof if so specified, if Grantee meets the conditions of (i), (ii), (iii), (iv), (v) or (vi) below with respect to those shares. If more than one of the following is applicable with respect to those shares, Grantee will have met the service requirements for those shares upon the first to occur of such conditions.

(i)	Grantee meets the conditions of (1), (2) or (3), respectively, with respect to the First, Second or Third Tranche Shares, as the case may be:

(1) With respect to the First Tranche Shares, Grantee, for the period through and including the day immediately preceding January 2, 2013, continues both (a) to be employed by the Corporation and (b) to serve PNC in the capacity of its Chief Risk Officer unless he is reassigned to another position or released from this requirement by PNC or unless he is unable to serve in that capacity by reason of Disability.

(2) With respect to the Second Tranche Shares, Grantee, for the period through and including the day immediately preceding January 2, 2014, continues both (a) to be employed by the Corporation and (b) to serve PNC in the capacity of its Chief Risk Officer unless he is reassigned to another position or released from this requirement by PNC or unless he is unable to serve in that capacity by reason of Disability.

(3) With respect to the Third Tranche Shares, Grantee (I) for the period through and including the day immediately preceding January 2, 2014, continues both (a) to be employed by the Corporation and (b) to serve PNC in the capacity of its Chief Risk Officer unless he is reassigned to another position or released from this requirement by PNC or unless he is unable to serve in that capacity by reason of Disability, and (II) for the period from January 2, 2014 through and including the day immediately preceding January 2, 2015, if Grantee ceases to be employed by the Corporation other than by reason of death, such departure is by reason of Retirement or Disability and not for Cause (each as defined in Section 11), provided that during such period, such shares shall, other than in the event of Grantee’s death or a Change of Control, be subject to the conduct forfeiture provisions set forth in Section 7.5.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)

In the event that Grantee’s employment is terminated prior to January 2, 2014 by the Corporation by reason of Grantee’s Disability and not for Cause (each as defined in Section 11), (1) Grantee continues to be employed by the Corporation and to be in compliance with the service capacity requirements (or exceptions thereto) set forth in Section 7.1(i)(1), (2) and (3), as applicable, until such termination of employment and (2) PNC’s Designated Person (as defined in Section 11) affirmatively approves the vesting of the outstanding First Tranche Shares, Second Tranche Shares, or Third Tranche Shares, as the case may be, in a timely fashion as set forth in Section 7.2, provided that during such period as the shares remain outstanding pended such vesting approval, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5 (together, a “Qualifying Disability Termination” with respect to those Restricted Shares or Tranche of Restricted Shares as of the time such affirmative approval of vesting occurs).

(iv)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 11).

(v)	A Change of Control (as defined in Section 11) occurs and, as of the day immediately preceding the Change of Control, either:

(1) Grantee was still an employee of the Corporation as of such date, or

(2) With respect to any of Grantee’s Restricted Shares that had not previously vested and been released prior to such time and were still outstanding as of such date, Grantee had either already satisfied the requirements of this Section 7.1 pursuant to another subsection hereof or, to the extent, if any, that the service requirements of this Section 7.1 had not yet been satisfied with respect to one or more Tranches of outstanding Restricted Shares, such shares were still eligible for vesting upon satisfaction of the remaining condition or conditions of the applicable subsection of this Section 7.1.

(vi)	The Compensation Committee or its delegate determines, in their sole discretion, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, the service requirements will be deemed to have been satisfied with respect to such shares, and such other accompanying restrictions, terms or conditions, if any, as the Compensation Committee or its delegate may in their sole discretion determine have been satisfied, all in accordance with Section 7.3.

Any federal, state or local taxes required to be paid in connection with satisfaction of the service requirements with respect to all or a portion of the Restricted Shares shall be paid as set forth in Section 10.2 from any shares being released pursuant to Section 9 at the time. If there are no shares being released at the time withholding is required or if such shares are not sufficient to satisfy all such requirements, then the withholding or remaining portion thereof as the case may be will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

7.2 Process for Affirmative Approval by PNC’s Designated Person as a Condition of a Qualifying Disability Termination with respect to a Tranche or Tranches of Restricted Shares. Where Grantee will meet the service requirements with respect to the Restricted Shares or an applicable Tranche or Tranches thereof by reason of a Qualifying Disability Termination as set forth in Section 7.1(iii) only if PNC’s Designated Person affirmatively approves the vesting of Grantee’s Restricted Shares or an applicable Tranche or Tranches thereof in a timely fashion as set forth in this Section 7.2, the provisions set forth in subsections (a) and (b) below will apply.

Further, until such time, if any, as the affirmative approval of the vesting of the Restricted Shares or applicable Tranche or Tranches thereof determination is made as set forth in subsection (a) below and such shares vest and are released in accordance with the provisions of Section 9, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5.

(a) In the event Grantee’s employment with the Corporation is terminated prior to January 2, 2013 with respect to the First Tranche or prior to January 2, 2014 with respect to the Second and Third Tranches of the Restricted Shares, as the case may be, by the Corporation by reason of Grantee’s Disability and not for Cause, the affected Restricted Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, the affected Restricted Shares will, subject to the forfeiture provisions of Section 7.5 and of Section 7.2(b) below, remain outstanding pending and subject to affirmative approval of the vesting of the affected Tranche or Tranches of Restricted Shares pursuant to this Section 7.2(a) by the Designated Person specified in Section 11.

If an affected Tranche of Restricted Shares is still outstanding but PNC’s Designated Person has not made a specific determination to either approve or disapprove the vesting of an affected Tranche of Restricted Shares by the day immediately preceding January 2, 2013, January 2, 2014 or January 2, 2015 with respect to the First, Second or Third Tranche of the Restricted Shares, as applicable, then the period during which such affected shares remain eligible for vesting will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the January 2nd date applicable to such Tranche, if the Designated Person is the Chief Human Resources Officer of PNC or delegate, or (ii) the 180th day following such January 2nd date if the Designated Person is the Compensation Committee or its delegate, whichever is applicable; provided, however, if the Compensation Committee has acted to suspend the vesting of such Restricted Shares pursuant to Section 7.5(c), the period during which such Restricted Shares will remain eligible for vesting will be extended until the terms of such suspension have been satisfied.

If the affected Restricted Shares or Tranche of Restricted Shares remains outstanding and has not been forfeited pursuant to the provisions of Section 7.5 and the vesting of such shares is affirmatively approved by PNC’s Designated Person on or prior to the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, then the service requirement with respect to such shares will be deemed to have been satisfied pursuant to Section 7.1(iii) on the date of such approval.

(b) If PNC’s Designated Person disapproves the vesting of an affected Tranche of Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting of such shares, then any such shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable period for such approval set forth above with respect to such Tranche of Restricted Shares, including any extension of such period, if applicable, PNC’s Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such Tranche of Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then any such shares that are still outstanding will be forfeited by Grantee to PNC as of close of business on the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, without payment of any consideration by PNC.

7.3 Other Compensation Committee Authority. Prior to January 2, 2013 in the case of the First Tranche Shares, or January 2, 2014 or January 2, 2015 in the case of the Second or Third Tranche Shares, respectively, the Compensation Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, that the service requirement with respect to such Restricted Shares or portion thereof will be deemed to have been satisfied and that such shares or portion thereof shall vest, all subject to such restrictions, terms or conditions as the Compensation Committee or its delegate may in their sole discretion determine.

7.4 Forfeiture on Failure to Meet Service Requirements.

If Grantee fails to meet the conditions of the service requirements as set forth in Section 7.1, or if applicable of Section 7.2 or Section 7.3, with respect to one or more Tranches of outstanding Restricted Shares and such shares are not or are no longer, as applicable, eligible to satisfy the service requirements of Section 7.1 by reason of another provision of such section, then any such Tranche or Tranches of Restricted Shares will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 11), and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

Further, any Restricted Shares that are forfeited pursuant to the provisions of Section 7.2(b) or Section 7.5 will be cancelled in accordance with the terms of such section, and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

7.5	Forfeiture on Termination for Cause or Upon Determination of Detrimental Conduct; Suspension and Forfeiture Related to Judicial Criminal Proceedings.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to January 2, 2015 and prior to the occurrence of a Change of Control, if any, then any Restricted Shares that have not yet vested and been released pursuant to Section 9 and are otherwise outstanding on Grantee’s Termination Date, together with the right to receive any payment on or after Grantee’s Termination Date with respect to dividends on those shares, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Detrimental Conduct. Restricted Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC (and the right to receive any payment of dividends with respect to any such shares will also cease on the date such shares are forfeited) in the event that, at any time prior to the date such shares vest and are released in accordance with the provisions of Section 9, PNC determines as set forth in Section 11.12 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Shares on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that: (i) this Section 7.5(b) will not apply to Restricted Shares that vest in the event of Grantee’s death while an employee of the Corporation pursuant to Section 9.2(ii) or on Grantee’s Termination Date pursuant to Section 9.2(iv) in the event that Grantee’s termination of employment was an Anticipatory Termination, if any; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (iii) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (iv) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

(c) Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Shares or any portion thereof are still outstanding and have not yet vested and been released in accordance with Section 9, the Compensation Committee may determine to suspend the vesting of any such Restricted Shares or to require the escrow of the proceeds of the shares.

Any such suspension or escrow is subject to the following restrictions:

(1) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(B) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(C) Grantee’s death;

(D) the occurrence of a Change of Control; or

(E) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(2) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of such Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (1)(B) or (1)(E) above.

If the suspension or escrow is terminated by the occurrence of an event set forth in clause (1)(A) above, such Restricted Shares and any escrowed amounts will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, then with respect to all then outstanding Restricted Shares, if any, the service requirements will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares that have not already vested shall vest as of the end of the day immediately preceding the Change of Control; (ii) if Grantee ceased to be an employee of the Corporation prior to the occurrence of the Change of Control and all or a portion of the Restricted Shares remained outstanding after such termination of employment, then with respect to all of such shares as have not been cancelled pursuant to one of the provisions of Section 7 and are still outstanding and have not yet vested as of the day immediately preceding the Change of Control, the service requirements and any other conditions for vesting that have not already been satisfied will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares shall vest, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby vest pursuant to this Section 8 will settle and be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such vesting date.

9. Vesting, Settlement and Release of Restricted Shares.

9.1 Restricted Period.

Restricted Shares are subject to a Restricted Period during which the shares are subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement. The Restricted Period with respect to the Restricted Shares, or applicable portion thereof if different, is subject to early termination if so determined by the Compensation Committee or its delegate or pursuant to Section 7.3, if applicable, and is the period from the Award Date until the time the Restricted Shares, or applicable portion thereof if different, vest and are released from restriction pursuant to the applicable provisions of Section 9.

9.2 Vesting. The Restricted Shares (or applicable portion thereof, if different) will vest as set forth below, provided that Grantee has satisfied the applicable service requirements set forth in Section 7.1 with respect to the Restricted Shares or applicable portion thereof and the shares have not otherwise been forfeited and are still outstanding at the time or if such shares otherwise vest pursuant to Section 8. If more than one of the following is applicable with respect to those shares, the Restricted Shares (or applicable portion thereof, if different) will vest upon the first to occur.

(i)	With respect to the First Tranche Shares, on January 2, 2013, if Grantee remains an employee of the Corporation through and including the day immediately prior to such date and has satisfied the other conditions set forth in Section 7.1(i)(1) with respect to the capacity in which he serves.

With respect to the Second Tranche Shares, on January 2, 2014, if Grantee remains an employee of the Corporation through and including the day immediately prior to such date and has satisfied the other conditions set forth in Section 7.1(i)(2) with respect to the capacity in which he serves.

With respect to the Third Tranche Shares, on January 2, 2015, if Grantee remained an employee of the Corporation through and including the day immediately prior to January 2, 2014 and has satisfied the other conditions set forth in Section 7.1(i)(3) with respect to the capacity in which he serves and, if not still an employee immediately prior to such date, ceased to be an employee on or after January 2, 2014 by reason of Retirement or Disability and not for Cause or by reason of death.

(ii)	On the date of Grantee’s death if Grantee died while an employee of the Corporation.

(iii)	Where Grantee’s employment was terminated prior to January 2, 2014 by the Corporation by reason of Grantee’s Disability and Grantee has a Qualifying Disability Termination with respect to the Restricted Shares or applicable Tranche thereof, on the date PNC’s Designated Person affirmatively approves the vesting of such Restricted Shares or Tranche of Restricted Shares, as applicable;

(iv)	As of the end of the day immediately preceding Grantee’s Termination Date if such Restricted Shares had not previously vested and are outstanding as of the day immediately preceding Grantee’s Termination Date and Grantee’s termination of employment was an Anticipatory Termination;

(v)	As of the end of the day immediately preceding the date of the Change of Control if and to the extent Grantee’s Restricted Shares are outstanding and eligible to vest upon the occurrence of a Change of Control and do so vest under the provisions of Section 8;

(vi)	On such earlier date, if any, as the Compensation Committee or its delegate determines, in its sole discretion, to vest any such shares pursuant to Section 7.3;

provided, however, if the Compensation Committee has acted to suspend the vesting of the Restricted Shares or applicable portion thereof pursuant to Section 7.5(c), those Restricted Shares will not vest unless the terms of such suspension have been satisfied in such a way that the Restricted Shares have not been forfeited, and, if so, will vest on the later of the applicable date set forth above and the date the terms of the suspension were satisfied.

Restricted Shares that have been forfeited by Grantee pursuant to the provisions of Section 7.4 or Section 7.5 are not eligible for vesting, will not be settled and released, and will be cancelled without payment of any consideration by PNC.

9.3 Settlement and Release of Restricted Shares. Restricted Shares that remain outstanding and have not been forfeited and cancelled pursuant to Section 7.4 or one of the forfeiture provisions of Section 7.5 and that vest pursuant to Section 9.2 will be released from the forfeiture provisions and transfer restrictions of the Agreement. Other than with respect to any shares withheld for taxes pursuant to Section 10.2, released shares will be settled at the time set forth in this Section 9.3 by reissuance and release of said shares to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referred to in Section 3.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative or retained by PNC in accordance with Section 10.2 shall extinguish all right to payment hereunder.

No fractional shares will be reissued, and if the Restricted Shares being released include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock as of the vesting date and paid to Grantee in cash at the time the shares are reissued.

Shares will be reissued and released, and payment will be made for any fractional interest, to Grantee with respect to the settlement of Restricted Shares as soon as administratively practicable (generally within 30 days but in no event before all applicable tax withholding requirements have been satisfied), following the applicable vesting date set forth in Section 9.2 above.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain sufficient whole shares of PNC common stock from Restricted Shares being released pursuant to Section 9 to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection herewith. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises. If any withholding is required prior to the time shares are otherwise being released pursuant to Section 9 hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

PNC will not retain more shares than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least 6 months and, in the case of restricted stock, for which it has been at least 6 months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

Restricted Shares will not be settled and released pursuant to Section 9 unless all applicable withholding tax obligations with respect to such shares have been satisfied.

11. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

11.1 “Agreement,” “Award,” and “Award Date.” “Agreement” means the Restricted Stock Award Agreement between PNC and Grantee evidencing the Award granted to Grantee pursuant to the Plan. “Award” means the Award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

11.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 11.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 11.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 11.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

11.3 “Board” means the Board of Directors of PNC.

11.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth therein, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

11.5 “CEO” means the chief executive officer of PNC.

11.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 11.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 11.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

11.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

11.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 11.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

11.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

11.10 “Corporation” means PNC and its Consolidated Subsidiaries.

11.11 “Designated Person” will be either: (a) the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC or his or her delegate, if Grantee is not within one of the groups specified in Section 11.11(a).

11.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

11.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

11.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

11.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

11.16 “Grantee” means the person to whom the Restricted Stock Award is granted, and is identified as Grantee on page 1 of the Agreement.

11.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

11.18 “Person” has the meaning specified in the definition of “Change of Control” in Section 11.6.

11.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

11.20 “PNC” means The PNC Financial Services Group, Inc.

11.21 “Qualifying Disability Termination” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.22 “Restricted Period” has the meaning specified in Section 9.

11.23 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

11.24 “SEC” means the United States Securities and Exchange Commission.

11.25 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

11.26 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

11.27 “Tranche(s)” or “First, Second or Third Tranche” have the meanings set forth in Section 2.

12. Employment. Neither the Award and the issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Award (regardless of whether the Restricted Shares ultimately vest, settle and are released); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Grantee, the Award, and any right to receive Shares or other value pursuant to the Award and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date and the Restricted Shares will be issued as soon thereafter as administratively practicable.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends in connection with such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Award Date but before the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Restricted Shares been issued on the Award Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

Long-Term Restricted Stock Award

Continuous Employment Condition

Standard Restricted Period: Five Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AWARD AGREEMENT

* * *

GRANTEE:	[ name ]

AWARD DATE:	, 20

RESTRICTED SHARES:	[ number of whole shares ]

1. Definitions. Certain terms used in this Restricted Stock Award Agreement (the “Agreement”) are defined in Section 11 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Shares Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of restricted shares of PNC common stock set forth above (the “Award” and the “Restricted Shares”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Shares are subject to a Restricted Period as provided in Section 9. Restricted Shares are subject to forfeiture and to transfer restrictions pursuant to the terms and conditions of the Agreement during the term of the Restricted Period applicable to those Restricted Shares and until the conditions of the Agreement have been satisfied with respect to such shares and they vest and are released from the provisions of the Agreement in accordance with Section 9.

Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee in a restricted account or credited to a restricted book-entry account. Restricted Shares will be held in a restricted account until either (i) the conditions of the Agreement have been satisfied with respect to such shares and the shares are released in accordance with Section 9 or (ii) the shares are forfeited pursuant to the terms of the Agreement, as the case may be.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares that are forfeited by Grantee pursuant to and in accordance with the terms of Section 7 on failure to meet applicable service or conduct conditions of the Agreement will be cancelled without payment of any consideration by PNC.

Restricted Shares deposited with PNC or its designee that vest and are settled and released in accordance with the terms of Section 9 following satisfaction of all of the conditions of the Agreement with respect to those shares will be released from the restricted account and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referenced above.

4. Rights as Shareholder. Except as provided in Sections 6 through 9 and subject to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to outstanding Restricted Shares from and after issuance of the shares in accordance with Section 17, including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares issued pursuant to the Award shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Restricted Shares that have not yet vested and been released from the terms of the Agreement in accordance with the provisions of Section 9 shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares and shall have the same Restricted Period and service, conduct and other conditions and forfeiture provisions as those applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Shares may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated, other than as may be required pursuant to Section 10.2, unless and until all of the conditions of the Agreement have been satisfied with respect to such Restricted Shares, the Restricted Period terminates, and the Restricted Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares are released and reissued by PNC in accordance with Section 9, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture Provisions: Forfeiture on Failure to Meet Applicable Service or Conduct Conditions.

Restricted Shares are subject to satisfaction of the applicable service and conduct conditions set forth in this Section 7. Upon failure to meet the conditions applicable to all or any portion of the Restricted Shares, all affected Restricted Shares that have not yet vested and been released from the terms of the Agreement pursuant to Section 9 will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

Upon any forfeiture of Restricted Shares pursuant to the provisions of this Section 7, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in or with respect to such shares or any certificate or certificates representing such shares.

7.1 Service Requirements. Grantee will meet the service requirements with respect to the Restricted Shares if Grantee meets the conditions of (i), (ii), (iii), (iv), (v), (vi) or (vii) below with respect to those shares. If more than one of the following is applicable with respect to those shares, Grantee will have met the service requirements for those shares upon the first to occur of such conditions.

(i)	Grantee continues to be employed by the Corporation through and including the day immediately preceding the 5th anniversary of the Award Date.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 11) and not for Cause (as defined in Section 11) and PNC’s Designated Person (as defined in Section 11) affirmatively approves the vesting of the outstanding Restricted Shares in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Disability Termination” with respect to those Restricted Shares as of the time such affirmative approval of vesting occurs).

(iv)

Grantee continues to be employed by the Corporation until such time as Grantee Retires (as defined in Section 11), such Retirement Date occurs no earlier than the 1st anniversary of the Award Date, and PNC’s Designated Person affirmatively approves the vesting of the outstanding Restricted Shares in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Retirement” with respect to those Restricted Shares as of the time such affirmative approval of vesting occurs).

(v)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 11).

(vi)

A Change of Control (as defined in Section 11) occurs and, as of the day immediately preceding the Change of Control, Grantee either (a) is an employee of the Corporation, (b) was an employee of the Corporation until such time as Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause and Grantee’s Restricted Shares remain outstanding pending affirmative approval of vesting of such outstanding Restricted Shares by PNC’s Designated Person in accordance with Section 7.2, or (c) was an employee of the Corporation until Grantee’s Retirement on or after the 1st anniversary of the Award Date and Grantee’s Restricted Shares remain outstanding pending affirmative approval of vesting of such outstanding Restricted Shares by PNC’s Designated Person in accordance with Section 7.2.

(vii)	The Compensation Committee or its delegate determines, in their sole discretion, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, the service requirements will be deemed to have been satisfied with respect to such shares, and such other accompanying restrictions, terms or conditions, if any, as the Compensation Committee or its delegate may in their sole discretion determine have been satisfied, all in accordance with Section 7.3.

7.2 Process for Affirmative Approval by PNC’s Designated Person as a Condition of a Qualifying Disability Termination or a Qualifying Retirement with respect to Restricted Shares. Where Grantee will meet the service requirements with respect to the Restricted Shares by reason of a Qualifying Disability Termination or a Qualifying Retirement as set forth in Section 7.1(iii) or Section 7.1(iv), respectively, only if PNC’s Designated Person affirmatively approves the vesting of Grantee’s Restricted Shares in a timely fashion as set forth in this Section 7.2, the provisions set forth in subsections (a) and (b) below will apply.

Further, until such time, if any, as the affirmative approval of the vesting of the Restricted Shares determination is made as set forth in subsection (a) below and such shares vest and are released in accordance with the provisions of Section 9, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the 5th anniversary of the Award Date by the Corporation by reason of Grantee’s Disability and not for Cause, or in the event that Grantee Retires on or after the 1st anniversary of the Award Date but prior to the 5th anniversary of the Award Date, the affected Restricted Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, the affected Restricted Shares will, subject to the forfeiture provisions of Section 7.5 and of Section 7.2(b) below, remain outstanding pending and subject to affirmative approval of the vesting of the affected Restricted Shares pursuant to this Section 7.2(a) by the Designated Person specified in Section 11.

If the affected Restricted Shares are still outstanding but PNC’s Designated Person has not made a specific determination to either approve or disapprove the vesting of the affected Restricted Shares by the day immediately preceding the 5th anniversary of the Award Date, then the period during which such affected shares remain eligible for vesting will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the 5th anniversary of the Award Date, if the Designated Person is the Chief Human Resources Officer of PNC or delegate, or (ii) the 180th day following such anniversary date if the Designated Person is the Compensation Committee or its delegate, whichever is applicable; provided, however, if the Compensation Committee has acted to suspend the vesting of such Restricted Shares pursuant to Section 7.5(c), the period during which such Restricted Shares will remain eligible for vesting will be extended until the terms of such suspension have been satisfied.

If the affected Restricted Shares remain outstanding and have not been forfeited pursuant to the provisions of Section 7.5 and the vesting of such shares is affirmatively approved by PNC’s Designated Person on or prior to the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, then the service requirement with respect to such shares will be deemed to have been satisfied pursuant to Section 7.1(iii) or Section 7.1(iv), as applicable, on the date of such approval.

(b) If PNC’s Designated Person disapproves the vesting of affected Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting of such shares, then any such shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable period for such approval set forth above with respect to such Restricted Shares, including any extension of such period, if applicable, PNC’s Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then any such shares that are still outstanding will be forfeited by Grantee to PNC as of close of business on the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, without payment of any consideration by PNC.

7.3 Other Compensation Committee Authority. Prior to the 5th anniversary of the Award Date, the Compensation Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, that the service requirement with respect to such Restricted Shares or portion thereof will be deemed to have been satisfied and that such shares or portion thereof shall vest, all subject to such restrictions, terms or conditions as the Compensation Committee or its delegate may in their sole discretion determine.

7.4 Forfeiture on Failure to Meet Service Requirements.

(a) If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements as set forth in Section 7.1 with respect to outstanding Restricted Shares and such shares do not remain eligible for satisfaction of the service requirements of Section 7.1 post-employment pursuant to Section 7.2, Section 7.3 or Section 8, or any combination thereof, then any such Restricted Shares will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 11), and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

(b) If, at the time Grantee ceases to be employed by the Corporation, some or all of Grantee’s Restricted Shares remain eligible for the service requirements of Section 7.1 to be satisfied post-employment, such eligible shares shall remain outstanding pending such satisfaction until either (i) the shares are forfeited and cancelled pursuant to Section 7.5 prior to vesting, or are forfeited and cancelled for failure to vest pursuant to Section 7.2(b) or for failure to meet any conditions required for vesting pursuant to Section 7.3, or (ii) all of the service requirement conditions with respect to such shares have been satisfied and the shares vest and are released pursuant to Section 9, whichever first occurs.

Any Restricted Shares that are forfeited pursuant to the provisions of Section 7.2(b) or Section 7.5 will be cancelled in accordance with the terms of such section, and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

7.5	Forfeiture on Termination for Cause or Upon Determination of Detrimental Conduct; Suspension and Forfeiture Related to Judicial Criminal Proceedings.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 5th anniversary of the Award Date and prior to the occurrence of a Change of Control, if any, then any Restricted Shares that have not yet vested and been released pursuant to Section 9 and are otherwise outstanding on Grantee’s Termination Date, together with the right to receive any payment on or after Grantee’s Termination Date with respect to dividends on those shares, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Detrimental Conduct. Restricted Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, pending affirmative approval of vesting will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC (and the right to receive any payment of dividends with respect to any such shares will also cease on the date such shares are forfeited) in the event that, at any time prior to the date such shares vest and are released in accordance with the provisions of Section 9, PNC determines as set forth in Section 11.12 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Shares on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that: (i) this Section 7.5(b) will not apply to Restricted Shares that vest in the event of Grantee’s death while an employee of the Corporation pursuant to Section 9.2(iii) or on Grantee’s Termination Date pursuant to Section 9.2(v) in the event that Grantee’s termination of employment was an Anticipatory Termination, if any; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (iii) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (iv) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

(c) Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Shares or any portion thereof are still outstanding and have not yet vested and been released in accordance with Section 9, the Compensation Committee may determine to suspend the vesting of any such Restricted Shares or to require the escrow of the proceeds of the shares.

Any such suspension or escrow is subject to the following restrictions:

(1) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(B) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(C) Grantee’s death;

(D) the occurrence of a Change of Control; or

(E) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(2) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of such Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (1)(B) or (1)(E) above.

If the suspension or escrow is terminated by the occurrence of an event set forth in clause (1)(A) above, such Restricted Shares and any escrowed amounts will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, then with respect to all then outstanding Restricted Shares, if any, the service requirements will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares that have not already vested shall vest as of the end of the day immediately preceding the Change of Control; (ii) if Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause or was terminated by Grantee’s Retirement on or after the 1st anniversary of the Award Date, in either case prior to the occurrence of the Change of Control, and all or a portion of the Restricted Shares remained outstanding after such termination of employment and are still outstanding pending and subject to affirmative approval of the vesting of such shares by PNC’s Designated Person pursuant to Sections 7.1 and 7.2, or if all or a portion of the Restricted Shares otherwise remain outstanding pursuant to Section 7.3, then with respect to all such unvested Restricted Shares outstanding as of the day immediately preceding the Change of Control, any such affirmative vesting approval will be deemed to have been given, the service requirements and any other conditions for vesting will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares shall vest, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby vest pursuant to this Section 8 will settle and be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such vesting date.

9. Vesting, Settlement and Release of Restricted Shares.

9.1 Restricted Period.

Restricted Shares are subject to a Restricted Period during which the shares are subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement. The Restricted Period with respect to the Restricted Shares, or applicable portion thereof if different, is subject to early termination if so determined by the Compensation Committee or its delegate or pursuant to Section 7.3, if applicable, and is the period from the Award Date until the time the Restricted Shares, or applicable portion thereof if different, vest and are released from restriction pursuant to the applicable provisions of Section 9.

9.2 Vesting. The Restricted Shares (or applicable portion thereof, if different) will vest as set forth below, provided that Grantee has satisfied the applicable service requirements set forth in Section 7.1 with respect to the Restricted Shares or applicable portion thereof and the shares have not otherwise been forfeited and are still outstanding at the time or if such shares otherwise vest pursuant to Section 8.

(i)	On the 5th anniversary of the Award Date if Grantee remains an employee of the Corporation through and including the day immediately prior to that date;

(ii)	Where Grantee has a Qualifying Disability Termination or a Qualifying Retirement with respect to the Restricted Shares, on the date PNC’s Designated Person affirmatively approves the vesting of such Restricted Shares;

(iii)	On the date of Grantee’s death if Grantee died while an employee of the Corporation;

(iv)	As of the end of the day immediately preceding the date of the Change of Control if and to the extent Grantee’s Restricted Shares are outstanding and eligible to vest upon the occurrence of a Change of Control and do so vest under the provisions of Section 8;

(v)	As of the end of the day immediately preceding Grantee’s Termination Date if such Restricted Shares had not previously vested and are outstanding as of the day immediately preceding Grantee’s Termination Date and Grantee’s termination of employment was an Anticipatory Termination; and

(vi)	On such earlier date, if any, as the Compensation Committee or its delegate determines, in its sole discretion, to vest any such shares pursuant to Section 7.3;

provided, however, if the Compensation Committee has acted to suspend the vesting of the Restricted Shares or applicable portion thereof pursuant to Section 7.5(c), those Restricted Shares will not vest unless the terms of such suspension have been satisfied in such a way that the Restricted Shares have not been forfeited, and, if so, will vest on the later of the applicable date set forth above and the date the terms of the suspension were satisfied.

Restricted Shares that have been forfeited by Grantee pursuant to the provisions of Section 7.4 or Section 7.5 are not eligible for vesting, will not be settled and released, and will be cancelled without payment of any consideration by PNC.

9.3 Settlement and Release of Restricted Shares. Restricted Shares that remain outstanding and have not been forfeited and cancelled pursuant to Section 7.4 or one of the forfeiture provisions of Section 7.5 and that vest pursuant to Section 9.2 will be released from the forfeiture provisions and transfer restrictions of the Agreement. Other than with respect to any shares withheld for taxes pursuant to Section 10.2, released shares will be settled at the time set forth in this Section 9.3 by reissuance and release of said shares to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referred to in Section 3.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative or retained by PNC in accordance with Section 10.2 shall extinguish all right to payment hereunder.

No fractional shares will be reissued, and if the Restricted Shares being released include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock as of the vesting date and paid to Grantee in cash at the time the shares are reissued.

Shares will be reissued and released, and payment will be made for any fractional interest, to Grantee with respect to the settlement of Restricted Shares as soon as administratively practicable (generally within 30 days but in no event before all applicable tax withholding requirements have been satisfied), following the applicable vesting date set forth in Section 9.2 above.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain sufficient whole shares of PNC common stock from Restricted Shares being released pursuant to Section 9 to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection herewith. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises. If any withholding is required prior to the time shares are otherwise being released pursuant to Section 9 hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

PNC will not retain more shares than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least 6 months and, in the case of restricted stock, for which it has been at least 6 months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

Restricted Shares will not be settled and released pursuant to Section 9 unless all applicable withholding tax obligations with respect to such shares have been satisfied.

11. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

11.1 “Agreement,” “Award,” and “Award Date.” “Agreement” means the Restricted Stock Award Agreement between PNC and Grantee evidencing the Award granted to Grantee pursuant to the Plan. “Award” means the Award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

11.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 11.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 11.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 11.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

11.3 “Board” means the Board of Directors of PNC.

11.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth therein, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

11.5 “CEO” means the chief executive officer of PNC.

11.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 11.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 11.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

11.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

11.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 11.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

11.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

11.10 “Corporation” means PNC and its Consolidated Subsidiaries.

11.11 “Designated Person” will be either: (a) the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC or his or her delegate, if Grantee is not within one of the groups specified in Section 11.11(a).

11.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

11.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

11.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

11.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

11.16 “Grantee” means the person to whom the Restricted Stock Award is granted, and is identified as Grantee on page 1 of the Agreement.

11.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

11.18 “Person” has the meaning specified in the definition of “Change of Control” in Section 11.6.

11.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

11.20 “PNC” means The PNC Financial Services Group, Inc.

11.21 “Qualifying Retirement” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.22 “Qualifying Disability Termination” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.

11.23 “Restricted Period” has the meaning specified in Section 9.

11.24 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

11.25 “Retiree” means a Grantee who has Retired.

11.26 “SEC” means the United States Securities and Exchange Commission.

11.27 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

11.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

12. Employment. Neither the Award and the issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Award (regardless of whether the Restricted Shares ultimately vest, settle and are released); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas

of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Grantee, the Award, and any right to receive Shares or other value pursuant to the Award and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date and the Restricted Shares will be issued as soon thereafter as administratively practicable.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends in connection with such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Award Date but before the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Restricted Shares been issued on the Award Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

                    20         SPECIAL RECOGNITION

STOCK-PAYABLE RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[Name]

AWARD GRANT DATE:	, 20

SHARE UNITS:	[ Number ] share units

1. Definitions. Certain terms used in this                     20         Special Recognition Stock-Payable Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 14 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Share Units with Dividend Equivalents Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of restricted share units (“Restricted Share Units” or “RSUs”) of the number of share units set forth above, together with the opportunity to receive related Dividend Equivalents (“Dividend Equivalents”) with respect to those share units (together, the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Share Units and Dividend Equivalents are not transferable. The Restricted Share Units, and, to the extent not yet paid, the related Dividend Equivalents, are subject to forfeiture pursuant to the terms and conditions of the Agreement until vesting and settlement of the Restricted Share Units in accordance with the terms of the Agreement.

Restricted Share Units that are not forfeited in accordance with the terms of Section 5 and that vest in accordance with the terms of Section 6 will be settled and paid out pursuant to and in accordance with the terms of that Section 6. Restricted Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units to which they relate and therefore shall terminate, without payment of any consideration by PNC, upon the cancellation or settlement, whichever is applicable, of the Restricted Share Units to which they relate.

4. Dividend Equivalents.

Dividend Equivalents. These Dividend Equivalents are related to the Restricted Share Units, and Dividend Equivalent payments are applicable for the period during which the Restricted Share Units to which they relate are outstanding. Dividend Equivalents apply to the period from and after the Award Grant Date until such time as the Restricted Share Units granted in connection with the Dividend Equivalents either (i) vest pursuant to and in accordance with the terms of Section 6 or (ii) are cancelled upon forfeiture in accordance with the terms of Section 5. At the end of such period (either the vesting date in accordance with Section 6 or cancellation date in accordance with Section 5), the Dividend Equivalents terminate.

Once the Agreement is effective in accordance with Section 17 and subject to the terms and conditions of this Section 4, the Corporation will make Dividend Equivalents payments to Grantee, where applicable, of cash equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during the Dividend Equivalents period.

Payment. The Corporation will make Dividend Equivalents payments to Grantee where applicable pursuant to this Section 4 each quarter following the dividend payment date that relates to such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date. Dividend Equivalents payments are subject to the additional conditions set forth below, and except as otherwise provided below, Dividend Equivalents will not be payable with respect to a dividend unless the Restricted Share Units to which the Dividend Equivalents relate were outstanding on both the dividend record date and dividend payment date for such dividend.

Additional Conditions. Termination or cancellation of the right to ongoing Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units vest pursuant to and in accordance with the terms of Section 6 and if such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

However, if the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units are cancelled upon forfeiture in accordance with the terms of Section 5, Grantee will not receive any dividend equivalent payments on or after such forfeiture date, whether or not a dividend record date had occurred prior to such date.

Where payment of Dividend Equivalents that would otherwise be made is suspended pursuant to Section 5.4 pending resolution of a potential forfeiture of the Restricted Share Units, then such payment will be made only if and when the suspension is terminated for reasons favorable to Grantee and the Restricted Share Units are not forfeited. If the suspension is terminated for reasons adverse to Grantee, both the Restricted Share Units and any suspended Dividend Equivalents payments will be forfeited without payment.

5.	Forfeiture Provisions; Termination of Award Upon Failure to Meet Applicable Conditions.

5.1 Termination of Award Upon Forfeiture of Units. The Award is subject to the forfeiture provisions set forth in this Section 5. Upon forfeiture and cancellation of the Restricted Share Units and the right to receive payment with respect to related Dividend Equivalents pursuant to the terms and conditions of this Section 5, the Award will terminate and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement.

5.2 Forfeiture of Award Upon Failure to Meet Service Requirements. Grantee will meet the service requirements for the Award provided that Grantee continues to be employed by the Corporation through the earliest to occur of the following:

(i)	the 3rd anniversary of the Award Grant Date;

(ii)	Grantee’s Termination Date (as defined in Section 14) where Grantee’s employment was not terminated by the Corporation for Cause (as defined in Section 14) and where Grantee’s termination of employment is a Retirement as defined in Section 14.22;

(iii)	the date of Grantee’s death; and

(iv)	the day immediately prior to the date a Change of Control (as defined in Section 14) occurs.

If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements for the Award as set forth in this Section 5.2, then all outstanding Restricted Share Units that have so failed to meet such service requirements, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the related Dividend Equivalents, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 14).

5.3	Forfeiture of Award Upon Termination for Cause or Upon Determination of Detrimental Conduct.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Award Grant Date and prior to the occurrence of a Change of Control, if any, then all then outstanding Restricted Share Units, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the related Dividend Equivalents, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) Detrimental Conduct. Restricted Share Units and the right to receive payments with respect to related Dividend Equivalents that would otherwise remain outstanding after Grantee’s Retirement Date by reason of Section 5.2(ii) will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC in the event that, at any time prior to the date that such Restricted Share Units vest and are settled in accordance with Section 6, PNC determines as set forth in Section 14 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Share Units and related Dividend Equivalents on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death or on or after the date of a Change of Control.

5.4	Suspensions and Forfeitures Related to Judicial Criminal Proceedings.

If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Share Units are still outstanding and have not yet vested and been settled, the vesting and settlement, or settlement if vesting has already occurred, of those Restricted Share Units and any further Dividend Equivalent payments shall be automatically suspended.

Such suspension of vesting and settlement, or settlement if vesting has already occurred, shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, the Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended, will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, then vesting and settlement of Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

6.	Vesting and Settlement of Restricted Share Units.

6.1 Vesting. Grantee’s Restricted Share Units will vest upon the earliest to occur of the events set forth in subclauses (i), (ii) and (iii) below, provided that the Restricted Share Units have not been forfeited prior to such event pursuant to the provisions of Section 5 and remain outstanding at that time:

(i)	the 3rd anniversary of the Award Grant Date or, if later, on the date as of which any suspension imposed pursuant to Section 5.4 is lifted and the units vest, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	the end of the day immediately preceding the Change of Control (as defined in Section 14) occurs.

Restricted Share Units that have been forfeited by Grantee pursuant to the provisions of Section 5 are not eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

The Dividend Equivalents period with respect to Dividend Equivalents related to the Restricted Share Units will end and such Dividend Equivalents will terminate either on the vesting date for such Restricted Share Units in accordance with Section 6 or on the cancellation date for such Restricted Share Units in accordance with Section 5, as applicable.

6.2 Settlement.

Restricted Share Units that have vested will be settled at the time set forth in Section 6.3 by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of vested Restricted Share Units being settled or as otherwise provided in Section 8 if applicable.

No fractional shares will be issued. If the vested Restricted Share Units include a fractional interest, such fractional interest will be liquidated and paid to Grantee in cash on the basis of the then current Fair Market Value of PNC common stock as of the vesting date (or as of the scheduled payment date pursuant to clause (2) of the third bullet under Section 6.3 if payment is made pursuant to that provision as necessary) or as otherwise provided in Section 8 if applicable.

6.3 Payout Timing. Payment will be made to Grantee in settlement of Restricted Share Units that have vested as soon as practicable after the vesting date set forth in the applicable subclause of Section 6.1, generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the following:

•

In the event that the vesting date pursuant to Section 6.1(i) is the date as of which any suspension imposed pursuant to Section 5.4 is lifted, payment will be made no later than the earlier of (a) 30 days after the vesting date and (b) December 31st of the year in which the vesting date occurs.

•

Where vesting occurs pursuant to Section 6.1(ii) upon Grantee’s death, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death.

•	Where vesting occurs pursuant to Section 6.1(iii) on the occurrence of a Change of Control:

(1)

If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the Internal Revenue Code, payment will be made as soon as practicable after the Change of Control date, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2)

If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the Internal Revenue Code, then payment will be made as soon as practicable after the 3rd anniversary of the Award Grant Date (the date that would have been the scheduled vesting date for the Restricted Share Units had they vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii)), but in no event later than December 31st of the year in which such scheduled vesting date occurs.

•

Where vesting occurs pursuant to Section 6.1(iii) on the occurrence of a Change of Control and payment is scheduled for as soon as practicable after the 3rd anniversary of the Award Grant Date pursuant to clause (2) above but Grantee dies prior to that scheduled payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later but not beyond 2015, the 15th day of the 3rd calendar month following the date of Grantee’s death.

Delivery of shares and/or other payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements have been satisfied.

7. No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until shares are issued and delivered in settlement of vested outstanding Restricted Share Units pursuant to Section 6.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that outstanding vested Restricted Share Units are settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per Share Unit of any share-denominated award amount authorized for payment to Grantee pursuant to Section 6 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 6 to be paid in cash at the applicable time specified in Section 6.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per Share Unit will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any payment to be made to Grantee pursuant to Section 6 will be made solely in cash at the applicable time specified by Section 6.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any vested Restricted Share Units are settled and paid in accordance with the terms of Section 6, such delivery of shares and/or other payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee.

Unless PNC determines otherwise, the Corporation will retain whole shares of PNC common stock from any amounts payable to Grantee hereunder in the form of Shares, and will withhold cash from any amounts payable to Grantee hereunder that are settled in cash. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

For purposes of this Section 10, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 14) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. PNC will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and related Dividend Equivalents nor any payment with respect to such Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

14.1 “Agreement” or “Award Agreement” means the             20         Special Recognition Stock-Payable Restricted Share Units Award Agreement between PNC and Grantee evidencing the Restricted Share Units and related Dividend Equivalents award granted to Grantee pursuant to the Plan.

14.2 “Award” and “Award Grant Date.” “Award” means the Restricted Share Units and related Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units and related Dividend Equivalents are authorized to be granted by the Compensation Committee in accordance with the Plan.

14.3 “Board” means the Board of Directors of PNC.

14.4 “Cause” and “termination for Cause.”

“Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

14.5 “CEO” means the chief executive officer of PNC.

14.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 14.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 14.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

14.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

14.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 14.11(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

14.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

14.10 “Corporation” means PNC and its Consolidated Subsidiaries.

14.11 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation, or, if Grantee was not within one of the foregoing groups, the CEO, the Chief Human Resources Officer of PNC, or his or her designee, whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

14.12 “Dividend Equivalents” means the opportunity to receive dividend-equivalents granted to Grantee pursuant to the Plan in connection with the Restricted Stock Units to which they relate and evidenced by the Agreement.

14.13 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

14.14 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

14.15 “Grantee” means the person to whom the Restricted Share Units with related Dividend Equivalents award is granted and is identified as Grantee on page 1 of the Agreement.

14.16 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

14.17 “Person” has the meaning specified in the definition of “Change of Control in Section 14.6(a).

14.18 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

14.19 “PNC” means The PNC Financial Services Group, Inc.

14.20 “Restricted Share Units” means the Share-denominated award opportunity of the number of restricted share units specified as the Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 8 of the Agreement if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

14.21 “Retiree.” Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 14.22.

14.22 “Retires” or “Retirement.” Grantee “Retires” if Grantee’s employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement” and such Grantee’s Termination Date is sometimes also referred to as Grantee’s “Retirement Date.”

14.23 “SEC” means the United States Securities and Exchange Commission.

14.24 “Section 409A” means Section 409A of the United States Internal Revenue Code.

14.25 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

14.26 “Share” means a share of PNC common stock.

14.27 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Restricted Share Units and Dividend Equivalents award (regardless of whether such share units ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive and retain Shares or other value pursuant to the Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

FORM OF RESTRICTED STOCK AGREEMENT

WITH VARIED VESTING SCHEDULE OR CIRCUMSTANCES

Restricted Stock Award

[Standard Conditions]

[Standard Restricted Period or Periods]

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AWARD AGREEMENT

* * *

GRANTEE:	[ Name ]

AWARD DATE:	, 20

RESTRICTED SHARES:	[ number of shares ]

1. Definitions. Certain terms used in this Restricted Stock Award Agreement (the “Agreement”) are defined in Section 11 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Shares Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of restricted shares of PNC common stock set forth above (the “Award” and the “Restricted Shares”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

[Describe vesting schedule and conditions, as necessary, including division of shares into portions or tranches if applicable]

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Shares are subject to a Restricted Period as provided in Section 9. [Each Tranche of] Restricted Shares [is] [are] subject to forfeiture and to transfer restrictions pursuant to the terms and conditions of the Agreement during the term of the Restricted Period applicable to [that Tranche of] [those] Restricted Shares and until the conditions of the Agreement have been satisfied with respect to such shares and they vest and are released from the provisions of the Agreement in accordance with Section 9.

Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee in a restricted account or credited to a restricted book-entry account. Restricted Shares will be held in a restricted account until either (i) the conditions of the Agreement have been satisfied with respect to such shares and the shares are released in accordance with Section 9 or (ii) the shares are forfeited pursuant to the terms of the Agreement, as the case may be.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares that are forfeited by Grantee pursuant to and in accordance with the terms of Section 7 on failure to meet applicable conditions of the Agreement will be cancelled without payment of any consideration by PNC.

Restricted Shares deposited with PNC or its designee that vest and are settled and released in accordance with the terms of Section 9 following satisfaction of all of the conditions of the Agreement with respect to those shares will be released from the restricted account and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referenced above.

4. Rights as Shareholder. Except as provided in Sections 6 through 9 and subject to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to outstanding Restricted Shares [from and after issuance of the shares in accordance with Section 17, including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board]; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

[Describe additional or alternate provisions, as necessary, such as providing for accrual of dividends and that dividends will be subject to specified conditions or to the same conditions, forfeiture events or other vesting conditions and payout adjustments, if any, as the restricted shares to which they relate]

5. Capital Adjustments. Restricted Shares issued pursuant to the Award shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any [shares received as] distributions on or in exchange for Restricted Shares that have not yet vested and been released from the terms of the Agreement in accordance with the provisions of Section 9 shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares and shall have the same Restricted Period, conditions and forfeiture provisions as those applicable to the Restricted Shares that they were a distribution on or for which they were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Shares may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated, other than as may be required pursuant to Section 10.2, unless and until all of the conditions of the Agreement have been satisfied with respect to such Restricted Shares, the [applicable] Restricted Period terminates, and the Restricted Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares are released and reissued by PNC in accordance with Section 9, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture Provisions: Forfeiture on Failure to Meet Applicable Conditions.

Restricted Shares are subject to satisfaction of the applicable conditions set forth in this Section 7. Upon failure to meet the conditions applicable to all or any portion of the Restricted Shares, all affected Restricted Shares that have not yet vested and been released from the terms of the Agreement pursuant to Section 9 will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

Upon any forfeiture of Restricted Shares pursuant to the provisions of this Section 7, neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in or with respect to such shares or any certificate or certificates representing such shares.

7.1 Service Requirements. [or describe alternate conditions/provisions as necessary or with any additional requirements and/or conditions as applicable] Grantee will meet the service requirements with respect to the Restricted Shares, or applicable portion thereof if so specified, if Grantee meets the conditions of any of the subclauses below with respect to those shares. If more than one of the following is applicable with respect to those shares, Grantee will have met the service requirements for those shares upon the first to occur of such conditions.

(i)	Grantee continues to be employed by the Corporation through and including the day immediately preceding the [specify date/condition for all or each portion of shares, as applicable].

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	[Grantee continues to be employed by the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 11) and not for Cause (as defined in Section 11) and PNC’s Designated Person (as defined in Section 11) affirmatively approves the vesting of the outstanding [Restricted Shares] [applicable tranche of shares, as the case may be,] in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Disability Termination” with respect to those Restricted Shares [or Tranche of Restricted Shares] as of the time such affirmative approval of vesting occurs).]

(iv)	[Grantee continues to be employed by the Corporation until such time as Grantee Retires (as defined in Section 11), [such Retirement Date occurs no earlier than [date/condition, if any]] and PNC’s Designated Person affirmatively approves the vesting of the outstanding [Restricted Shares] [applicable tranche of shares, as the case may be,] in a timely fashion as set forth in Section 7.2 (together, a “Qualifying Retirement” with respect to those Restricted Shares [or Tranche of Restricted Shares] as of the time such affirmative approval of vesting occurs).]

(v)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 11).

(_)	[describe additional and/or alternate conditions or qualifying employment or employment termination provisions or conditions as applicable]

(_)	A Change of Control (as defined in Section 11) occurs and, as of the day immediately preceding the Change of Control, Grantee either (a) is an employee of the Corporation, (b) was an employee of the Corporation until such time as Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause and Grantee’s Restricted Shares [or portion thereof that had not already vested] remain[s] outstanding pending affirmative approval of vesting of such outstanding [Tranche or Tranches of] Restricted Shares by PNC’s Designated Person in accordance with Section 7.2, [or (c) was an employee of the Corporation until Grantee’s Retirement [on or after [date/condition, if any]] and Grantee’s Restricted Shares [or portion thereof that had not already vested] remain[s] outstanding pending affirmative approval of vesting of such outstanding [Tranche or Tranches of] Restricted Shares by PNC’s Designated Person in accordance with Section 7.2] [and describe any alternate and/or additional conditions or provisions, if any, as applicable].

(_)	The Compensation Committee or its delegate determines, in their sole discretion, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, the service requirements will be deemed to have been satisfied with respect to such shares, and such other accompanying restrictions, terms or conditions, if any, as the Compensation Committee or its delegate may in their sole discretion determine have been satisfied, all in accordance with Section 7.3.

7.2 Process for Affirmative Approval by PNC’s Designated Person as a Condition of a Qualifying Disability Termination or a Qualifying Retirement with respect to [a Tranche or Tranches of] Restricted Shares. [and describe any additional and/or alternate conditions/provisions, if any, as applicable] Where Grantee will meet the service requirements with respect to the Restricted Shares [or an applicable Tranche or Tranches thereof] by reason of a Qualifying Disability Termination [or a Qualifying Retirement] as set forth in Section 7.1(iii) [or Section 7.1(iv), respectively,] only if PNC’s Designated Person affirmatively approves the vesting of Grantee’s Restricted Shares [or an applicable Tranche or Tranches thereof] in a timely fashion as set forth in this Section 7.2, the provisions set forth in subsections (a) and (b) below will apply.

Further, until such time, if any, as the affirmative approval of the vesting of the Restricted Shares [or applicable Tranche or Tranches thereof] determination is made as set forth in subsection (a) below and such shares vest and are released in accordance with the provisions of Section 9, such shares shall be subject to the conduct forfeiture provisions set forth in Section 7.5.

(a) In the event Grantee’s employment with the Corporation is terminated prior to [date/condition, by tranche if applicable] by the Corporation by reason of Grantee’s Disability and not for Cause, or in the event that Grantee Retires [on or after [date/condition] but] prior to [date/condition, by tranche if applicable], the affected Restricted Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, the affected Restricted Shares will, subject to the forfeiture provisions of Section 7.5 and of Section 7.2(b) below, remain outstanding pending and subject to affirmative approval of the vesting of the affected [Tranche or Tranches of] Restricted Shares pursuant to this Section 7.2(a) by the Designated Person specified in Section 11.

If [the affected Restricted Shares are] [an affected Tranche of Restricted Shares is] still outstanding but PNC’s Designated Person has not made a specific determination to either approve or disapprove the vesting of [the affected Restricted Shares] [an affected Tranche of Restricted Shares] by [date/condition, by tranche if applicable], then the period during which such affected shares remain eligible for vesting will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following [date/condition, by tranche if applicable] if the Designated Person is the Chief Human Resources Officer of PNC or delegate, or (ii) the 180th day following such [date/condition] if the Designated Person is the Compensation Committee or its delegate, whichever is applicable; provided, however, if the Compensation Committee has acted to suspend the vesting of such Restricted Shares pursuant to Section 7.5(c), the period during which such Restricted Shares will remain eligible for vesting will be extended until the terms of such suspension have been satisfied.

If the affected Restricted Shares [or Tranche of Restricted Shares] remain[s] outstanding and have [has] not been forfeited pursuant to the provisions of Section 7.5 and the vesting of such shares is affirmatively approved by PNC’s Designated Person on or prior to the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, then the service requirement with respect to such shares will be deemed to have been satisfied pursuant to Section 7.1(iii) or Section 7.1(iv), as applicable, on the date of such approval.

(b) If PNC’s Designated Person disapproves the vesting of [affected Restricted Shares] [an affected Tranche of Restricted Shares] that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting of such shares, then any such shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable period for such approval set forth above with respect to [such Restricted Shares] [such Tranche of Restricted Shares], including any extension of such period, if applicable, PNC’s Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such [Tranche of] Restricted Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then any such shares that are still outstanding will be forfeited by Grantee to PNC as of close of business on the last day of the applicable period for such approval set forth above, including any extension of such period, if applicable, without payment of any consideration by PNC.

7.3 Other Compensation Committee Authority. Prior to [date/condition, by tranche if applicable], the Compensation Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Restricted Shares that have not yet vested and been released, that the service requirement with respect to such Restricted Shares or portion thereof will be deemed to have been satisfied and that such shares or portion thereof shall vest, all subject to such restrictions, terms or conditions as the Compensation Committee or its delegate may in their sole discretion determine.

7.4	Forfeiture on Failure to Meet [Service Requirements and/or Other Specified Conditions as applicable].

(a) If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the requirements as set forth in Section 7.1 with respect to [one or more Tranches of] outstanding Restricted Shares and such shares do not remain eligible for satisfaction of the requirements of Section 7.1 post-employment pursuant to Section 7.2, Section 7.3[, Section 7._] or Section 8, or any combination thereof, then any such [Tranche or Tranches of] Restricted Shares will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 11), and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

(b) If, at the time Grantee ceases to be employed by the Corporation, some or all of Grantee’s Restricted Shares remain eligible for the requirements of Section 7.1 [or Section 7._] to be satisfied post-employment, such eligible shares shall remain outstanding pending such satisfaction until either (i) the shares are forfeited and cancelled pursuant to Section 7.5 prior to vesting, or are forfeited and cancelled for failure to vest pursuant to Section 7.2(b) or for failure to meet any conditions required for vesting pursuant to Section 7.3 [or other specified provisions of Section 7], or (ii) all of the conditions with respect to such shares have been satisfied and the shares vest and are released pursuant to Section 9, whichever first occurs.

Any Restricted Shares that are forfeited pursuant to the provisions of Section 7.2(b)[, Section __] or Section 7.5 will be cancelled in accordance with the terms of such section, and the right to receive any payment with respect to dividends with respect to any such shares will also cease on the date such shares are forfeited.

7.5	Forfeiture on Termination for Cause or Upon Determination of Detrimental Conduct [or Failure to Satisfy Other Conditions]; Suspension and Forfeiture Related to Judicial Criminal Proceedings.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to [date/condition] and prior to the occurrence of a Change of Control, if any, then any Restricted Shares that have not yet vested and been released pursuant to Section 9 and are otherwise outstanding on Grantee’s Termination Date, together with the right to receive any payment on or after Grantee’s Termination Date with respect to dividends on those shares, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Detrimental Conduct. Restricted Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, pending affirmative approval of vesting will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC (and the right to receive any payment of dividends with respect to any such shares will also cease on the date such shares are forfeited) in the event that, at any time prior to the date such shares vest and are released in accordance with the provisions of Section 9, PNC determines as set forth in Section 11.12 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Shares on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that: (i) this Section 7.5(b) will not apply to Restricted Shares that vest in the event of Grantee’s death while an employee of the Corporation pursuant to Section 9.2(iii) or on Grantee’s Termination Date pursuant to Section 9.2(v) in the event that Grantee’s termination of employment was an Anticipatory Termination, if any; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (iii) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (iv) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

[Describe other and/or alternate forfeiture conditions or events]

(c) Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Shares or any portion thereof are still outstanding and have not yet vested and been released in accordance with Section 9, the Compensation Committee may determine to suspend the vesting of any such Restricted Shares or to require the escrow of the proceeds of the shares.

Any such suspension or escrow is subject to the following restrictions:

(1) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(B) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(C) Grantee’s death;

(D) the occurrence of a Change of Control; or

(E) termination of the suspension or escrow in the discretion of the Compensation Committee; and

(2) It may be imposed only if the Compensation Committee makes reasonable provision for the retention or realization of the value of such Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (1)(B) or (1)(E) above.

If the suspension or escrow is terminated by the occurrence of an event set forth in clause (1)(A) above, such Restricted Shares and any escrowed amounts will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, then with respect to all then outstanding Restricted Shares, if any, the service requirements will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares that have not already vested shall vest as of the end of the day immediately preceding the Change of Control; (ii) if Grantee’s employment was terminated by the Corporation by reason of Grantee’s Disability and not for Cause [or was terminated by Grantee’s Retirement [on or after [date/condition, if any], in either case] prior to the occurrence of the Change of Control, and all or a portion of the Restricted Shares remained outstanding after such termination of employment and are still outstanding pending and subject to affirmative approval of the vesting of such shares by PNC’s Designated Person pursuant to Sections 7.1 and 7.2, or if all or a portion of the Restricted Shares otherwise remain outstanding pursuant to Section 7.3, then with respect to all such unvested Restricted Shares outstanding as of the day immediately preceding the Change of Control, any such affirmative vesting approval will be deemed to have been given, the service requirements and any other conditions for vesting will be deemed to have been satisfied, the Restricted Period will terminate, and any such shares shall vest, all as of the day immediately preceding the Change of Control; [(_) describe other and/or additional conditions, if any, as applicable;] and (__) all Restricted Shares that thereby vest pursuant to this Section 8 will settle and be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such vesting date.

9. Vesting, Settlement and Release of Restricted Shares.

9.1 Restricted Period.

Restricted Shares are subject to a Restricted Period during which the shares are subject to forfeiture and transfer restrictions pursuant to the terms and conditions of the Agreement. The Restricted Period with respect to the Restricted Shares, or applicable portion thereof if different, is subject to early termination if so determined by the Compensation Committee or its delegate or pursuant to Section 7.3, if applicable, and is the period from the Award Date until the time the Restricted Shares, or applicable portion thereof if different, vest and are released from restriction pursuant to the applicable provisions of Section 9.

9.2 Vesting. The Restricted Shares (or applicable portion thereof, if different) will vest as set forth below, provided that Grantee has satisfied the applicable requirements set forth in Section 7.1 [Section 7._] with respect to the Restricted Shares or applicable portion thereof and the shares have not otherwise been forfeited and are still outstanding at the time or if such shares otherwise vest pursuant to Section 8.

(i)	On [specify date/condition, by tranche if applicable];

(ii)	Where Grantee has a Qualifying Disability Termination [or a Qualifying Retirement] with respect to the Restricted Shares [or applicable Tranche thereof], on the date PNC’s Designated Person affirmatively approves the vesting of such Restricted Shares [or Tranche of Restricted Shares, as applicable];

(iii)	On the date of Grantee’s death if Grantee died while an employee of the Corporation;

(iv)	As of the end of the day immediately preceding the date of the Change of Control if and to the extent Grantee’s Restricted Shares are outstanding and eligible to vest upon the occurrence of a Change of Control and do so vest under the provisions of Section 8;

(v)	As of the end of the day immediately preceding Grantee’s Termination Date if such Restricted Shares had not previously vested and are outstanding as of the day immediately preceding Grantee’s Termination Date and Grantee’s termination of employment was an Anticipatory Termination;

(_)	[describe alternate and/or other dates/conditions if any as applicable;]

(_)	On such earlier date, if any, as the Compensation Committee or its delegate determines, in its sole discretion, to vest any such shares pursuant to Section 7.3;

provided, however, if the Compensation Committee has acted to suspend the vesting of the Restricted Shares or applicable portion thereof pursuant to Section 7.5(c), those Restricted Shares will not vest unless the terms of such suspension have been satisfied in such a way that the Restricted Shares have not been forfeited, and, if so, will vest on the later of the applicable date set forth above and the date the terms of the suspension were satisfied.

Restricted Shares that have been forfeited by Grantee pursuant to the provisions of Section 7.4 or Section 7.5 are not eligible for vesting, will not be settled and released, and will be cancelled without payment of any consideration by PNC.

9.3 Settlement and Release of Restricted Shares. Restricted Shares that remain outstanding and have not been forfeited and cancelled pursuant to Section 7.4 or one of the forfeiture provisions of Section 7.5 and that vest pursuant to Section 9.2 will be released from the forfeiture provisions and transfer restrictions of the Agreement. Other than with respect to any shares withheld for taxes pursuant to Section 10.2, released shares will be settled at the time set forth in this Section 9.3 by reissuance and release of said shares to, or at the proper direction of, Grantee or Grantee’s legal representative without the legend referred to in Section 3.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative or retained by PNC in accordance with Section 10.2 shall extinguish all right to payment hereunder.

No fractional shares will be reissued, and if the Restricted Shares being released include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock as of the vesting date and paid to Grantee in cash at the time the shares are reissued.

Shares will be reissued and released, and payment will be made for any fractional interest, to Grantee with respect to the settlement of Restricted Shares as soon as administratively practicable (generally within 30 days but in no event before all applicable tax withholding requirements have been satisfied), following the applicable vesting date set forth in Section 9.2 above.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain sufficient whole shares of PNC common stock from Restricted Shares being released pursuant to Section 9 to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection herewith. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises. If any withholding is required prior to the time shares are otherwise being released pursuant to Section 9 hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

PNC will not retain more shares than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least 6 months and, in the case of restricted stock, for which it has been at least 6 months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

Restricted Shares will not be settled and released pursuant to Section 9 unless all applicable withholding tax obligations with respect to such shares have been satisfied.

11. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

11.1 “Agreement,” “Award,” and “Award Date.” “Agreement” means the Restricted Stock Award Agreement between PNC and Grantee evidencing the Award granted to Grantee pursuant to the Plan. “Award” means the Award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Date” means the Award Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

11.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 11.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 11.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 11.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

11.3 “Board” means the Board of Directors of PNC.

11.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise required by Section 11.2 in connection with the definition of Anticipatory Termination set forth therein, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

11.5 “CEO” means the chief executive officer of PNC.

11.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 11.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 11.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

11.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

11.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 11.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

[provide alternate provisions and/or other conditions as applicable]

11.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

11.10 “Corporation” means PNC and its Consolidated Subsidiaries.

11.11 “Designated Person” will be either: (a) the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC or his or her delegate, if Grantee is not within one of the groups specified in Section 11.11(a).

11.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO, the Chief Human Resources Officer of PNC, or his or her designee (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

[provide alternate provisions and/or other conditions as applicable]

11.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

11.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

11.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

11.16 “Grantee” means the person to whom the Restricted Stock Award is granted, and is identified as Grantee on page 1 of the Agreement.

11.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

11.18 “Person” has the meaning specified in the definition of “Change of Control” in Section 11.6.

11.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

11.20 “PNC” means The PNC Financial Services Group, Inc.

[11.21 “Qualifying Retirement” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.]

[11.22 “Qualifying Disability Termination” with respect to the Restricted Shares or applicable portion thereof has the meaning set forth in Section 7.]

[provide alternate or additional qualifying terminations and/or other conditions, if any, as necessary]

11.23 “Restricted Period” has the meaning specified in Section 9.

[11.24 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.]

[11.25 “Retiree” means a Grantee who has Retired.]

11.26 “SEC” means the United States Securities and Exchange Commission.

11.27 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

11.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

[11.29 “Tranche has the meaning set forth in Section 2.]

12. Employment. Neither the Award and the issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Award (regardless of whether the Restricted Shares ultimately vest, settle and are released); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Grantee, the Award, and any right to receive Shares or other value pursuant to the Award and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17.	Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Date and the Restricted Shares will be issued as soon thereafter as administratively practicable.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends in connection with such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Award Date but before the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Restricted Shares been issued on the Award Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

FORM OF RESTRICTED SHARE UNIT AGREEMENT

WITH VARIED VESTING, PAYMENT AND OTHER CIRCUMSTANCES

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

[STOCK-PAYABLE] [CASH-PAYABLE] RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[ Name ]

AWARD GRANT DATE:	, 20

SHARE UNITS:	[ Number ] share units

1. Definitions. Certain terms used in this [Stock-Payable] [Cash-Payable] Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 14 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Share Units [with Dividend Equivalents] Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of restricted share units (“Restricted Share Units” or “RSUs”) of the number of share units set forth above[, together with the opportunity to receive related Dividend Equivalents (“Dividend Equivalents”) with respect to those share units] ([together,] the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 17 and is subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Share Units [and Dividend Equivalents] are not transferable. The Restricted Share Units[, and, to the extent not yet paid, the related Dividend Equivalents,] are subject to forfeiture pursuant to the terms and conditions of the Agreement until vesting and settlement of the Restricted Share Units in accordance with the terms of the Agreement.

Restricted Share Units that are not forfeited in accordance with the terms of Section 5 and that vest in accordance with the terms of Section 6 will be settled and paid out pursuant to and in accordance with the terms of that Section 6. Restricted Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of Section 5 will be cancelled without payment of any consideration by PNC.

[[The right to ongoing] Dividend Equivalents [is] [are] granted in connection with the Restricted Share Units to which they relate and therefore shall terminate, without payment of any consideration by PNC, upon the cancellation or settlement, whichever is applicable, of the Restricted Share Units to which they relate.]

[Describe other conditions as necessary, including division of share units into portions or tranches if applicable]

[4. Dividend Equivalents. [where applicable]

Dividend Equivalents. These Dividend Equivalents are related to the Restricted Share Units, and Dividend Equivalent payments are applicable for the period during which the [Tranche of] Restricted Share Units to which they relate [is] [are] outstanding. Dividend Equivalents apply to the period from and after the Award Grant Date until such time as the [applicable Tranche of] Restricted Share Units granted in connection with the Dividend Equivalents either (i) vest[s] pursuant to and in accordance with the terms of Section 6 or (ii) [is] [are] cancelled upon forfeiture in accordance with the terms of Section 5. At the end of such period (either the vesting date in accordance with Section 6 or cancellation date in accordance with Section 5), the Dividend Equivalents terminate.

Once the Agreement is effective in accordance with Section 17 and subject to the terms and conditions of this Section 4, the Corporation will make Dividend Equivalents payments to Grantee, where applicable, of cash equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during the Dividend Equivalents period.

Payment. The Corporation will make Dividend Equivalents payments to Grantee where applicable pursuant to this Section 4 each quarter following the dividend payment date that relates to such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date. Dividend Equivalents payments are subject to the additional conditions set forth below, and except as otherwise provided below, Dividend Equivalents will not be payable with respect to a dividend unless the Restricted Share Units to which the Dividend Equivalents relate were outstanding on both the dividend record date and dividend payment date for such dividend.

Additional Conditions. Termination or cancellation of the right to ongoing Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units vest pursuant to and in accordance with the terms of Section 6 and if such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

However, if the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units are cancelled upon forfeiture in accordance with the terms of Section 5, Grantee will not receive any dividend equivalent payments on or after such forfeiture date, whether or not a dividend record date had occurred prior to such date.

Where payment of Dividend Equivalents that would otherwise be made is suspended pursuant to [Section 5.3 or] Section 5.5 pending resolution of a potential forfeiture of the Restricted Share Units, then such payment will be made only if and when the suspension is terminated for reasons favorable to Grantee and the Restricted Share Units are not forfeited. If the suspension is terminated for reasons adverse to Grantee, both the Restricted Share Units and any suspended Dividend Equivalents payments will be forfeited without payment.

[Alternate: The Dividend Equivalents portion of a Tranche of share units represents the opportunity to receive a payout in cash of an amount equal to the cash dividends that would have been paid, without interest or reinvestment, between the Award Grant Date and the vesting date for that Tranche on a number of shares of PNC common stock equal to the [performance-adjusted] number of Share Units settled and paid out with respect to the related RSUs in that same Tranche, if any, had such shares been issued and outstanding shares on the Award Grant Date and thereafter through the vesting date. Dividend Equivalents are subject to the same requirements, forfeiture events, [performance or other] vesting conditions, and [performance-based payout size adjustments, if any,] as the RSUs to which they relate, and will not be settled and paid unless and until such related RSUs vest, are settled and are paid. Outstanding Dividend Equivalents that so vest and settle will be paid [in cash] in accordance with Section 6.]]

[Describe additional and/or alternate dividend equivalent provisions, if any, as necessary]

5.	Forfeiture Provisions; Termination of Award Upon Failure to Meet Applicable Conditions.

5.1 Termination of Award Upon Forfeiture of Units. The Award is subject to the forfeiture provisions set forth in this Section 5. Upon forfeiture and cancellation of the Restricted Share Units [and [the right to receive payment with respect to] related Dividend Equivalents] pursuant to the terms and conditions of this Section 5, the Award will terminate and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units [or the related [right to] Dividend Equivalents] evidenced by the Agreement.

[Describe any performance conditions and any additional or different service, conduct or other conditions or provisions or alternative conditions as applicable]

[5.2 Service Requirements. [if any, or describe alternate conditions/provisions as necessary or also include any additional requirements and/or conditions as applicable] Grantee will fail to meet the service requirements for [a given Tranche of RSUs [and related Dividend Equivalents]] [the Award] in the event that Grantee does not continue to be employed by the Corporation through the earliest to occur of the following:

(i)	[specify date/conditions for all or each portion of share units [and any related Dividend Equivalents], as applicable];

(ii)	the date of Grantee’s death;

(iii)	Grantee’s Termination Date (as defined in Section 14) where Grantee’s employment was not terminated by the Corporation for Cause (as defined in Section 14) and where either (a) Grantee’s termination of employment qualifies as a Retirement (as defined in Section 14) or (b) Grantee’s employment was terminated as of such date by the Corporation by reason of Grantee’s Disability (as defined in Section 14) [and/or describe any additional or different qualifying terminations and/or other conditions];

[or describe alternate provisions for satisfying conditions]

(iv) the day immediately prior to the date a Change of Control (as defined in Section 14) occurs.

[Describe other requirements and/or conditions, such as performance conditions, if any, as necessary]

[5.3	Forfeiture of Award Upon Failure to Meet [Service Requirements and/or Other Specified Conditions as applicable].

[Except as otherwise provided below, if, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements as set forth in Section 5.2 [with respect to one or more Tranches of Restricted Share Units [and related Dividend Equivalents]] [for the Award], then all outstanding Restricted Share Units that have so failed to meet such service requirements[, together with [the right to receive any payment on or after Grantee’s Termination Date with respect to] the [related]

Dividend Equivalents [related to such Tranche of Tranches of Restricted Share Units]], will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date (as defined in Section 14).

[If, at the time Grantee ceases to be employed by the Corporation, Grantee’s termination of employment could still be a Qualifying Termination if [describe conditions], then the potential forfeiture of the Award for failure to meet the service requirements set forth in Section 5.2 will be suspended until such question is resolved either by (i) [the timely satisfaction of such conditions] such that Grantee’s termination of employment is considered a Qualifying Termination for purposes of the Award or (ii) such termination failing to be a Qualifying Termination [either upon the failure of the specified conditions or upon the lapse of the time allowed for satisfaction of such conditions.]

If such suspension is resolved adverse to Grantee (that is, if the termination of employment is not, and no longer has the potential to qualify as, a Qualifying Termination) and thus Grantee has failed to meet the service requirements for the Award, then all outstanding Restricted Share Units[, together with any payment with respect to related Dividend Equivalents that had been suspended pending such resolution,] will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC effective as of Grantee’s Termination Date.]

[Describe forfeiture upon failure to meet alternate or other conditions, if any, or other forfeiture events as necessary]

5.4	Forfeiture of Award [Upon Termination for Cause or] [Upon Determination of Detrimental Conduct].

[(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to [date/condition] and prior to the occurrence of a Change of Control, if any, then all then outstanding Restricted Share Units[, together with [the right to receive any payment on or after Grantee’s Termination Date with respect to] the related Dividend Equivalents,] will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.]

[(b) Detrimental Conduct. Restricted Share Units [and [the right to receive payments with respect to] related Dividend Equivalents] [that would otherwise remain outstanding after Grantee’s Termination Date by reason of Section              due to Grantee’s qualifying termination, if any,] will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC in the event that, at any time prior to the date that such Restricted Share Units, if any, are settled in accordance with Section 6 or expire or are cancelled unvested pursuant to other provisions of the Agreement, PNC determines as set forth in Section 14 in its sole discretion that Grantee has engaged in Detrimental Conduct and, if so, determines in its sole discretion to cancel such Restricted Share Units [and related Dividend Equivalents] on the basis of such determination that Grantee has engaged in Detrimental Conduct; provided, however, that no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death or on or after the date of a Change of Control.]

5.5 Suspension[s] and Forfeiture[s] Related to Judicial Criminal Proceedings.

If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Share Units [or any portion thereof] are still outstanding and have not yet vested and been settled, the vesting and settlement[, or settlement if vesting has already occurred,] of those Restricted Share Units [and any [further] Dividend Equivalent payments] shall be automatically suspended.

Such suspension of vesting and settlement[, or of settlement if vesting has already occurred,] shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, the Restricted Share Units[, together with [all payments with respect to the] related Dividend Equivalents [that had been suspended],] will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, then vesting [determinations] and settlement [of Restricted Share Units] shall proceed in accordance with Section 6, as applicable[, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable]. No interest shall be paid with respect to any suspended payments.

6.	Vesting and Settlement of Restricted Share Units [and related dividend equivalents, if accrued].

6.1 Vesting. Grantee’s Restricted Share Units will vest upon the earliest to occur of the events set forth in the subclauses below, provided that the Restricted Share Units have not been forfeited prior to such event pursuant to the provisions of Section 5 and remain outstanding at that time:

(i)	the anniversary of the Award Grant Date [in the case of the First Tranche share units, etc., and the anniversary of the Award Grant Date in the case of the Tranche share units, as the case may be,] [or other specified permissible date or event] or, if later, on the date as of which any suspension imposed pursuant to Section 5.5 is lifted and the units vest, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	[for cash-payable: the occurrence of a Change of Control] [for stock-payable: the end of the day immediately preceding the day the change of control (as defined in Section __) occurs].

[Include any additional or different criteria, such as performance vesting criteria, as necessary]

Restricted Share Units that have been forfeited by Grantee pursuant to the [service requirements or conduct or other] provisions of Section 5 are not eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

[The Dividend Equivalents period with respect to Dividend Equivalents related to [an applicable Tranche of] Restricted Share Units will end and such Dividend Equivalents will terminate either on the vesting date for such [Tranche of] Restricted Share Units in accordance with Section 6 or on the cancellation date for such Restricted Share Units in accordance with Section 5, as applicable.]

6.2 Settlement.

[Stock-Payable: Restricted Share Units that have vested will be settled at the time set forth in Section 6.3 by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of vested Restricted Share Units being settled or as otherwise provided in Section 8 if applicable.

No fractional shares will be issued. If the vested Restricted Share Units include a fractional interest, such fractional interest will be liquidated and paid to Grantee in cash on the basis of the then current Fair Market Value of PNC common stock as of the vesting date ([or as of the scheduled payment date pursuant to clause (2) of the third bullet under Section 6.3 if payment is made pursuant to that provision as necessary]) or as otherwise provided in Section 8 if applicable.]

[Cash-Payable: Restricted Share Units that have vested will be settled at the time set forth in Section 6.3 by the payment to Grantee of cash in an amount equal to the number of vested Restricted Share Units being settled multiplied by the Fair Market Value of a share of PNC common stock on the vesting date ([or as of the scheduled payment date pursuant to clause (2) of the third bullet under Section 6.3 if payment is made pursuant to that provision as necessary]) or by the per share value otherwise provided pursuant to Section 8 as applicable.]

6.3 Payout Timing. Payment will be made to Grantee in settlement of Restricted Share Units [and related Dividend Equivalents where accrued] that have vested as soon as practicable after the vesting date set forth in the applicable subclause of Section 6.1, generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the following:

•

In the event that the vesting date pursuant to Section 6.1(i) is the date as of which any suspension imposed pursuant to Section 5.5 is lifted, payment will be made no later than the earlier of (a) 30 days after the vesting date and (b) December 31st of the year in which the vesting date occurs.

•

Where vesting occurs pursuant to Section 6.1(ii) upon Grantee’s death, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death;

•	Where vesting occurs pursuant to [Section 6.1( ) due to the occurrence of a Change of Control] [other vesting date as necessary]:

(1)

If, under the circumstances, [the Change of Control] [other vesting date] is a permissible payment event under Section 409A of the Internal Revenue Code, payment will be made as soon as practicable after [the Change of Control date] [other vesting date], but in no event later than December 31st of the calendar year in which [the Change of Control] [other vesting date] occurs or, if later, by the 15th day of the third calendar month following the date on which [the Change of Control] [other vesting date] occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2)

If, under the circumstances, payment at the time of [the Change of Control] [other vesting date] would not comply with Section 409A of the Internal Revenue Code, then payment will be made as soon as practicable after [date] (the date that would have been the scheduled vesting date for the Restricted Share Units had they vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(            )), but in no event later than December 31st of the year in which such scheduled vesting date occurs [other permissible date].

•

Where vesting occurs pursuant to Section 6.1(__) [due to the occurrence of a Change of Control] [other vesting date as necessary] and payment is scheduled for as soon as practicable after [date] pursuant to clause (2) above [or otherwise pursuant to clause (2) above] but Grantee dies prior to that [scheduled] payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later but not beyond             , the 15th day of the 3rd calendar month following the date of Grantee’s death.

[Delivery of shares and/or other] payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements have been satisfied.

[7. [Stock-Payable] No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until shares are issued and delivered in settlement of vested outstanding Restricted Share Units pursuant to Section 6.]

[7. [Cash-Payable] No Rights as Shareholder. Grantee will have no rights as a shareholder of PNC by virtue of this Award.]

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that [an] outstanding vested [Tranche of] Restricted Share Units [and related Dividend Equivalents is]] [are] settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units [and related Dividend Equivalents] then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation [(a)] measuring the value per Share Unit of any share-denominated award amount authorized for payment to Grantee pursuant to Section 6 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions [and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 6 to be paid in cash at the applicable time specified in Section 6].

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of [Restricted Share Units [and related Dividend Equivalents] then outstanding] [Restricted Share Units that relate to any then outstanding Tranche of Restricted Share Units [and related Dividend Equivalents]] under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per Share Unit will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable[, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any payment to be made to Grantee pursuant to Section 6 will be made solely in cash at the applicable time specified by Section 6].

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units [and related Dividend Equivalents] may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any vested Restricted Share Units [and related Dividend Equivalents] are settled and paid in accordance with the terms of Section 6, such [delivery of shares and/or other] payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any [delivery of shares or other] payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time any tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee.

[Unless [the Compensation Committee] [PNC] determines otherwise, the Corporation [will retain whole shares of PNC common stock from any amounts payable to Grantee hereunder in the form of Shares, and] will withhold cash from any amounts payable to Grantee hereunder that are settled in cash. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

[For purposes of this Section 10, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 14) on the date the tax withholding obligation arises.]

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. [PNC will not retain Shares for this purpose.] If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units [and related Dividend Equivalents] nor any payment with respect to such Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

14.1 “Agreement” or “Award Agreement” means the [Stock-Payable] [Cash-Payable] Restricted Share Units Award Agreement between PNC and Grantee evidencing the Restricted Share Units [and related Dividend Equivalents] award granted to Grantee pursuant to the Plan.

14.2 “Award” and “Award Grant Date.” “Award” means the Restricted Share Units [and related Dividend Equivalents] award granted to Grantee pursuant to the Plan and evidenced by the Agreement. “Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units [and related Dividend Equivalents] are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

14.3 “Board” means the Board of Directors of PNC.

14.4 “Cause” and “termination for Cause.”

“Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

14.5 “CEO” means the chief executive officer of PNC.

14.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 14.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 14.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

14.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

14.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 14.11(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

[provide alternate provisions and/or conditions as applicable]

14.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

14.10 “Corporation” means PNC and its Consolidated Subsidiaries.

14.11 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through

(and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation, or, if Grantee was not within one of the foregoing groups, the CEO, the Chief Human Resources Officer of PNC, or his or her designee, whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement.

[provide alternate provisions and/or conditions as applicable]

14.12 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

[14.13 “Dividend Equivalents” means the opportunity to receive dividend-equivalents granted to Grantee pursuant to the Plan in connection with the Restricted Stock Units to which they relate and evidenced by the Agreement.]

14.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

14.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

14.16 “Grantee” means the person to whom the Restricted Share Units [with related Dividend Equivalents] award is granted and is identified as Grantee on page 1 of the Agreement.

14.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

14.18 “Person” has the meaning specified in the definition of “Change of Control in Section 14.6(a).

14.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

14.20 “PNC” means The PNC Financial Services Group, Inc.

14.21 “Restricted Share Units” means the Share-denominated award opportunity of the number of restricted share units specified as the Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 8 of the Agreement if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

[provide alternate or additional qualifying termination and/or other conditions, if any, as necessary]

[14.22 “Retiree.” Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 14.23.]

[14.23 “Retires” or “Retirement.” Grantee “Retires” if his or her employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement” and such Grantee’s Termination Date is sometimes also referred to as Grantee’s “Retirement Date.”]

14.24 “SEC” means the United States Securities and Exchange Commission.

14.25 “Section 409A” means Section 409A of the United States Internal Revenue Code.

14.26 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

14.27 “Share” means a share of PNC common stock.

14.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

[14.29 “Tranche” means one of the              installments into which the Restricted Share Units [and related Dividend Equivalents] of the Award have been divided as specified in Section              of the Agreement.]

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Restricted Share Units [and Dividend Equivalents] award (regardless of whether such share units [or any portion thereof] ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3, 15.4, 16.1 and 16.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 5.4.

16.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive and retain [Shares or other] value pursuant to the Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback” or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

16.10 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

17.	Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee